Execution Version CONFIDENTIAL [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. Exhibit 10.6{*} JOINT COMMERCIALIZATION AGREEMENT by and between GENMAB A/S and SEAGEN INC. Dated as of October 19, 2020

CONFIDENTIAL TABLE OF CONTENTS Page -i- [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. ARTICLE 1 DEFINITIONS ................................................................................................1  ARTICLE 2 GOVERNANCE ...........................................................................................21  2.1  Governance Generally ...............................................................................21  2.2  Joint Steering Committee ...........................................................................23  2.3  Joint Development Committee. .................................................................24  2.4  Joint Commercialization Committee .........................................................26  2.5  Joint Finance Team ....................................................................................27  2.6  Joint Chemistry, Manufacturing & Controls Team ...................................28  2.7  Joint Medical Affairs Team .......................................................................30  2.8  Joint Regulatory Team ...............................................................................32  2.9  CDS Working Group .................................................................................33  2.10  General Committee, Team, and Working Group Membership and Procedures ..................................................................................................33  2.11  Alliance Managers .....................................................................................37  2.12  Budgetary Matters ......................................................................................38  ARTICLE 3 GENMAB CO-PROMOTION ......................................................................38  3.1  Genmab Right to Co-Promote and Provide Medical Affairs Efforts .........38  3.2  Co-Promotion in the United States ............................................................40  3.3  Performance of US Activities ....................................................................41  3.4  Size and Deployment of Sales Representatives and MSLs in the United States ..............................................................................................41  3.5  US Coordination Plan ................................................................................42  3.6  Compliance and Training ...........................................................................43  3.7  Miscellaneous ............................................................................................44  ARTICLE 4 COMMERCIALIZATION; FURTHER DEVELOPMENT ........................46  4.1  Commercialization in Major Markets Generally .......................................46  4.2  Combined Major Market Commercialization Plan ....................................47  4.3  Commercialization by each Party in its Party Major Market(s) ................48  4.4  Commercialization in the Royalty Territory ..............................................50  4.5  Recalls and Withdrawals ............................................................................50

TABLE OF CONTENTS (continued) Page -ii- [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 4.6  Development Activities .............................................................................50  4.7  Subcontracting and Sublicensing ...............................................................52  ARTICLE 5 FINANCIAL TERMS ...................................................................................53  5.1  Profit Sharing in the Major Markets ..........................................................54  5.2  Royalty Territory .......................................................................................56  5.3  Taxes ..........................................................................................................57  5.4  Currency .....................................................................................................60  5.5  Foreign Exchange ......................................................................................60  5.6  Late Payments ............................................................................................60  5.7  Financial Records; Audits ..........................................................................60  5.8  Third Party License Agreements. ..............................................................61  5.9  Payment to Third Parties ............................................................................62  ARTICLE 6 MANUFACTURE AND SUPPLY ...............................................................63  6.1  Overview ....................................................................................................63  6.2  Global Manufacturing Plan ........................................................................63  6.3  Manufacturing Transition; Supply and Quality Agreements .....................64  6.4  Existing CMOs; Second Source .................................................................65  6.5  Manufacturing Costs ..................................................................................65  6.6  Inventory ....................................................................................................65  6.7  Product Shortfall; Allocation .....................................................................65  ARTICLE 7 MEDICAL AFFAIRS ACTIVITIES ............................................................66  7.1  Overview ....................................................................................................66  7.2  Combined Major Market Medical Affairs Plan .........................................66  7.3  Party Major Market(s) Medical Affairs .....................................................67  7.4  Medical Affairs Standards of Conduct ......................................................67  ARTICLE 8 REGULATORY MATTERS ........................................................................68  8.1  Regulatory Matters.....................................................................................68  8.2  Pharmacovigilance; Adverse Event Reporting ..........................................72  ARTICLE 9 COMPLIANCE .............................................................................................72  9.1  Compliance ................................................................................................72

TABLE OF CONTENTS (continued) Page -iii- [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 9.2  Export .........................................................................................................74  ARTICLE 10 REPRESENTATIONS AND WARRANTIES; COVENANTS ................74  10.1  Mutual Representations and Warranties ....................................................74  10.2  No Debarment ............................................................................................74  10.3  DISCLAIMER ...........................................................................................75  ARTICLE 11 INTELLECTUAL PROPERTY .................................................................75  11.1  Copyrights ..................................................................................................75  11.2  Product Trademarks ...................................................................................75  11.3  Infringement of Trademarks ......................................................................76  11.4  Domain Names...........................................................................................77  11.5  No Implied Licenses ..................................................................................77  11.6  Defense of Third Party Patent Claims .......................................................77  11.7  Amendment of Collaboration Agreement IP Provisions ...........................78  11.8  Patent Costs ................................................................................................79  11.9  Court or Government Order or Decree ......................................................79  ARTICLE 12 AMENDMENT TO EXCLUSIVITY PROVISIONS OF COLLABORATION AGREEMENT ....................................................................80  12.1  Overview ....................................................................................................80  12.2  Amendments to Section 1.1 of the Collaboration Agreement ...................80  12.3  Amendments to Section 3.4 of the Collaboration Agreement ...................81  ARTICLE 13 CONFIDENTIALITY .................................................................................84  13.1  Confidentiality ...........................................................................................84  13.2  Publicity .....................................................................................................86  13.3  Securities Filings ........................................................................................86  13.4  Publications ................................................................................................86  13.5  Existing Confidentiality Agreement ..........................................................87  ARTICLE 14 TERM AND TERMINATION ...................................................................87  14.1  Term ...........................................................................................................87  14.2  Expiration ...................................................................................................87  14.3  Material Breach ..........................................................................................87

TABLE OF CONTENTS (continued) Page -iv- [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 14.4  Termination of Co-Funding; Out-License of Product ...............................90  14.5  Termination for Insolvency; Bankruptcy ...................................................90  14.6  Remedies ....................................................................................................90  14.7  Accrued Rights; Surviving Obligations .....................................................90  ARTICLE 15 INDEMNIFICATION .................................................................................91  15.1  Indemnification ..........................................................................................91  15.2  Indemnification Procedure .........................................................................91  15.3  Treatment of Manufacturing Losses ..........................................................92  15.4  No Consequential or Punitive Damages ....................................................92  15.5  Effect on Collaboration Agreement ...........................................................92  ARTICLE 16 DISPUTE RESOLUTION ..........................................................................93  16.1  Disputes......................................................................................................93  ARTICLE 17 MISCELLANEOUS ...................................................................................93  17.1  Non-Solicitation of Employees .................. Error! Bookmark not defined.  17.2  Maintenance of Records ............................................................................93  17.3  Force Majeure ............................................................................................94  17.4  Assignment ................................................................................................94  17.5  Severability ................................................................................................94  17.6  Insurance ....................................................................................................95  17.7  Notices .......................................................................................................95  17.8  Governing Law ..........................................................................................96  17.9  Headings; Construction ..............................................................................96  17.10  No Third Party Beneficiaries .....................................................................97  17.11  Entire Agreement; Amendment .................................................................97  17.12  Relationship Between Agreements ............................................................97  17.13  Independent Contractors ............................................................................97  17.14  Affiliates ....................................................................................................97  17.15  No Waiver ..................................................................................................98  17.16  Fees and Expenses .....................................................................................98  17.17  Counterparts ...............................................................................................98

TABLE OF CONTENTS (continued) Page -v- [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. SCHEDULES Schedule 1.6: Approved Subcontractors Schedule 1.44: Europe Schedule 3.1: Genmab US Activities Schedule 5.3.4: Certain U.S. Federal Income Tax Matters Schedule 6.3: Manufacturing

CONFIDENTIAL -vi- [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. INDEX OF DEFINED TERMS Adverse Event ........................................................ 1.1 Adverse Ruling .................................................. 14.3.1 Affected Party .................................................... 8.1.10 Affected Region ................................................. 14.3.1 Affiliate .................................................................. 1.2 Agreement .................................................... Preamble Alliance Manager .............................................. 2.11.1 Allowable Expenses ............................................... 1.3 Applicable Law ...................................................... 1.4 Approved Plans ...................................................... 1.5 Approved Subcontractors ....................................... 1.6 [*] Agreement ....................................................... 1.90 Biosimilar Product .................................................. 1.7 BLA ........................................................................ 1.8 Breaching Party .................................................... 14.3 Business Day .......................................................... 1.9 CDS Working Group .............................................. 2.9 Centralized Procedure ........................................... 1.10 CFR ...................................................................... 1.53 Change in Control ................................................. 1.11 China .................................................................... 1.12 Claims ................................................................... 15.1 Clinical Supply ..................................................... 1.13 Clinical Supply Agreement ................................... 1.14 Clinical Trial ......................................................... 1.15 CMC ............................................................... 2.6.2(e) CMC Development ............................................... 1.16 CMC Development Costs ..................................... 1.17 CMOs .................................................................. 6.3.1 Collaboration ........................................................ 1.18 Collaboration Accounting Standards .................... 1.19 Collaboration Agreement................................ Recitals Combination Product ............................................ 1.20 Combined Major Market Commercialization Plan ....................................... 4.1 Combined Major Market Medical Affairs Plan .......................................................... 7.2 Combined Major Market Plans ............................. 1.21 Commercial Packaging and Labeling Costs ................................................................... 1.22 Commercial Sublicense .................................. 4.7.2(c) Commercial Supply .............................................. 1.23 Commercial Supply Agreement .......................... 6.3.2 Commercialization ................................................ 1.24 Commercialization Costs ...................................... 1.25 Commercialization Plan ....................................... 1.26 Commercially Reasonable Efforts ........................ 1.27 Committee ............................................................ 1.28 Confidential Information ...................................... 13.1 Control .................................................................. 1.29 Core Data Sheet .................................................... 1.30 Corporate Names .................................................. 1.31 CSO ...................................................................... 1.32 CVO Activities ..................................................... 1.33 DAA ..................................................................... 1.39 Data Protection Laws .............................................. 1.4 Default Notice ................................................... 14.3.1 Detail .................................................................... 1.34 Development ......................................................... 1.35 Development Costs ............................................... 1.36 Disclosing Party .................................................... 13.1 Disease .................................................................. 1.37 Dollars .................................................................. 1.38 Drug Regulatory Approval Application ............... 1.39 ECI ....................................................................... 5.3.4 Effective Date ............................................... Preamble EFTA .................................................................... 1.40 EMA ..................................................................... 1.41 EU ......................................................................... 1.42 EU14 ..................................................................... 1.43 Europe .................................................................. 1.44 European Commission .......................................... 1.45 Existing CMO Agreements.................................. 6.3.1 Existing Product CMOs ....................................... 6.3.1 FDA ...................................................................... 1.46 FFDCA ................................................................. 1.47 First Regulatory Approval .................................... 1.48 Force Majeure ....................................................... 17.3 FTE ....................................................................... 1.49 FTE Cost ............................................................... 1.50 Fundamental Breach .......................................... 14.3.1 GCP ...................................................................... 1.53 Genmab ........................................................ Preamble Genmab Japan Approval Trial ............................. 4.6.3 Genmab Major Market ......................................... 1.51 Genmab Major Market Commercialization Plan ....................................... 4.1 Genmab Major Market Medical Affairs Plan .................................................................... 7.3.1 Genmab Managers .......................................... 3.1.1(c) Genmab MSLs .................................................... 3.1.1 Genmab Party Combination Study ....................... 1.81 Genmab Sales Representatives ........................... 3.1.1 Genmab US Activities ......................................... 3.1.2 Genmab US Personnel ......................................... 3.1.1 Global Brand Strategy .................................... 2.4.2(a) Global Development Plan .................................... 2.3.2 Global Manufacturing Plan..................................... 6.2 Global Plan ........................................................... 1.52 Global Regulatory Plan ....................................... 8.1.1

CONFIDENTIAL INDEX OF DEFINED TERMS (continued) -vii- [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. GLP ...................................................................... 1.54 GMP ..................................................................... 1.55 Good Clinical Practice .......................................... 1.53 Good Laboratory Practice ..................................... 1.54 Good Manufacturing Practice ............................... 1.55 Governmental Authority ....................................... 1.56 GxP ....................................................................... 1.57 HCP ...................................................................... 1.58 Healthcare Professional ........................................ 1.58 HEOR ................................................................... 1.24 Hospital and Organized Customer Activities ............................................................ 1.59 ICH ....................................................................... 1.60 IND ....................................................................... 1.61 Indemnified Party .............................................. 15.2.1 Indemnifying Party ............................................ 15.2.1 Indemnitees ........................................................... 15.1 Indirect Taxes ....................................................... 1.62 Industry Codes ........................................................ 9.1 Information ........................................................... 1.63 JCC ...................................................................... 2.4.1 JCMCT ................................................................ 2.6.1 JDC ...................................................................... 2.3.1 JFT ....................................................................... 2.5.1 JMAT ................................................................... 2.7.1 Joint Chemistry, Manufacturing & Controls Team ................................................... 2.6.1 Joint Commercialization Committee ................... 2.4.1 Joint Committee Consent ...................................... 1.64 Joint Development Committee ............................ 2.3.1 Joint Finance Team .............................................. 2.5.1 Joint Medical Affairs Team ................................. 2.7.1 Joint Regulatory Team ......................................... 2.8.1 Joint Steering Committee ..................................... 1.65 JRT ...................................................................... 2.8.1 JSC ........................................................................ 1.65 Launch .................................................................. 1.66 Lead Negotiating Party ........................................ 5.8.3 Lead Regulatory Party ......................................... 8.1.2 [*] Agreement ....................................................... 1.67 Losses ................................................................... 15.1 MAA ..................................................................... 1.68 Major Market Sublicense .................................... 1.114 Major Markets ...................................................... 1.69 Manufacture .......................................................... 1.70 Manufacturing Costs ............................................. 1.71 Manufacturing Losses ........................................... 1.72 Manufacturing Transition Plan ............................ 6.3.1 Medical Affairs Activities .................................... 1.73 Medical Affairs Costs ........................................... 1.74 Medical Affairs Plan ............................................. 1.75 Medical Science Liaisons ..................................... 1.76 MSLs .................................................................... 1.76 Net Loss ................................................................ 1.77 Net Profit .............................................................. 1.77 Net Profit/Net Loss ............................................... 1.77 Net Sales ............................................................... 1.78 Non-Breaching Party ............................................ 14.3 Officials ............................................................... 9.1.2 Other Components ................................................ 1.20 Other Marks ....................................................... 11.2.1 Out of Pocket Costs .............................................. 1.79 Packaging and Labeling ........................................ 1.80 Party .............................................................. Preamble Party Combination Study ...................................... 1.81 Party Major Market Commercialization Plan ..................................................................... 1.81 Party Major Market Medical Affairs Plan ..................................................................... 1.85 Party Major Market Plans ..................................... 1.84 Party Major Market(s) .......................................... 1.83 Party Regulatory Plan .......................................... 8.1.1 Party Tactical Matter ............................................ 1.86 Party Written Consent .......................................... 1.87 Patent Costs .......................................................... 1.88 Patent Infringement Claims .................................. 11.6 Patents .................................................................. 1.89 Payee Party .......................................................... 5.3.2 Paying Party ......................................................... 5.3.2 Payment ............................................................... 9.1.2 Payments to Third Parties ..................................... 1.90 Payors ................................................................... 1.91 Person ................................................................... 1.92 Post-Market Surveillance...................................... 1.93 Primary Position Detail ........................................ 1.94 Process ............................................................ 4.7.2(d) Product .................................................................. 1.95 Product Inquiry Notice ...................................... 8.1.10 Product Liability ................................................... 1.96 Product Liability Losses ....................................... 1.97 Product Trademarks ........................................... 11.2.1 Promote ................................................................ 1.98 Promotional Materials .......................................... 1.99 Publication ............................................................ 13.4 Publication Charter ............................................... 13.4 QA ...................................................................... 1.100 QC ...................................................................... 1.101 Quarter ................................................................ 1.102 Receiving Party .................................................... 13.1 Reconciling Payment Determination .............. 5.1.4(b) Regional Material Breach .................................. 14.3.1 Regulatory Approval .......................................... 1.103

CONFIDENTIAL INDEX OF DEFINED TERMS (continued) -viii- [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. Regulatory Authority .......................................... 1.104 Related Manufacturing Agreement ..................... 1.105 Related Party ...................................................... 1.106 Relevant Review Period ................................. 5.1.4(b) Royalty Term ....................................................... 5.2.3 Royalty Territory ................................................ 1.107 Royalty Territory Decisions ........................... 2.1.3(b) Sales and Distribution ......................................... 1.108 Sales Representative ........................................... 1.109 Samples .............................................................. 1.110 Secondary Position Detail................................... 1.111 Securities Exchanges ............................................ 13.3 Selling Party ....................................................... 1.112 SGI ................................................................ Preamble SGI Major Market Commercialization Plan ....................................................................... 4.1 SGI Major Market Medical Affairs Plan ............. 7.3.1 SGI Major Markets ............................................. 1.113 SGI Party Combination Study .............................. 1.81 Sublicensing Revenue ......................................... 1.114 Supply Chain Management................................. 1.115 Target Prescribers ................................................. 1.34 Tax Code ............................................................. 5.3.4 Tax Partnership .................................................... 5.3.4 Tax Partnership Formation Date .......................... 5.3.4 Team .................................................................. 2.10.1 Term ..................................................................... 14.1 Territory .............................................................. 1.116 Third Party .......................................................... 1.117 Third Party License Agreement .......................... 1.118 Trademark Costs ................................................. 1.119 Trademark Infringement Claims ........................ 11.3.1 Trademark Owner .............................................. 11.2.1 Trigger Condition ................................................ 5.2.2 U.S. ..................................................................... 1.120 United States ....................................................... 1.120 US Coordination Plan .......................................... 3.5.1 US Co-Pro Coordinator ....................................... 3.1.6 Withholding Tax Claim .................................. 5.3.3(a) Working Group .................................................. 2.10.1 Year .................................................................... 1.121

CONFIDENTIAL 1 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. JOINT COMMERCIALIZATION AGREEMENT THIS JOINT COMMERCIALIZATION AGREEMENT (this “Agreement”) is made as of October 19, 2020 (the “Effective Date”), by and between GENMAB A/S, a Danish corporation (“Genmab”), and SEAGEN INC. (f/k/a SEATTLE GENETICS, INC.), a Delaware corporation (“SGI”). Genmab and SGI are sometimes referred to herein, individually, as a “Party” and, collectively, as the “Parties.” RECITALS WHEREAS, Genmab and SGI entered into a License and Collaboration Agreement, dated as of October 7, 2011 (as amended from time to time, the “Collaboration Agreement”), to, among other things, collaborate on the development and commercialization of Collaboration Products (as defined in the Collaboration Agreement); WHEREAS, the Parties and their Affiliates are jointly developing the Product (as defined below) as a Collaboration Product pursuant to the Collaboration Agreement; and WHEREAS, upon obtaining Regulatory Approval in relevant jurisdictions, the Parties have agreed to Commercialize the Product, and have allocated to each Party the right to lead Commercialization in certain Major Markets (as defined below) and other territories, with Genmab having certain rights to co-Promote (as defined below) the Product in the United States, in each case, on the terms and subject to the conditions contained in this Agreement, which terms and conditions amend and further define the terms of the Collaboration Agreement. NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows: ARTICLE 1 DEFINITIONS As used in this Agreement, the following terms shall have the following meanings: 1.1 “Adverse Event” means any unfavorable and unintended medical occurrence in a human patient or subject who is administered the Product, including any undesirable sign (including abnormal laboratory findings of clinical concern), symptom or disease temporally associated with the use of the Product, whether or not considered related to the Product. 1.2 “Affiliate” of a Person means any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Person. As used in this definition of Affiliate, the term “control” means the direct or indirect ownership of fifty percent (50%) or more of the stock having the right to vote for directors thereof or the ability to otherwise control the management thereof. 1.3 “Allowable Expenses” means, with respect to the Product for any period (or until expiration of the applicable Royalty Term as specified below), subject to the provisions of this

CONFIDENTIAL 2 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. Agreement, the following expenses that are incurred by a Party or any of its Affiliates and are directly attributable or reasonably allocable to Commercialization activities, Medical Affairs Activities, or other relevant activities indicated below for the Product during such period with respect to the Major Markets (or, with respect to the Territory for Sections [*], and as otherwise indicated below), in each case, determined in accordance with the Collaboration Accounting Standards: 1.3.1 [*]; 1.3.2 [*]; 1.3.3 [*]; 1.3.4 to the extent that the Parties have agreed to Manufacturing of the Product internally by a Party, itself or through an Affiliate, in each case, pursuant to Section 6.3 or Section 6.4 (as applicable), [*]; provided, that such [*] has been approved by the JFT and is included in the Global Manufacturing Plan; provided, further, that the [*]; 1.3.5 [*]; 1.3.6 [*]; 1.3.7 [*]; 1.3.8 [*]; 1.3.9 [*]; 1.3.10 [*]; 1.3.11 [*]; 1.3.12 [*]; and 1.3.13 [*]; provided, that, in each of Sections [*], such expenses shall be included within Allowable Expenses for the Product only to the extent consistent with the budget included in the applicable Approved Plan (as adjusted pursuant to this Agreement). The components of Allowable Expenses shall be calculated in accordance with the applicable definition thereof and the applicable terms of this Agreement, including the Collaboration Accounting Standards, and shall be determined and charged as provided in Section 5.1. If any cost or expense is directly attributable or reasonably allocable to more than one activity, such cost or expense shall only be counted as an Allowable Expense with respect to one of such activities. Where appropriate, the Parties, through the JFT, may agree that certain Allowable Expenses shall be determined and charged on the basis of a specified annual charge or as a percentage of Net Sales. For clarity, Allowable Expenses shall exclude (i) any expenses that are deductible in the definition of Net Sales, (ii) any Indirect Taxes that are reasonably recoverable from a Governmental Authority, (iii) any expenses treated as

CONFIDENTIAL 3 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. Development Costs under this Agreement or “Joint Development Costs” (as defined in the Collaboration Agreement) thereunder, and (iv) any Commercial Packaging and Labeling Costs and Manufacturing Costs for Product for the Royalty Territory. 1.4 “Applicable Law” means any law or statute, any rule or regulation issued by a Governmental Authority (including courts and Regulatory Authorities), as well as and any judicial, governmental, or administrative order, judgment, decree or ruling, in each case, as applicable to the subject matter and the Parties at issue (including the marketing, sale, and promotion of pharmaceutical products for human use), including GxP and any other rules, regulations, guidelines, or other requirements of Regulatory Authorities. For example, (a) in the United States, Applicable Law includes the FFDCA, the Public Health Service Act, the Prescription Drug Marketing Act, the Federal False Claims Act (31 U.S.C. §3729 et seq.), the Federal Health Care Program Anti-Kickback Law (42 U.S.C. §§1320a-7b), and all rules and regulations promulgated under any the foregoing, (b) in the EU, Applicable Law includes the Directive 2001/83/EC on the Community code relating to medicinal products for human use, as well as the requirements for authorization of the manufacturing or importation of such products, the related national implementing laws and regulations of individual EU member states, provisions of the national laws and industry and professionals codes in individual EU member states governing anti-bribery and anti-kickback practices, and (c) Applicable Law includes foreign equivalents of the foregoing. In addition, Applicable Law includes any law, rule, regulation, ordinance, directive, interpretation, judgment, or decision of any Governmental Authority in relation to data protection; privacy; restrictions on, or requirements in respect of, the processing of personal data of any kind, including the Regulation (EU) 2016/679 and the Health Insurance Portability and Accountability Act of 1996 (collectively, “Data Protection Laws”). 1.5 “Approved Plans” means the Global Development Plan (including the Global Regulatory Plan incorporated therein), the Commercialization Plans, the Medical Affairs Plans, and the Global Manufacturing Plan, in each case, as amended from time to time, and as approved in accordance with the terms hereof, including any corresponding budgets incorporated therein, as the context requires. For clarity, references herein to the “applicable Approved Plan(s)” shall be deemed to be followed by the phrase “(if any),” and such references shall not limit the activities of SGI in the Royalty Territory if such activities are not subject to an Approved Plan. 1.6 “Approved Subcontractors” means any Third Party subcontractor (including for clarity any CSO) engaged by a Party or its Affiliate to perform activities under this Agreement that is either (i) set forth on Schedule 1.6 or (ii) approved by a Committee to perform specific obligations of the subcontracting Party under this Agreement (including under the Global Development Plan). 1.7 “Biosimilar Product” means, (a) in respect of the Product as sold in the United States, a biological product approved under the Public Health Service Act 351(k) that is highly similar to the Product, notwithstanding minor differences in clinically inactive components, and for which there are no clinically meaningful differences between such product and the Product in terms of safety, purity and potency; (B) in respect of the Product as sold in the EU, a biological product approved under Article 10(4) of Directive 2001/83/EC and Section 4, Part II, Annex I to such Directive based on the demonstration of the similar nature of such biological medicinal product and the Product; and (C) in respect of the Product as sold outside the United States and

CONFIDENTIAL 4 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. outside of the EU, a biological product approved under a similar regulatory pathway as in the United States or in the EU, if such pathway exists in such territory. 1.8 “BLA” means a Biologics License Application submitted to FDA, and all supplements and amendments that may be submitted with respect to the foregoing. 1.9 “Business Day” means a day that is not a Saturday, Sunday or a day on which banking institutions in New York, New York or Copenhagen, Denmark are required by Applicable Law to remain closed. 1.10 “Centralized Procedure” means, to the extent compulsory or permitted for the Regulatory Approval of a pharmaceutical product in Iceland, Liechtenstein, Norway, or any country in the EU, the procedure administrated by the EMA which results in a single Regulatory Approval granted by the European Commission (excluding any pricing or reimbursement approval) that is valid in all countries in the EU and, following recognition, in Iceland, Liechtenstein and Norway. 1.11 [*]. 1.12 “China” means, for purposes of this Agreement, the People’s Republic of China, including the Hong Kong Special Administrative Region, the Macau Special Administrative Region, and the Taiwan Region. 1.13 “Clinical Supply” means, with respect to the Product, Product intended or used for the purpose of Development or obtaining Regulatory Approval of the Product in accordance with the Global Development Plan. 1.14 “Clinical Supply Agreement” means the Tisotumab Vedotin Clinical Supply Agreement, by and between Genmab and SGI, dated as of March 15, 2018, as amended. 1.15 “Clinical Trial” means a Phase I Clinical Trial, a Phase II Clinical Trial, a Phase III Clinical Trial, a Phase III-B Study, or a Phase IV Study, as the case may be, as such terms are defined in the Collaboration Agreement. For clarity, “Clinical Trials” do not include any investigator-initiated trials or investigator-sponsored research, which shall be considered Medical Affairs Activities. 1.16 “CMC Development” means the Development activities related to the composition, manufacture, and specification of the drug substance and the drug product (including Combination Products in a single formulation) intended to assure the proper identification, quality, purity and strength of the drug, including site transfer (as conducted pursuant to and in accordance with this Agreement), test method development and stability testing, process development, process improvements (i.e., improving product robustness or manufacturing efficiencies), drug substance development, process validation, process scale-up, formulation development, delivery system development, QA and QC development. 1.17 “CMC Development Costs” means, with respect to the Product, the [*] and [*] that are incurred by a Party or any of its Affiliates on or after the Effective Date that are directly attributable or reasonably allocable to CMC Development activities undertaken directly or

CONFIDENTIAL 5 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. indirectly by such Party or any of its Affiliates with respect to the Product anywhere in the Territory, in each case, determined in accordance with the Collaboration Accounting Standards; provided, that the costs incurred by a Party or any of its Affiliates directly attributable or reasonably allocable to the establishment (but not the ongoing supply costs) of site(s) for the Manufacture of Product shall [*]. 1.18 “Collaboration” means the collaboration between Genmab and SGI and their respective Affiliates for the Development, Manufacturing, and Commercialization of the Product pursuant to this Agreement and the Collaboration Agreement. 1.19 “Collaboration Accounting Standards” means (a) in the case of SGI, U.S. generally accepted accounting principles (GAAP), and (b) in the case of Genmab, International Financial Reporting Standards (IFRS), in each case ((a) and (b)), as consistently applied by such Party and its Affiliates. 1.20 “Combination Product” means, solely with respect to Net Sales of a Product in or reasonably allocable to the Royalty Territory, any product or therapy containing (a) as a single formulation, (i) the Product and (ii) one or more other active pharmaceutical ingredients (that are not the Product) (the “Other Components”), or (b) in a single package or container or intended and approved for marketing as a coordinated use, where the Product and the Other Component(s) are both sold by the relevant Selling Party, two or more products or therapies as components including (i) the Product, and (ii) one or more Other Components. 1.21 “Combined Major Market Plans” means the Combined Major Market Commercialization Plan, and the Combined Major Market Medical Affairs Plan, individually or collectively, as the context requires. 1.22 “Commercial Packaging and Labeling Costs” means the [*] and [*] incurred by a Party or its Affiliates that are directly attributable or reasonably allocable to Packaging and Labeling of Commercial Supply (including safety stock) conducted by or on behalf of a Party or its Affiliates and calculated in accordance with the Collaboration Accounting Standards. 1.23 “Commercial Supply” means, with respect to the Product, Product intended or used for the purpose of Commercializing (including Launching and maintaining safety stock) the Product in accordance with the Commercialization Plans (for clarity, whether such Product was Manufactured prior to, on, or after the date on which Regulatory Approval was obtained for the Product). For clarity, Clinical Supply shall not constitute Commercial Supply. 1.24 “Commercialization” means, with respect to the Product, any and all activities to establish and maintain commercial sales for the Product which are undertaken pursuant to an Approved Plan or by SGI with respect to the Royalty Territory. These activities shall include: (a) the pre-Launch marketing and other Launch and Launch preparation activities for the Product, including conducting training of Sales Representatives and any other personnel conducting Commercialization activities, (b) the marketing, Promotion, offering for sale and selling of the Product, (c) importing and exporting the Product for commercial sale, (d) Manufacturing the Product for commercial sale (except for CMC Development activities and Manufacturing performed prior to the First Regulatory Approval, including inventory build to support the first

CONFIDENTIAL 6 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. Launch, each of which shall be considered Development activities), (e) Sales and Distribution activities, (f) market access and health economics and outcomes research (“HEOR”) activities, and (g) Hospital and Organized Customer Activities, in each case ((a) through (g)), in accordance with the applicable Approved Plan. For the avoidance of doubt, as used herein, “Commercialization” shall not include Manufacture of the Product other than Manufacturing for commercial sale following the First Regulatory Approval. When used as a verb, “Commercialize” means to engage in Commercialization. 1.25 “Commercialization Costs” means those [*] and [*] incurred by a Party or its Affiliates for Commercialization activities conducted by or on behalf of such Party or its Affiliates on or after the Effective Date that are directly attributable or reasonably allocable to Commercialization activities for the Product for the Major Markets, in each case, determined in accordance with the Collaboration Accounting Standards, but only to the extent consistent with the applicable Commercialization Plan and the budget included for such activities; provided, that where appropriate, the Parties, through the JCC, may agree that [*]. Notwithstanding the foregoing, Commercialization Costs do not include (i) [*], (ii) [*], or (iii) [*]. For clarity, Commercialization Costs shall exclude [*]. 1.26 “Commercialization Plan” means the Combined Major Market Commercialization Plan, the SGI Major Market Commercialization Plan, and the Genmab Major Market Commercialization Plan, or any one or more of them, as the context requires. 1.27 “Commercially Reasonable Efforts” means (a) with respect to the efforts to be [*] by a Party to [*] other than with respect to [*], the [*] and [*] that such Party and its Affiliates would [*] to [*] a [*] under [*], and (b) with respect to the [*] of the Product under this Agreement, the level of efforts and [*] substantially [*] to those efforts and [*] by a Party and its Affiliates for [*] of [*] and at a [*] in its [*], taking into account commercially relevant factors such as [*]. Commercially Reasonable Efforts shall be determined on a [*] and [*] basis for the Product and it is anticipated that the [*] of [*] may be [*] for [*], and may [*], reflecting [*] in the [*] of the Product and the market(s) and indication(s) involved. In addition, the Parties recognize that (i) one or more market(s) or indication(s) may not represent a commercially reasonable opportunity, and therefore may not merit the allocation of any [*], and (ii) the use of Commercially Reasonable Efforts may result in ceasing Commercialization of the Product for one or more market(s) or indication(s). Further, to the extent that the performance of a Party’s obligations hereunder is adversely affected by the other Party’s failure to perform its obligations hereunder or under the Collaboration Agreement, the impact of such performance failure will [*]. 1.28 “Committee” means any of the Joint Steering Committee, the Joint Development Committee, the Joint Commercialization Committee, the Joint Medical Affairs Team, the Joint Chemistry, Manufacturing & Controls Team, or the Joint Finance Team, individually or collectively, as the context requires. 1.29 “Control” and “Controlled by” mean, with respect to any information or intellectual property right, possession by a Party or any of its Affiliates of the ability to grant the right to access or use, or to grant a license or a sublicense to, such information or intellectual property right as provided for herein or in the Collaboration Agreement without violating the terms of any agreement or other arrangement with any Third Party.

CONFIDENTIAL 7 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 1.30 “Core Data Sheet” means a document setting forth material information relating to safety, efficacy, indications, dosing, pharmacology and other information concerning the Product that will serve as a global reference document and, subject to Section 8.1.6(a), the basis for local labeling for use in regulatory filings and discussions with Regulatory Authorities in the Territory. 1.31 “Corporate Names” means (a) in the case of SGI, the trademarks “Seagen” and “Seattle Genetics” and the SGI corporate logo or such other names and logos as SGI may designate in writing from time to time and (b) in the case of Genmab, the trademark “Genmab” and the Genmab corporate logos or such other names and logos as Genmab may designate in writing from time to time, in each case ((a) and (b)), together with any variations and derivatives thereof. 1.32 “CSO” means a contract sales force organization. 1.33 “CVO Activities” means, with respect to the Product: (a) meetings with or presentations to (in-person or otherwise) physicians, administrators, or other professionals identified in an applicable Medical Affairs Plan that are conducted in a hospital setting or with Payors, in each case, with respect to clinical value and outcomes (CVO), and (b) clinical value and outcomes activities conducted with any hospital, health system, Payor, or any other Person. 1.34 “Detail” means a face-to-face meeting (including a virtual face-to-face meeting or group presentation, if in accordance with an applicable Approved Plan or otherwise approved by the JCC), including any such meeting conducted in a hospital or physician’s office (a) with one or more physicians and other persons included in other medical professional categories identified in the applicable Commercialization Plan (such individuals, “Target Prescribers”) (where, in the case of group presentations, each such physician or other person participating in a group presentation shall be counted as a separate Detail), in each case, who are permitted under the Applicable Law of the country in which they work to prescribe the applicable Product, in which such meeting key Product attributes are orally presented consistent with the terms of this Agreement. As of the Effective Date and so long as the Product has obtained Regulatory Approval for only one Disease in the United States (or other country or region in a Major Market), “Details” for purposes of this Agreement include only Primary Position Details; provided, that in connection with the Launch of the Product for a second or subsequent Disease in the United States (or other country or region in a Major Market), the Parties may determine to include Secondary Position Details as “Details” hereunder, in which case the Parties shall also review and determine the terms and conditions applicable to Primary Position Details and Secondary Position Details under this Agreement. For the avoidance of doubt, (i) a mere Sample drop without discussion with the professional about the Product shall not be considered a Detail, and (ii) any contact between a Sales Representative and a Payor (as distinguished from calls on individual HCPs who may be affiliated with a Payor in connection with their professional prescribing decisions) shall not be considered a Detail. “Detail,” when used as a verb, and “Detailing” shall have correlative meanings. 1.35 “Development” means all research, non-clinical and clinical drug development activities and processes, including toxicology, pharmacology, project management and other non- clinical efforts, statistical analysis, delivery system development, the performance of Clinical Trials (including the Manufacturing of Product for use in Clinical Trials) and other activities, in each case, which are reasonably necessary to prepare submissions for, and obtain or maintain, Regulatory Approval of the Product, including lifecycle management studies and other activities.

CONFIDENTIAL 8 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. For the avoidance of doubt, as used herein “Development” shall include CMC Development and Manufacturing of the Product prior to the First Regulatory Approval. 1.36 “Development Costs” means, with respect to the Product, (a) [*] and [*] that are incurred by a Party or any of its Affiliates on or after the Effective Date that are directly attributable or reasonably allocable to Development activities undertaken directly or indirectly by or on behalf of such Party or any of its Affiliates with respect to the Product pursuant to the Global Development Plan anywhere in the Territory, (b) [*] and [*] incurred by a Party or any of its Affiliates with respect to [*] of the Product Manufactured prior to the First Regulatory Approval, and (c) [*], in each case ((a) through (c)), determined in accordance with the Collaboration Accounting Standards and as set forth in an applicable Approved Plan. For clarity, “Development Costs” shall include: (i) [*]; (ii) [*] and [*] incurred in connection with the planning and conduct of any Clinical Trials, including [*] therefor; (iii) [*] and [*] for research, non-clinical or clinical purposes prior to the First Regulatory Approval, and (iv) [*] in connection with Manufacturing for Clinical Supply, in each case ((i)-(iv)), determined in accordance with the Collaboration Accounting Standards and set forth in an applicable Approved Plan. Development Costs shall exclude [*] and [*] incurred in connection with the planning and conduct of investigator-initiated trials or investigator-sponsored research, which shall be considered [*]. 1.37 “Disease” means a disease condition for which the Product has received Regulatory Approval to treat having a distinct histology (e.g., carcinoma) or affected organ (e.g., lung). 1.38 “Dollars” or “$” means the legal tender of the United States. 1.39 “Drug Regulatory Approval Application” or “DAA” means an application for Regulatory Approval required before commercial sale or use of the Product in a regulatory jurisdiction, including a BLA filed with the FDA, an MAA filed with EMA in the EU or the Regulatory Authority of a country in the European Economic Area, or any foreign equivalents thereof. 1.40 “EFTA” means the European Free Trade Association, as its membership may be constituted from time to time, and any successor thereto. 1.41 “EMA” means the European Medicines Agency and any successor agency(ies) thereto. 1.42 “EU” means the European Union, as its membership may be constituted from time to time, and any successor thereto. 1.43 “EU14” means [*]. 1.44 “Europe” means the United Kingdom, each member state of EU and the EFTA as of the Effective Date (whether or not such countries remain member states of the EU or EFTA), and each member state of the EU and the EFTA from time to time, including the countries set forth on Schedule 1.44.

CONFIDENTIAL 9 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 1.45 “European Commission” means the executive body of the EU that is responsible for, among other things, granting marketing authorization for medicinal products through the Centralized Procedure. 1.46 “FDA” means the United States Food and Drug Administration, and any successor agency(ies) thereto. 1.47 “FFDCA” means the United States Federal Food, Drug, and Cosmetic Act (21 U.S.C. §301 et seq.). 1.48 “First Regulatory Approval” means the first Regulatory Approval of the Product in any jurisdiction in the Territory. 1.49 “FTE” means the equivalent of the work of one (1) employee full time for one (1) Year consisting of a total of (a) [*] hours per Year for employees of a Party or its Affiliate [*] and (b) [*] hours per Year for employees of a Party or its Affiliate [*] (or, in each case ((a) and (b)), such other number as may be agreed to by the Parties by mutual Party Written Consent, or by the JSC) directly related to the Commercialization of the Product, or any other activities contemplated under this Agreement. Any such employee who devotes less than [*] hours or [*] hours, as applicable, per Year (or such other number as may be agreed by the Parties by Party Written Consent or by the JSC) shall be treated as an FTE on a pro-rata basis upon the actual number of hours worked divided by [*] or [*] (or such other number as may be agreed by the Parties by mutual Party Written Consent, or by the JSC). 1.50 “FTE Costs” means, with respect to FTEs for Development, Manufacturing, Commercialization and other activities conducted under this Agreement for the Product, the cost of an FTE based on a blended global rate of [*] for all activities conducted under this Agreement for the Product. Commencing January 1, 2021 and upon January 1 of each Year thereafter, such rate will be adjusted in accordance with the [*]. 1.51 “Genmab Major Market” means [*]. 1.52 “Global Plan” means the Global Development Plan (including the Global Regulatory Plan incorporated therein) and the Global Manufacturing Plan, individually or collectively, as the context requires. 1.53 “Good Clinical Practice” or “GCP” shall mean any and all laws, rules, regulations, guidelines and generally accepted standards and requirements regarding the ethical conduct of clinical trials, including the U.S. Code of Federal Regulations (“CFR”) Title 21, ICH GCP Guidelines E6(R1), current step 4 version, dated 10 June 1996, national legislation implementing European Community Directive 2001/20/EC of 4 April 2001 on the approximation of the laws, regulations and administrative provisions of the Member States relating to the implementation of good clinical practice in the conduct of clinical trials on medicinal products for human use, European Community Directive 2005/28/EC of 8 April 2005 laying down principles and detailed guidelines for good clinical practice as regards to investigational medicinal products for human use, in each case as amended from time to time.

CONFIDENTIAL 10 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 1.54 “Good Laboratory Practice” or “GLP” shall mean any and all laws, rules, regulations, guidelines and generally accepted standards and requirements regarding quality control for laboratories to ensure the consistency and reliability of results, including the CFR Title 21, national legislation implementing European Community Directive 2004/9/EC of 11 February 2004 on the inspection and verification of good laboratory practice (GLP) and European Community Directive 2004/10/EC of 11 February 2004 on the harmonization of laws, regulations and administrative provisions relating to the application of the principles of good laboratory practice and the verification of their applications for tests on chemical substances, OECD Series on Principles of Good Laboratory Practice and Compliance Monitoring, in each case as amended from time to time. 1.55 “Good Manufacturing Practice” or “GMP” shall mean any and all laws, rules, regulations, guidelines and generally accepted standards and requirements regarding the quality control and manufacturing of pharmaceutical products, including the CFR Title 21, ICH GMP Guidelines Q7, current step 4 version, dated 10 November 2000, national legislation implementing European Community Directive 91/356/EEC of 13 June 1991 laying down the principles and guidelines of good manufacturing practice for medicinal products for human use as amended by European Community Directives 2003/94/EC, the Rules Governing Medicinal Products in the European Community, Volume 4, including annexes, in each case as amended from time to time. 1.56 “Governmental Authority” means any supranational, national, federal, state, provincial, country, city or local government or any agency, department, authority, court, or other instrumentality thereof, including any Regulatory Authority. 1.57 “GxP” means GCP, GLP or GMP or any combination thereof, as applicable. 1.58 “Healthcare Professional” or “HCP” mean any member of the medical, pharmacy or nursing professions who in the course of his or her professional activities may prescribe, administer or dispense to an end-user a medicinal product. 1.59 “Hospital and Organized Customer Activities” means, with respect to field-based efforts regarding the Product: (a) meetings with or presentations to (in-person or otherwise) physicians, administrators, or other professionals identified in an applicable Commercialization Plan, that are conducted in a hospital setting, or within Integrated Delivery Networks (IDNs), group practices, Accountable Care Organizations (ACOs) or other healthcare systems; and (b) activities conducted with respect to formularies with hospitals, health systems, or integrated health care networks; but excluding, in each case, activities involving (i) Payors, pathways, clinical value, outcomes, or other related terms, (ii) the negotiation or, unless otherwise engaged in by SGI’s Sales Representatives or MSLs (at SGI’s sole discretion) with respect to the Product in the United States, the implementation, in each case, of agreements with hospitals, health systems, or integrated health care networks, or (iii) distribution partners (including wholesalers, specialty distributors and pharmacies). 1.60 “ICH” means the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use of the World Health Organization, or any successor conference, council or organization.

CONFIDENTIAL 11 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 1.61 “IND” means (a) an Investigational New Drug Application, or successor application, filed with the FDA or its equivalent in any country outside the United States where a regulatory filing is required or obtained to conduct a clinical trial or (b) with respect to any country where a regulatory filing is not required or obtained to conduct a clinical trial, the first enrollment of a patient in the first trial involving the first use of the Product in humans. 1.62 “Indirect Taxes” means value added taxes, sales taxes, consumption taxes and other similar taxes. 1.63 “Information” means all technical, scientific, regulatory and other information, results, knowledge, techniques and data, in whatever form and whether or not confidential, proprietary, patented or patentable, invention disclosures, plans, processes, practices, methods, knowledge, know-how, skill, experience, ideas, concepts, test data (including pharmacological, toxicological and clinical test data), analytical and quality control data, formulae, specifications, marketing, pricing, distribution, cost, sales, and manufacturing data or descriptions. For clarity, Information does not include issued Patents or the inventions claimed thereby. 1.64 “Joint Committee Consent” means the mutual consent or agreement of both Parties’ representatives on a specified Committee, Team, or Working Group (or, if no other Committee is specified, the JSC) documented in the meeting minutes of such Committee, Team, or Working Group explicitly (i.e., identified as a Joint Committee Consent) and confirmed as accurate by representatives of each Party on the applicable Committee, Team, or Working Group in accordance with Section 2.10.2 or a writing signed by at least one representative of Genmab and one representative of SGI on such Committee, Team, or Working Group; provided, that if a matter may be approved or agreed by Joint Committee Consent of a specified Committee, Team or Working Group, such approval or agreement may be given by Joint Committee Consent of any other Committee, Team, or Working Group to which such Committee, Team, or Working Group directly or indirectly reports, including, in each case, the JSC. 1.65 “Joint Steering Committee” or “JSC” means the joint steering committee established pursuant to the terms of the Collaboration Agreement to provide oversight and endorsement of the development, manufacturing and commercialization plans, and associated budgets, for Collaboration Products, and which JSC’s role is expanded and modified hereunder with respect to the Development, Manufacturing, Commercialization and other activities to be conducted hereunder for the Product (provided that, for clarity, the JSC shall continue to have the roles and responsibilities as set forth under the Collaboration Agreement with respect to Licensed Products (as defined thereunder) that are not the Product). 1.66 “Launch” means, with respect to the Product and an applicable country or territory, the first commercial sale of the Product to a Third Party in such country or territory after receipt of Regulatory Approval with respect thereto (and, if the context requires, for a particular Disease for which the Product has obtained Regulatory Approval). For the avoidance of doubt, sales of the Product prior to receipt of Regulatory Approval in a country or territory, such as so-called “treatment IND sales,” “named patient sales,” “compassionate use sales,” and the like, shall not be construed as a Launch. 1.67 “[*] Agreement” means the [*], as amended by [*], dated [*].

CONFIDENTIAL 12 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 1.68 “MAA” means a Marketing Authorization Application filed with the EMA pursuant to the Centralized Procedure or, under Applicable Law for Product, with the applicable Regulatory Authority of a country in the European Economic Area with respect to the decentralized procedure, mutual recognition or any national approval procedure. 1.69 “Major Markets” means the Genmab Major Market and the SGI Major Markets, individually or collectively, as the context requires. Unless otherwise indicated, references to “Major Markets” mean (a) with respect to SGI, the SGI Major Markets and (b) with respect to Genmab, (i) the Genmab Major Market and (ii) the [*]. 1.70 “Manufacture” means all activities related to the manufacture and supply of the Product, including manufacturing supplies for Development or Commercialization, packaging, labeling, in-process and finished Product testing, release of Product or any component or ingredient thereof, quality assurance and quality control activities related to manufacturing and release of Product (except for CMC Development), ongoing stability tests, storage, distribution and shipment, import and export, and regulatory activities directly related to any of the foregoing, but not including any Sales and Distribution activities. For clarity, “Manufacturing” has a correlative meaning. 1.71 “Manufacturing Costs” means, with respect to the Product and incurred on or after the Effective Date: 1.71.1 To the extent that Product is Manufactured by a Third Party CMO, the [*] incurred by the Parties that are directly attributable or reasonably allocable to such Manufacture; or 1.71.2 To the extent that Product is Manufactured by either Party or its Affiliates, the [*], as calculated in a manner consistent with a costing methodology as agreed by the JFT, including (if applicable) [*] consistent with such costing methodology agreed by the JFT, but excluding [*] not reasonably allocated to the Manufacture of Product in accordance with the cost methodology agreed by the JFT; provided, in each case, that “Manufacturing Costs” shall not include [*], or the costs of [*]. 1.72 “Manufacturing Losses” means any and all Losses incurred by one or both Parties, or their Affiliates, resulting from any claim, suit, action, or demand to the extent that such Losses are incurred, relate to, or arise out of the Manufacturing of the Product (including any such claim, suit, action, or demand related to or arising out of Product Liability, breach of Product warranty, the inaccuracy of any representation or warranty, failure to comply with Applicable Law or other breach of any provision of this Agreement, the Collaboration Agreement, or any Related Manufacturing Agreement, in each case, with respect to the Manufacturing of Product), including Losses incurred, related to, or arising under a Related Manufacturing Agreement and Losses resulting, directly or indirectly, from the acts or omissions of any Third Party CMO Manufacturing the Product on the Manufacturing Party’s behalf, except in all cases to the extent such Losses (a) are incurred, relate to, or arise out of the gross negligence, recklessness or willful misconduct of the Manufacturing Party (or its Affiliate) or (b) are caused by or result directly from a material uncured breach by the Manufacturing Party (or its Affiliate) of any relevant Manufacturing

CONFIDENTIAL 13 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. agreement entered into by the Manufacturing Party (or its Affiliate) with any Third Party CMO that Manufactures the Product on the Manufacturing Party’s behalf if such material breach is acknowledged by the Manufacturing Party in writing, results from a failure by the Manufacturing Party to make any undisputed payment when due (after giving effect to any available cure period) or is finally determined by a court or arbitrator of competent jurisdiction; provided, that the foregoing clause (b) shall not apply to any such material breach that is caused by or results directly from an act or omission of a Third Party including any other Third Party CMO that Manufactures the Product on the Manufacturing Party’s behalf. 1.73 “Medical Affairs Activities” means the following activities of medical affairs personnel (including, in certain cases, Medical Science Liaisons; provided, for clarity, that not all of the following activities are performed by MSLs) related to the Product: (a) providing input and assistance with consultancy meetings, recommending investigators for Clinical Trials and providing input in the design of trials, and delivering non-promotional scientific exchanges and conducting non-promotional activities such as presenting new Clinical Trial and other scientific Information; (b) providing grants to support continuing medical education or symposia for educational needs related to the Product, including with respect to its therapeutic use; (c) development, publication, presentation and dissemination of publications relating to the Product; (d) responding to medical inquiries and providing medical information services in response to inquiries communicated via Sales Representatives or received by letter, phone call or email, in each case, from HCPs; (e) conducting so-called “named patient,” “compassionate use,” or similar patient assistance or access programs; (f) providing appropriate support for investigator- initiated trials and investigator-sponsored research; and (g) CVO Activities. 1.74 “Medical Affairs Costs” means those [*] and [*] that are incurred by such Party or any of its Affiliates on or after the Effective Date that are directly attributable or reasonable allocable to Medical Affairs Activities conducted by or on behalf of such Party or its Affiliates for the Product in the Major Markets in accordance with the Medical Affairs Plans. For clarity, Medical Affairs Costs shall exclude [*]. Medical Affairs costs shall exclude the [*] and [*] incurred in connection with the planning and conduct of Clinical Trials, which shall be considered [*]. 1.75 “Medical Affairs Plan” means the Combined Major Market Medical Affairs Plan, the SGI Major Market Medical Affairs Plan, or the Genmab Major Market Medical Affairs Plan, or any one or more of them, as the context requires. 1.76 “Medical Science Liaisons” or “MSLs” mean those health care professionals employed or engaged by a Party or any of their Affiliates with sufficient health care experience (including at least a four-year degree and either (a) clinical, residency or fellowship experience or (b) other highly specialized training relevant to a specific therapeutic area) to engage in in-depth dialogues with physicians or other HCPs regarding medical issues associated with the Product and who are not Sales Representatives or otherwise engaged in direct selling, Promotion, or Hospital and Organized Customer Activities for the Product. 1.77 “Net Profit/Net Loss” means, with respect to the Product during any period, [*] of the Product in [*] plus [*] actually received during such period, less the sum of [*] and [*] incurred during such period. For clarity, Net Profit/Net Loss shall be determined prior to application of any

CONFIDENTIAL 14 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. income or other direct taxes, and if such terms are used individually, “Net Profit” shall mean a positive Net Profit/Net Loss, and “Net Loss” shall mean a negative Net Profit/Net Loss. 1.78 “Net Sales” means the gross amount invoiced in arm’s-length transactions by Related Parties or, solely in the Royalty Territory, Sublicensees, from or on account of the sale of the Product by such Related Party, or only as to the Royalty Territory, a Sublicensee, to a non- Related Party (including sales to any Third Party distributor, wholesaler, or the like), less the sum of the following: 1.78.1 credits or allowances, [*], on account of price adjustments, recalls, claims, damaged goods, and rejections or returns of items previously sold (including Product returned in connection with recalls or withdrawals); 1.78.2 import taxes, export taxes, excise taxes, sales taxes, value-added taxes, consumption taxes, duties or other taxes levied on, absorbed, determined or imposed with respect to such sales (excluding income or net profit taxes or franchise taxes of any kind), in each case, to the extent (a) [*] and (b) [*]; 1.78.3 insurance, customs charges, freight, shipping and other transportation costs incurred in shipping Product to such non-Related Parties, in each case, to the extent [*]; 1.78.4 amounts written off by reason of uncollectible debt, to the extent consistent with the relevant Party’s business practices for its other pharmaceutical products, as determined on a country-by-country basis and in accordance with the Collaboration Accounting Standards (provided, that any such amounts subsequently collected will be included in Net Sales for the period in which collected); 1.78.5 discounts (including trade, quantity and cash discounts) [*], cash and non- cash coupons, retroactive price reductions, and charge-back payments and rebates granted to any non-Related Party (including to [*]); and 1.78.6 rebates (or their equivalent), administrative fees, chargebacks and retroactive price adjustments and any other similar allowances [*] to non-Related Parties (including to [*]) which effectively reduce the selling price or gross sales of the Product. All of the foregoing deductions from the gross amount invoiced for such sales of the Product shall be determined in accordance with Collaboration Accounting Standards. Product transferred to non-Related Parties in connection with clinical and non-clinical research and trials, Samples, “named patient sales,” “compassionate use sales,” or any similar program or bona fide arrangement in which a Related Party agrees to forego a normal profit margin shall give rise to Net Sales only to the extent that any Related Party invoices or receives amounts therefor in excess of the cost of goods thereof. Product shall be considered “sold” in accordance with Collaboration Accounting Standards. Net Sales shall be determined from the books and records of the Related Party.

CONFIDENTIAL 15 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. It is understood that any accruals for individual items reflected in Net Sales are periodically trued up and adjusted by each Related Party consistent with its customary practices and in accordance with Collaboration Accounting Standards. Sale or transfer of Product between any of the Related Parties, or solely in the Royalty Territory, between a Related Party and a Sublicensee, shall not result in any Net Sales, and Net Sales shall be calculated based on any subsequent sales or dispositions to a non-Related Party who is not a Sublicensee. To the extent that any Related Party, or solely in the Royalty Territory, a Sublicensee receives consideration other than or in addition to cash in consideration for the sale of the Product to a non-Related Party and such consideration does not constitute Sublicensing Revenue hereunder in the Major Markets, Net Sales shall include the fair market value of such non-cash consideration for such sale of Product. For clarity, sales by a Related Party (or solely in the Royalty Territory, by a Sublicensee) to a Third Party wholesaler or similar distributor, group purchasing organization, pharmacy benefit manager, or retail chain customer shall be considered sales to a non-Related Party and Net Sales hereunder. Solely with respect to Net Sales occurring in the Royalty Territory, Net Sales of any Combination Product for the purpose of calculating royalties due under this Agreement shall be determined on a country-by-country basis for a given accounting period as follows: first, the Related Party (or Sublicensee, solely with respect to the Royalty Territory) that owns or otherwise controls the Combination Product shall determine the actual Net Sales of such Combination Product (using the above provisions), and then: such Net Sales amount for the Combination Product shall be multiplied by the fraction A/(A+B), where “A” is the net selling price in such country of the Product, if sold separately for the same dosage as contained in the Combination Product, and “B” is the net selling price in such country of the Other Components in the combination if sold separately for the same dosage as contained in the Combination Product. All net selling prices of the elements of such end-user product or service shall be calculated as the average net selling price of said elements during the applicable accounting period for which the Net Sales are being calculated. In the event that, in any country, no separate sale of either the Product or Other Components included in such Combination Product are made during the accounting period in which the sale was made or if the net selling price for an active ingredient cannot be determined for an accounting period, Net Sales allocable to the Product in each such country shall be determined by mutual agreement reached in good faith by the Parties prior to the end of the accounting period in question based on an equitable method of determining same that takes into account, on a country-by-country basis, all relevant factors (including variations in potency, the relative contribution and value to the end user of the Product and the Other Components in the combination). In the case where a drug delivery device is sold with or for use with the Product and included in the gross sales amount, any appropriate adjustment to Net Sales shall be determined by mutual agreement reached in good faith by the Parties prior to the end of the accounting period in question based on an equitable method of determining same that takes into account all relevant factors. 1.79 “Out of Pocket Costs” means amounts paid by a Party to Third Parties for goods and services required for such Party to perform its obligations under this Agreement in accordance with any applicable Approved Plan.

CONFIDENTIAL 16 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 1.80 “Packaging and Labeling” means secondary packaging, labeling, and serializing (as required by Applicable Law) for the Product. 1.81 “Party Combination Study” means any Clinical Trial regarding the combination (including co-administration or other coordinated use) of (a) the Product, on the one hand, and (b) one or more other products developed and/or commercialized by or on behalf of a Party or its Affiliates (including products co-developed by a Party or its Affiliate and a Third Party). A Party Combination Study involving a product developed and/or commercialized by or on behalf of (i) SGI (including products co-developed by SGI or its Affiliate and a Third Party) is referred to herein as an “SGI Party Combination Study” and (ii) Genmab (including products co-developed by Genmab or its Affiliate and a Third Party) is referred to herein as a “Genmab Party Combination Study.” 1.82 “Party Major Market Commercialization Plan” means the Genmab Major Market Commercialization Plan and the SGI Major Market Commercialization Plan, individually or collectively, as the context requires. 1.83 “Party Major Market(s)” means (a) with respect to Genmab, the Genmab Major Market, and (b) with respect to SGI, the SGI Major Markets, individually or collectively, as the context requires. 1.84 “Party Major Market Plans” means the Party Major Market Commercialization Plans and the Party Major Market Medical Affairs Plans, individually or collectively, as the context requires. 1.85 “Party Major Market Medical Affairs Plan” means the Genmab Major Market Medical Affairs Plan and the SGI Major Market Medical Affairs Plan, individually or collectively, as the context requires. 1.86 “Party Tactical Matters” means, with respect to a Party, such Party’s operational or tactical-level actions and decisions with respect to matters and functions allocated or delegated to such Party pursuant to (i) a Combined Major Market Plan, (ii) a Party Major Market Plan, (iii) the US Coordination Plan, or (iv) otherwise pursuant to this Agreement with respect to the Product (including, generally, Commercialization activities, Manufacturing activities, and Medical Affairs Activities with respect to the Product) to the extent that such actions or decisions are consistent with the terms of this Agreement, the scope of such allocation or delegation, Applicable Law, and the Combined Major Market Plans, Party Major Market Plans, and US Coordination Plan, including the tactical and strategic matters described in such plans, in each case, in or for such Party’s Party Major Market(s) or, subject to ARTICLE 3 and the US Coordination Plan, the United States with respect to Genmab. For clarity, (1) Party Tactical Matters exclude any responsibilities or determinations that (a) are expressly delegated to a Committee hereunder, or (b) expressly require the consent of the other Party or any Committee (including via Joint Committee Consent or Party Written Consent), and (2) “Party Tactical Matters” of Genmab in or for the United States must be consistent with the US Coordination Plan and ARTICLE 3. 1.87 “Party Written Consent” means (a) with respect to a matter to be agreed by the Parties, the mutual written agreement or consent of the Parties, in each case, executed on behalf of

CONFIDENTIAL 17 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. each Party by an appropriate officer or employee of such Party; and (b) with respect to a matter to be consented to or approved by a Party, the written consent or agreement of such Party executed by an appropriate officer or employee of such Party. For the avoidance of doubt, a writing evidencing Party Written Consent may be executed by (i) delivery of electronically scanned copies of original signatures delivered by electronic mail or other means of electronic transmission, or (ii) electronic signature (e.g., DocuSign®), but electronic mail without execution will not evidence Party Written Consent. 1.88 “Patent Costs” means the [*] incurred by a Party or any of its Affiliates on or after the Effective Date in connection with the Patent prosecution, maintenance, and enforcement activities conducted pursuant to Sections 14.2 and 14.3 of the Collaboration Agreement or Section 11.6 of this Agreement with respect to the Product. 1.89 “Patents” means: (a) patent applications filed in the Territory; (b) all patents, including supplemental protection certificates, that have issued or in the future issue from any of the foregoing, including utility models, design patents and certificates of invention; and (c) all divisionals, continuations, continuations-in-part, reissues, re-examination certificates, renewals, extensions or additions to any such patents and patent applications (as applicable). 1.90 “Payments to Third Parties” means any amounts paid to a Third Party (whether in the form of a royalty, up-front payment, milestone payment or otherwise) by or on behalf of a Party following the Effective Date in consideration for the grant of a license or other rights under a Patent or other intellectual property rights controlled by such Third Party that are [*] to Develop, Manufacture, or Commercialize the Product under (i) a Third Party License Agreement for one or more Major Markets entered into by a Party in accordance with this Agreement, (ii) the [*] Agreement dated [*] between [*] and [*], as amended (the “[*] Agreement”), or (iii) the [*] Agreement. 1.91 “Payors” means, pharmacy benefit managers, managed health care organizations, group purchasing organizations, large employers, government agencies and government health care programs (e.g., the U.S. Department of Veterans Affairs and Medicare in any form), and similar programs or organizations. 1.92 “Person” means any individual, firm, corporation, partnership, limited liability company, trust, business trust, joint venture, Governmental Authority, association, or other entity. 1.93 “Post-Market Surveillance” means a program in place after the receipt of Regulatory Approval to be further defined in a pharmacovigilance agreement entered into pursuant to Section 8.2 that provides for (a) monitoring the safety of a product in the market, including reporting of certain Adverse Events to Regulatory Authorities; (b) monitoring, investigating, reporting, and responding to complaints from the market, whether medical, technical, or otherwise; and (c) evaluating whether additional actions, such as a label amendment, dear doctor letter, or recall, may be necessary. 1.94 “Primary Position Detail” means, with respect to the Product, a Detail (a) in which key attributes of the Product are orally presented consistent with the terms of this Agreement and

CONFIDENTIAL 18 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. (b) where the Product is given primary emphasis (i.e., an emphasis that is more important than the emphasis given to any other product presented, as a first position detail). 1.95 “Product” means Tisotumab Vedotin, as referenced in the Opt-In Notice dated [*] provided by SGI to Genmab pursuant to the Collaboration Agreement, in [*]. 1.96 “Product Liability” means any liability in respect of any personal injury or death (or risk of personal injury or death) arising from, relating to or otherwise in respect of the use or ingestion of, or exposure to, the Product, whether based on negligence, strict product liability or any other product liability theory, including liability predicated on any alleged or actual manufacturing, design or formulation defect or failure to warn or any breach of any express or implied warranties. 1.97 “Product Liability Losses” means any and all Losses that relate to Claims in respect of Product Liability or alleged Product Liability, in each case, anywhere in the Territory. 1.98 “Promote” means, with respect to the Product, promotional activities to be conducted by Sales Representatives of a Party in the Major Markets that are set forth in an applicable Commercialization Plan or otherwise approved by the JCC, including the following (as approved by the JCC or set forth in an applicable Commercialization Plan): (a) Detailing; (b) utilizing Promotional Materials during Details; (c) conducting display booths, displaying Promotional Materials and conducting meetings with Target Prescribers in exhibits at conferences and trade shows; (d) sponsoring advertising in journals and publications directed to Target Prescribers; (e) conducting company-directed peer-to-peer programs regarding the Product (including speakers bureau and speaker training) directed at Target Prescribers; and (f) distributing Promotional Materials to Target Prescribers using direct mail, electronic media, digital channels or other appropriate dissemination methods. For clarity, “Promotion” shall not include: (i) discussing or responding to questions regarding the Product outside of the approved Product labeling; (ii) independently maintaining a website, call center or medical information hotline for the Product; (iii) taking Product orders or otherwise selling or offering the Product for sale; (iv) Hospital and Organized Customer Activities; or (v) other marketing activities not allocated to the applicable Party under this Agreement or in an approved Commercialization Plan. “Promotion” and “Promotional” shall have the correlative meanings. 1.99 “Promotional Materials” means any advertising, marketing, or Promotional materials, any communication, educational or training tools or materials related thereto, and any similar tools or materials (but not including materials for Medical Affairs Activities), in each case, relating to the Product and in any medium. 1.100 “QA” means quality assurance activities conducted to ensure that all products are of the quality required for their intended use and that quality systems are maintained in accordance with Applicable Law. 1.101 “QC” means quality control activities conducted to check or test that specifications are met in accordance with Applicable Law.

CONFIDENTIAL 19 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 1.102 “Quarter” means each of the three (3) month periods ending on March 31, June 30, September 30 and December 31; provided, that the first Quarter under this Agreement shall commence on the Effective Date and the final Quarter under this Agreement shall end on the last day of the Term. “Quarterly” shall have the correlative meaning. 1.103 “Regulatory Approval” means final regulatory approval (including, where applicable, pricing approval in the event that actual commercial sales are not permitted under Applicable Law absent such approval) required to Commercialize the Product for a disease or condition in accordance with the Applicable Law of a given country or regulatory jurisdiction. In the United States, Regulatory Approval means approval of a New Drug Application, BLA or an equivalent application by the FDA. In the EU, Regulatory Approval means approval of an MAA granted by the European Commission or the Regulatory Authority of a country in the European Economic Area. 1.104 “Regulatory Authority” means the FDA, the EMA, the European Commission, the Pharmaceuticals and Medical Devices Agency of Japan, or any comparable national or territorial regulatory entity within the Territory having substantially the same functions. 1.105 “Related Manufacturing Agreement” means any supply or quality agreement entered into between the Parties or their respective Affiliates with respect to the Product. 1.106 “Related Party” means a Party and its Affiliates. For clarity, Related Party shall not include any distributors, wholesalers or the like unless such entity is an Affiliate of the applicable Party. 1.107 “Royalty Territory” means all countries and territories within the Territory except for the Major Markets. 1.108 “Sales and Distribution” means all sales and distribution activities for the Product in connection with Commercialization thereof, including customer service, handling of returns, order processing, inventory, warehousing, shipping, serialization compliance, invoicing, booking of sales, distribution and collection of receivables. 1.109 “Sales Representative” of a Party means (a) an employee of such Party or an Affiliate of such Party engaged by such Party or Affiliate to Promote the Product on behalf of such Party or such Affiliate, or (b) an Approved Subcontractor, including a CSO, engaged by such Party or Affiliate (to the extent permitted in this Agreement) to Promote the Product on behalf of such Party or such Affiliate, excluding, in each case ((a) and (b)), (i) those employees or independent contractors of either Party or such an Affiliate that are solely engaged in telemarketing, professional education or other indirect activities in support of direct selling, and (ii) Medical Science Liaisons of a Party or such Affiliate. For clarity, “Sales Representatives” do not include employees or Approved Subcontractors engaged in Hospital and Organized Customer Activities. 1.110 “Samples” means Product units which are not intended to be sold or traded, which are intended to be distributed to authorized health care professionals, and which are intended to promote the sale of such prescription drug in accordance with 21 U.S.C. §§353(c) and (d), and the applicable regulations of Title 21 of the U.S. Food and Drug Administration governing

CONFIDENTIAL 20 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. prescription drug samples, including 21 C.F.R. Part 203, or any successor provisions to such laws and regulations and in accordance with Applicable Law in any non-U.S. jurisdiction where Product units are to be distributed, including with respect to the EU, Article 96 of Directive 2001/83. 1.111 “Secondary Position Detail” means, with respect to the Product, a Detail in which key attributes of the Product are orally presented consistent with the terms of this Agreement, where the Product is given significant but not primary emphasis (i.e., an emphasis that is at least or more important than the emphasis given to any other product presented other than the product that is presented as a Primary Position Detail), as a second position detail. 1.112 “Selling Party” means (a) SGI or its Affiliates in the SGI Major Markets and in the Royalty Territory, and (b) Genmab or its Affiliates in the Genmab Major Market. 1.113 “SGI Major Markets” means [*]. 1.114 “Sublicensing Revenue” means (a) all consideration actually received by a Party or its Affiliates from a Sublicensee for the grant of a (sub)license to such Sublicensee of rights to Develop and/or Commercialize the Product in one or more countries in a Major Market (a “Major Market Sublicense”), net of any tax or similar withholding obligations imposed by any tax or other Governmental Authority, which consideration may include upfront, milestone, royalty or other payments; provided, that (i) if a Major Market Sublicense also includes rights granted both within the Major Markets and outside of the Major Markets, only the portion of the consideration reasonably allocable to the Major Markets will be included in the calculation of Sublicensing Revenue, (ii) if a Major Market Sublicense also includes rights to any intellectual property not necessary or useful for the Development, Manufacture or Commercialization of the Product, only the portion of the consideration reasonably allocable to the Product will be included in the calculation of Sublicensing Revenue, and (iii) Sublicensing Revenue shall not include any consideration paid by such Sublicensee for bona fide goods or services provided by such Party or its Affiliates to such Sublicensee up to [*], including a commercially reasonable supply or transfer price for any Product supplied to such Sublicensee, and (b) the amount of [*]; provided, that if such distributor has been granted rights both within and outside the Major Markets, only the consideration reasonably allocable to the Major Markets will be included in the calculation of Sublicensing Revenue. For clarity, neither (a) nor (b) will include (1) [*] (provided such consideration does not [*]), or (2) [*]. 1.115 “Supply Chain Management” means the planning, management and execution of internal activities and activities of Third Party suppliers that (a) provide raw materials used in the manufacture of the Product; (b) manufacture, fill and finish, package and label the Product or any component thereof; or (c) test, assist in the release of, hold or distribute the Product or any component thereof. Supply Chain Management also includes management of forecasting activities. 1.116 “Territory” means the entire world. 1.117 “Third Party” means any Person other than Genmab, SGI or an Affiliate of either of them.

CONFIDENTIAL 21 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 1.118 “Third Party License Agreement” means an agreement between a Party and a Third Party pursuant to which a Party in-licenses rights to Patents or other intellectual property rights controlled by such Third Party that are [*] for the Development, Manufacture or Commercialization of the Product and executed after the Effective Date in accordance with this Agreement, including Section 5.8. 1.119 “Trademark Costs” means, subject to Section 11.3, (a) the [*] (including [*]) incurred by a Party or any of its Affiliates on or after the Effective Date in connection with (i) the clearance of the Product Trademarks and the establishment of the Product Trademarks in the Major Markets and (ii) the maintenance of rights of the Product Trademarks in the Major Markets and (b) the [*] and [*] incurred by a Party or any of its Affiliates on or after the Effective Date in connection with bringing, maintaining and prosecuting any action described in Section 11.3.1, in each case, with respect to the Product and determined in accordance with the Collaboration Accounting Standards. 1.120 “United States” or “U.S.” means the United States of America, including its territories and possessions as recognized by the United Nations from time to time, but in all cases including, for clarity, Puerto Rico. 1.121 “Year” means a calendar year beginning on January 1 and ending on December 31; provided, that the first Year under this Agreement shall commence on the Effective Date and the final Year under this Agreement shall end on the last day of the Term. For clarity, references in this Agreement to “year” without capitalization mean a period of twelve (12) consecutive months (365 or 366 days, as applicable). 1.122 Other Definitions; Terms Defined in Collaboration Agreement. Capitalized terms defined elsewhere in this Agreement shall have the meanings ascribed to such terms for all provisions in this Agreement. See the Index of Defined Terms for the location of such other definitions in this Agreement. Except where the context otherwise requires, capitalized terms used in this Agreement without definitions have the meanings ascribed to such terms in the Collaboration Agreement. 1.123 Relationship to Collaboration Agreement. In the event a term is defined in this Agreement and in the Collaboration Agreement, the definition in this Agreement shall govern and control with respect to the Product and all matters under this Agreement (but, for clarity, not with respect to other “Licensed Products” as such term is defined in the Collaboration Agreement, subject to ARTICLE 12, which expressly amends and restates the sections of the Collaboration Agreement referenced therein). ARTICLE 2 GOVERNANCE 2.1 Governance Generally. 2.1.1 General. Each Party shall assign responsibilities for the various operational aspects of the Collaboration allocated to such Party pursuant to this Agreement to those

CONFIDENTIAL 22 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. portions of its organization that have the appropriate resources, expertise and responsibility for such functions. 2.1.2 Collaboration Committees, Teams and Working Groups. The Parties have established a JSC, a JDT and a joint commercialization team pursuant to the Collaboration Agreement. The Parties desire to establish additional committees or teams or clarify and modify the roles and responsibilities of existing committees or teams formed under the Collaboration Agreement as Committees or Teams hereunder, as provided below, to further oversee the Collaboration, to provide additional decision-making structures, and to provide a forum for discussion of matters relating to the Collaboration, in each case, with respect to the Product. Each Committee established hereunder shall have the responsibilities and authority allocated to it in this ARTICLE 2 and elsewhere in this Agreement. 2.1.3 Limitations on the Authority of Committees. (a) General. No rights, powers, or discretion shall be delegated to or vested in a Committee unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree by mutual Party Written Consent. The Parties hereby agree that: (a) no Committee shall have any authority with respect to the amendment, modification or waiver of compliance with any provision of this Agreement, which matters may be approved only by mutual Party Written Consent (and in the case of a waiver of compliance, by Party Written Consent of the Party entitled to waive such compliance); (b) any matter that otherwise would be within the jurisdiction of any Committee may be agreed or resolved by mutual Party Written Consent; (c) any matter that is expressly reserved to the consent or other decision-making authority of one (1) Party in this Agreement may be decided only by such Party; (d) any matter that is expressly reserved to the consent or agreement of both of the Parties may be decided only by mutual Party Written Consent; (e) all determinations made by any Committee shall be subject to and shall comply with the terms of this Agreement; (f) a Committee may not make any decision that is inconsistent with the Combined Major Market Plans unless an amendment to the applicable Combined Major Market Plan addressing such inconsistency is approved by the JSC; and (g) the Committees shall have no authority over Royalty Territory matters except as set forth in Section 2.1.3(b). Additionally, and for the avoidance of doubt, neither the JSC nor the JCC shall have any authority with respect to [*] in or for the Party Major Market(s) of either Party, or any country therein; provided, that [*] approved by the JSC. Each Party shall have the exclusive right to [*] in its Party Major Market(s) [*], in compliance with Applicable Laws (including antitrust and competition laws). (b) Additional Royalty Territory Limitations on Committees. Notwithstanding any other provision in this Agreement or the Collaboration Agreement to the contrary, no Committee shall have any decision-making authority with respect to the Development, Manufacturing, or Commercialization of the Product solely in the Royalty Territory or outside the Royalty Territory solely to support Development or Commercialization of the Product in the Royalty Territory (“Royalty Territory Decisions”), and such Royalty Territory Decisions shall be made by SGI at its discretion; provided, that such decisions shall be consistent with [*] (including with respect to [*]) and applicable terms of this Agreement.

CONFIDENTIAL 23 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 2.2 Joint Steering Committee. The JSC formed under the Collaboration Agreement shall have the following responsibilities with respect to the activities to be conducted for the Product pursuant to this Agreement (provided that, for clarity, the JSC shall continue to have the roles and responsibilities as set forth under the Collaboration Agreement with respect to Licensed Products (as defined thereunder) that are not the Product): 2.2.1 overseeing the Development, Manufacturing and Commercialization of the Product, generally; 2.2.2 approving each Combined Major Market Plan (and budgets therefor, as applicable), including the global Launch plan and Launch sequence set forth in the Combined Major Market Commercialization Plan; 2.2.3 subject to Section 8.1.6(a), approving the Core Data Sheet prepared in accordance with this Agreement, which shall be submitted to it by the JDC, and amendments thereto; 2.2.4 approving final target pricing bands for the Product both globally and regionally (with relevant regions recommended by the JCC) in the Territory, in compliance with Applicable Laws (including antitrust and competition laws); 2.2.5 approving any Third Party License Agreement for one or more Major Markets in accordance with Section 5.8, approving any amendment or modification to any such Third Party License Agreement, and approving any amendment or modification to any other agreement giving rise to Payments to Third Parties treated as Allowable Expenses or Development Costs hereunder; 2.2.6 deciding whether to pursue a Commercial Sublicense for one or more countries in the Major Markets and approving any Commercial Sublicense for a Party Major Market, in each case, in accordance with and to the extent provided in Section 4.7.2; 2.2.7 approving any determination to pursue an additional or alternative source of Manufacturing for the Product or any component thereof in accordance with Section 6.3 or Section 6.4 (as applicable); provided, that the specific arrangement(s) for any such Manufacturing, including any Manufacturing by a Party, itself or through an Affiliate, are subject to the review and approval of the JCMCT as provided in Section 6.3 or Section 6.4 (as applicable); 2.2.8 approving any global allocation of Product supply proposed by the JCMCT pursuant to Section 6.7; 2.2.9 approving any recommendation from the JDC regarding whether and when to submit a DAA, including a BLA, for the Product anywhere in the Territory; 2.2.10 conducting any other activities as expressly provided for in this Agreement; and 2.2.11 resolving disputes referred to it by other Committees pursuant to this Agreement.

CONFIDENTIAL 24 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 2.3 Joint Development Committee. 2.3.1 Formation and Purpose. Genmab and SGI have established a “Joint Development Team” or “JDT” pursuant to the Collaboration Agreement and wish to clarify and modify its role by way of forming a “Joint Development Committee” or “JDC” hereunder for the purposes of activities related to the Product to be conducted under this Agreement as set forth herein and to assume the role of the JDT under the Collaboration Agreement solely with respect to the Product (and for clarity the JDT shall continue to have the roles and responsibilities as set forth under the Collaboration Agreement with respect to Licensed Products (defined thereunder) that are not the Product). The JDC shall consist of [*] representatives from each Party (or such other equal number of representatives from each Party as may be agreed by mutual Party Written Consent). Subject to the oversight of the JSC and subject to Sections 2.1 and 2.10, the JDC shall be principally responsible for overseeing the Development (other than CMC Development, which shall be subject to the oversight of the JCMCT) of the Product globally under the Collaboration Agreement and this Agreement, including coordination and implementation of activities between the Parties. The JDC shall operate by the procedures set forth in Section 2.10. For clarity, (a) the JDT formed under the Collaboration Agreement shall have no authority or other role with respect to the Product following the Effective Date, and (b) following the Effective Date, references in the Collaboration Agreement to the “Joint Development Team” or “JDT” solely as they relate to the Product shall refer to the JDC under this Agreement. 2.3.2 Global Development Plan. Prior to the Effective Date, the JDT adopted a Joint Development Plan and Joint Budget (each, as defined in the Collaboration Agreement) that govern the global Development, Manufacturing, and regulatory activities of the Parties with respect to the Product under the Collaboration Agreement. As promptly as practicable following the Effective Date, the JDC shall (a) update such Joint Development Plan and Joint Budget to the extent necessary to (i) align the contents thereof with this Agreement and the Approved Plans hereunder, including by incorporating the Global Regulatory Plan prepared pursuant to Section 8.1.1 and by revising the Joint Development Plan and Joint Budget to exclude Manufacturing and instead addressing Manufacturing activities in the separate Global Manufacturing Plan to be drafted and approved hereunder, and (ii) otherwise reflect the global Development activities of the Parties with respect to the Product throughout the Territory, and the corresponding budget therefor, and (b) submit such updated plan and budget to the JSC for approval (as approved by the JSC, such plan and budget, collectively, the “Global Development Plan”). Following its approval by the JSC, the Global Development Plan under this Agreement shall replace the Joint Development Plan and Joint Budget under the Collaboration Agreement for all purposes with respect to the Product under this Agreement and the Collaboration Agreement. On an annual basis, or more often as the Parties deem appropriate, the JDC shall prepare amendments to the then-current Global Development Plan for approval by the JSC. The JSC will endeavor to approve the Global Development Plan or such amendments before the end of the then- applicable Year. In the event of any inconsistency between the Global Development Plan and this Agreement, the terms of this Agreement shall prevail. For clarity, and without limiting the treatment of CMC Development Costs as Development Costs, the portions of the existing Joint Development Plan and Joint Budget relating to Manufacturing or CMC Development will not become part of the Global Development Plan pursuant to this Section 2.3.2, and will instead become part of the Global Manufacturing Plan as addressed in Section 6.2.

CONFIDENTIAL 25 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 2.3.3 Specific Responsibilities. Subject to the oversight of the JSC, the JDC shall be responsible for overseeing Development strategy for the Product globally under this Agreement. The JDC’s responsibilities shall include the following: (a) overseeing the preparation of annual updates and other amendments to the Global Development Plan (including the budget therefor) for approval by the JSC; (b) subject to Section 8.1.6(a), reviewing and approving a form of Core Data Sheet and submitting a draft thereof to the JSC for its approval pursuant to Section 2.2.3; (c) monitoring compliance with the then-current budget included in the Global Development Plan; (d) reviewing, coordinating and monitoring the activities and progress of the Parties in implementing the Development activities contemplated by the Global Development Plan; (e) monitoring the activities of its Working Groups, including the JMAT, JRT and CDS Working Group in accordance the terms of this Agreement (provided, for clarity, that despite the JDC’s global role with respect to Development, its role with respect to the JMAT and Medical Affairs Activities will be limited to the JMAT’s responsibilities under this Agreement with respect to the Major Markets); (f) in consultation with the JRT, recommending to the JSC whether and when to submit a DAA, including a BLA, for the Product anywhere in the Territory; (g) facilitating the flow of information with respect to the Development of the Product and coordinating such information flow with other Committees, as appropriate; (h) overseeing the strategic planning and conduct of Clinical Trials consistent with the allocation of sponsorship and responsibility for Clinical Trials set forth in Section 4.6.2; provided, that the JDC shall coordinate with the JMAT with respect to the JDC’s strategic planning and conduct of Phase III-B Studies and Phase IV Studies; (i) making forecasts of Clinical Supply requirements for Development of the Product and reviewing the supply of Product; (j) making recommendations for further Development of the Product, including Development for new indications that are not in the then current Global Development Plan; (k) providing Quarterly updates on the JDC’s activities to the JSC; (l) establishing and implementing a responsibility assignment matrix consistent with this Agreement to define the roles and responsibilities between the Parties with respect to Development activities; and

CONFIDENTIAL 26 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. (m) performing such other functions as the JSC may request from time to time or are expressly assigned to the JDC in this Agreement. 2.4 Joint Commercialization Committee. 2.4.1 Formation and Purpose. Genmab and SGI have established a joint commercialization team pursuant to the Collaboration Agreement and wish to supersede such joint commercialization team by way of forming a “Joint Commercialization Committee” or “JCC” hereunder for the purposes of activities related to the Product to be conducted under this Agreement as set forth herein. The JCC shall consist of [*] representatives from each Party (or such other equal number of representatives from each Party as may be agreed by mutual Party Written Consent). Subject to the oversight of the JSC and subject to Sections 2.1 and 2.10, the JCC shall be principally responsible for strategic oversight for the Commercialization of the Product in the Major Markets in accordance with the Combined Major Market Commercialization Plan. The JCC shall operate by the procedures set forth in Section 2.10 and as of the Effective Date the joint commercialization team formed under the Collaboration Agreement shall disband and have no further role, rights, or responsibilities with respect to the Product. 2.4.2 Specific Responsibilities. Subject to the oversight of the JSC, the JCC shall be responsible for general oversight of Commercialization of the Product in the Major Markets, and to coordinate consistent messaging and branding across the Major Markets and, subject to Section 2.1.3, the Royalty Territory, including the following: (a) overseeing the development of a Major Market Commercial strategy for the Product, including goals and strategy for Product positioning and messaging, and preparation of an overall brand strategy for the Product (the “Global Brand Strategy”), and at a minimum annual updates thereto, which shall be consistent with the Combined Major Market Commercialization Plan, for review and approval by the JSC; (b) developing the core content for Promotional Materials for the Product for use in the Major Markets; (c) overseeing the development of goals and strategy for Product pricing and reimbursement for review and approval by the JSC, including recommending to the JSC target pricing bands for the Product both globally and regionally (with relevant regions recommended by the JCC) in the Territory, in compliance with Applicable Laws (including antitrust and competition laws), and monitoring Product pricing and reimbursement in the Territory; (d) overseeing the preparation of the Combined Major Market Commercialization Plan (including the budget therefor and the global Launch plan and Launch sequence contained therein) and annual updates and other amendments thereto, in each case, for review and approval by the JSC; (e) monitoring compliance with the then-current budget included in the Combined Major Market Commercialization Plan;

CONFIDENTIAL 27 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. (f) monitoring progress under and overseeing the implementation of the Combined Major Market Commercialization Plan; (g) reviewing the Party Major Market Commercialization Plans and annual updates thereto for consistency, and confirming whether they are consistent, with the Combined Major Market Commercialization Plan (subject to Section 2.10.5(c)); (h) reviewing and approving the US Coordination Plan relating to the Commercialization activities of the Parties in the United States incorporated into the SGI Major Market Commercialization Plan (and any updates or amendments thereto), subject to Section 3.5, including reviewing such plan and activities for consistency, and confirming that they are consistent, with the Combined Major Market Commercialization Plan, subject to Section 2.10.5(c), and monitoring compliance with the core job description and time periods for hiring Sales Representatives in the United States set forth in the US Coordination Plan; (i) reviewing the recommendations of the independent Third Party consultant engaged pursuant to Section 3.4 with respect to the total target headcount or number of FTEs for Sales Representatives in the United States and making a determination with respect to such allocation and deployment pursuant to Section 3.4 which shall be reflected in the US Coordination Plan; (j) reviewing and monitoring the forecasting of unit volume demand in the Territory for purposes of the Global Manufacturing Plan; (k) reviewing and monitoring Allowable Expenses and each Party’s sales and financial reports pertaining thereto in coordination with the JFT; (l) facilitating the flow of information with respect to the Commercialization of the Product and coordinating such information flow with other Committees, as appropriate; (m) providing Quarterly updates on Commercialization activities in the Major Markets and the JCC’s activities to the JSC; and (n) performing such other functions as the JSC may request from time to time or are expressly assigned to the JCC in this Agreement. 2.5 Joint Finance Team. 2.5.1 Formation and Purpose. Genmab and SGI hereby establish a joint finance team (the “Joint Finance Team” or “JFT”), which shall consist of [*] representatives from each Party (or such other equal number of representatives as may be agreed by mutual Party Written Consent). Subject to the oversight of the JSC and Sections 2.1 and 2.10, the JFT shall provide support to all other Committees with respect to accounting and financial matters relating to the Collaboration and the Product. The JFT shall report directly to the JSC. The JFT shall operate by the procedures set forth in Section 2.10. Additionally, as of the Effective Date, the Financial Representatives (as defined in the Collaboration Agreement) shall be superseded and

CONFIDENTIAL 28 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. replaced by the JFT and shall have no further role, rights, or responsibilities with respect to the Product. 2.5.2 Specific Responsibilities of the JFT. Subject to the oversight of the JSC, the JFT shall: (a) work with the other Committees and the Parties to assist in financial, budgeting and planning matters as required, including (i) assisting in the preparation of such reports on financial matters as are requested by the JSC for the implementation of the financial aspects of the Collaboration, and (ii) assisting with the preparation of budgets for the relevant Approved Plans; (b) agree on procedures, formats and timelines consistent with this Agreement for reporting financial data; (c) assist in resolving differences that relate to the financial terms of this Agreement; provided, that no Party shall be required to make any material change to its internal accounting and reporting systems and standards (as opposed to generating ad hoc or additional reports which the Parties shall generate upon reasonable request); (d) review each Party’s reporting of financial data, including Net Sales and Allowable Expenses, under this Agreement; (e) facilitate the flow of financial information with respect to the Development, Commercialization and Manufacture of the Product in the Major Markets and coordinate such information flow with other Committees, as appropriate; (f) to the extent that the JSC and the JCMCT have approved Manufacturing by a Party, itself or through an Affiliate, in each case, pursuant to Section 6.3 or Section 6.4 (as appropriate), review and approve the amount of capital expenditures, including for plant and equipment, directly attributable or reasonably allocable to the Manufacture of Product for Commercialization by such Party or its Affiliate in the Major Markets and not accounted for in Manufacturing Costs or Commercial Packaging and Labeling Costs, as such amount is proposed by the JCMCT to be budgeted as an Allowable Expense in the Global Manufacturing Plan; (g) review and propose any changes to the FTE rates used to calculate FTE Costs for activities conducted under this Agreement with respect to the Product for review and approval by Party Written Consent; and (h) perform such other functions as the JSC may request from time to time or are expressly assigned to the JFT in this Agreement. 2.6 Joint Chemistry, Manufacturing & Controls Team. 2.6.1 Formation and Purpose. Genmab and SGI have established a joint chemistry, manufacturing & controls committee pursuant to the Collaboration Agreement and wish to clarify and modify its role by way of forming a “Joint Chemistry, Manufacturing & Controls Team” or “JCMCT” hereunder solely for the purposes of activities related to the Product

CONFIDENTIAL 29 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. to be conducted under this Agreement as set forth herein. The JCMCT shall consist of [*] representatives from each Party (or such other equal number of representatives from each Party as may be agreed by mutual Party Written Consent). Subject to the oversight of the JSC and Sections 2.1 and 2.10, the JCMCT shall oversee the Manufacture and supply of the Product globally, as well as all CMC Development activities and the global supply chain. The JCMCT shall operate by the procedures set forth in Section 2.10. For the avoidance of doubt, the specific allocation of responsibilities for Manufacturing activities between Genmab and SGI shall be made in accordance with ARTICLE 6 and as of the Effective Date the joint chemistry, manufacturing & controls committee formed under the Collaboration Agreement shall be superseded and replaced by the JCMCT and shall disband and have no further role, rights, or responsibilities with respect to the Product. 2.6.2 Specific Responsibilities of the Joint Chemistry, Manufacturing & Controls Team. Subject to the oversight of the JSC, Sections 2.1 and 2.10, and ARTICLE 6, the JCMCT shall, in particular and in addition to its other responsibilities set forth in this Agreement: (a) oversee CMC Development activities and clinical and commercial Manufacturing of the Product; (b) with input from the JDC, JCC, and JFT, as necessary, oversee the preparation of an annual Global Manufacturing Plan (and budget therefor) for the Product, including, to the extent that the JSC and the JCMCT have approved Manufacturing by a Party, itself or through an Affiliate in accordance with Section 6.3 or Section 6.4 (as applicable), and proposing the amount of capital expenditures, including for plant and equipment, directly attributable or reasonably allocable to the Manufacture of Product for Commercialization in the Major Markets by such Party or its Affiliate and not accounted for in Manufacturing Costs or Commercial Packaging and Labeling Costs to be budgeted as an Allowable Expense, for review and approval by the JFT pursuant to Section 2.5.2(f); (c) monitor compliance with the budget under the Global Manufacturing Plan for Manufacturing Commercial Supply, Manufacturing Clinical Supply and for CMC Development; (d) review and monitor Manufacturing Costs, CMC Development Costs, Commercial Packaging and Labeling Costs, and any other Manufacturing-related costs proposed for inclusion in Allowable Expenses or Development Costs; (e) oversee the preparation of submissions to Regulatory Authorities related to chemistry, manufacturing and controls (“CMC”) matters; (f) oversee the preparation for and reviewing responses to regulatory inspections related to CMC aspects related to the Product, including the development of policies and procedures therefor; (g) oversee and monitor QA- and QC-related matters concerning the Product, including QA- and QC-related matters with respect to Post-Market Surveillance;

CONFIDENTIAL 30 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. (h) review and monitor Manufacturing processes and specifications for the Product, and to the extent agreed by the JCMCT, develop and implement continuous improvement or similar programs to promote Manufacturing quality and efficiency; (i) oversee Supply Chain Management, develop a global supply and risk mitigation strategy for the Product, and consider whether additional or alternative sourcing is necessary; (j) facilitate the flow of information with respect to the Manufacture of the Product and coordinate such information flow with other Committees, as appropriate; (k) provide Quarterly updates on the JCMCT’s activities to the JSC; and (l) perform such other functions as the JSC may request from time to time or are expressly assigned to the JCMCT in this Agreement. 2.7 Joint Medical Affairs Team. 2.7.1 Formation and Purpose. Genmab and SGI hereby agree to establish a joint medical affairs team solely for the purposes of activities related to the Product to be conducted under this Agreement as set forth herein (the “Joint Medical Affairs Team” or “JMAT”) within [*] days after the Effective Date. The JMAT shall constitute a Working Group of the JDC and shall consist of [*] representatives from each Party (or such other equal number of representatives from each Party as may be agreed by mutual Party Written Consent). The JMAT shall report to the JDC; provided, however, that notwithstanding anything contained herein to the contrary, the Combined Major Market Medical Affairs Plan prepared by the JMAT and its corresponding budget, and any amendments thereto which shall be proposed by the JMAT, shall be submitted directly to the JSC for its review and approval pursuant to Section 2.2.2. Subject to the oversight of the JDC, Sections 2.1 and 2.10, and ARTICLE 7, the JMAT shall be responsible for strategic oversight of the Medical Affairs Activities in the Major Markets with respect to the Product under this Agreement, including coordination of such activities between the Parties. The JMAT shall operate by the procedures set forth in Section 2.10. For the avoidance of doubt, the specific allocation of responsibilities for Medical Affairs Activities between Genmab and SGI shall be made in accordance with ARTICLE 7. 2.7.2 Specific Responsibilities of the Joint Medical Affairs Team. Subject to Sections 2.1 and 2.10, and ARTICLE 7, the JMAT shall, in particular and in addition to its other responsibilities set forth in this Agreement: (a) oversee the preparation of the Combined Major Market Medical Affairs Plan (including the budget therefor) and annual updates and other amendments thereto; (b) monitor compliance with the then-current budget included in the Combined Major Market Medical Affairs Plan; (c) monitor progress under, and oversee the implementation of, the Combined Major Market Medical Affairs Plan, including with respect to named

CONFIDENTIAL 31 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. patient/compassionate use programs, grants, investigator-initiated and investigator-sponsored research for the Product, in each case, included in such plan; (d) review the Party Major Market Medical Affairs Plans and annual updates thereto for consistency with the Combined Major Market Medical Affairs Plan (subject to Section 2.10.5(c)); (e) review and approve the US Coordination Plan relating to the Medical Affairs Activities of the Parties in the United States incorporated into the SGI Major Market Medical Affairs Plan (and any updates or amendments thereto), subject to Section 3.5, and reviewing such plan and activities for consistency, and confirming that they are consistent, with the Combined Major Market Medical Affairs Plan, subject to Section 2.10.5(c), and monitoring compliance with the core job description and time periods for hiring MSLs in the United States set forth in the US Coordination Plan; (f) review the recommendations of the independent Third Party consultant engaged pursuant to Section 3.4 with respect to the total target headcount or number of FTEs for MSLs for the Product, allocation and deployment thereof in the United States and making a determination with respect to such allocation and deployment pursuant to Section 3.4 which shall be reflected in the US Coordination Plan; (g) review, discuss and coordinate the Parties’ global scientific presentation and publication strategy relating to the Product in accordance with this Agreement and the Publication Charter; (h) in coordination with the JDC prior to obtaining Regulatory Approval in a given jurisdiction and other Committees, as appropriate, develop a strategy for investigator-initiated trials and investigator-sponsored research in the Major Markets; (i) coordinate with the JDC with respect to the JDC’s planning and conduct of Phase III-B Studies and Phase IV Studies; (j) facilitate the flow of information with respect to the Medical Affairs Activities for the Product in the Major Markets and coordinate the flow of such information with other Committees, as appropriate; (k) monitor Allowable Expenses for Medical Affairs Activities in coordination with the JFT; (l) provide Quarterly updates on Medical Affairs Activities in the Major Markets and the JMAT’s activities to the JDC; and (m) perform such other functions as the JDC or JSC may request from time to time or are expressly assigned to the JMAT in this Agreement.

CONFIDENTIAL 32 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 2.8 Joint Regulatory Team. 2.8.1 Formation and Purpose. Genmab and SGI have established a joint regulatory team pursuant to the Collaboration Agreement and wish to clarify and modify its role by way of forming a “Joint Regulatory Team” or “JRT” hereunder solely for the purposes of activities related to the Product to be conducted under this Agreement as set forth herein. The Joint Regulatory Team shall constitute a Working Group of the JDC and consist of [*] representatives from each Party (or such other equal number of representatives from each Party as may be agreed by mutual Party Written Consent). The JRT shall report to the JDC. Subject to the oversight of the JDC, Sections 2.1 and 2.10, and ARTICLE 8, the JRT shall be principally responsible for strategic oversight and coordination of global regulatory activities with respect to the Product, except that the JCMCT will oversee CMC-related regulatory activities in coordination with the JRT, as applicable. For clarity, while the JDC will retain overall oversight of global regulatory activities with respect to the Product, the JRT will have the responsibilities for global regulatory activities with respect to the Product described in this Section 2.8. The JRT shall operate by the procedures set forth in Section 2.10 and as of the Effective Date the joint regulatory team formed under the Collaboration Agreement shall be superseded and replaced by the JRT and shall disband and have no further role, rights, or responsibilities with respect to the Product. 2.8.2 Specific Responsibilities of the Joint Regulatory Team. Subject to the oversight of the JDC, Sections 2.1 and 2.10, and ARTICLE 8, the JRT shall, in particular and in addition to its other responsibilities set forth in this Agreement: (a) discuss, prepare and submit to the JDC on an annual basis a Global Regulatory Plan or the regulatory portions of the Global Development Plan as contemplated by Section 8.1.1 (which shall include a high-level summary prepared by SGI with respect to the Royalty Territory) describing the Parties’ global regulatory strategy for the Product in the Territory which shall be incorporated into the Global Development Plan by the JDC and submitted to the JSC for approval; (b) monitor progress under, and oversee the implementation of, the Global Regulatory Plan; (c) review the Party Regulatory Plans and annual updates thereto for consistency with the Global Regulatory Plan as provided in Section 8.1.1; (d) consult with the JDC to develop the JDC’s recommendations to the JSC regarding whether and when to submit a DAA, including a BLA, for the Product anywhere in the Territory; (e) subject to Section 8.1.6(a), in conjunction with the CDS Working Group, review the draft Core Data Sheet prepared by SGI and any amendments to the Core Data Sheet proposed by SGI, and agree on a proposed form of Core Data Sheet for submission to the JDC and ultimately review and approval by the JSC; (f) provide Quarterly updates on the JRT’s activities to the JDC; and

CONFIDENTIAL 33 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. (g) perform such other functions as the JDC may request from time to time or are expressly assigned to the JRT in this Agreement. 2.9 CDS Working Group. Genmab and SGI hereby agree to establish a Core Data Sheet working group (the “CDS Working Group”) within [*] days after the Effective Date. The CDS Working Group shall constitute a Working Group of the JDC and consist of [*] representatives from each Party (or such other equal number of representatives from each Party as may be agreed by mutual Party Written Consent). The CDS Working Group shall report to the JDC. Subject to Section 8.1.6(a), the CDS Working Group shall, in conjunction with the JRT, review the draft Core Data Sheet prepared by SGI and any amendments to the Core Data Sheet proposed by SGI, and agree on a proposed form of Core Data Sheet for submission to the JDC for review and approval, and ultimately submission by the JDC to the JSC for review and approval. 2.10 General Committee, Team, and Working Group Membership and Procedures. 2.10.1 Teams and Working Groups. From time to time, the JSC and the Committees may establish and delegate duties to working groups, teams, sub-teams, sub- committees or similar bodies formed under such Committee (each, a “Team” or a “Working Group”) on an “as-needed” basis to oversee particular projects or activities, which delegations shall be reflected in the minutes of the meetings of the applicable Committee. Such Teams or Working Groups may be established on an ad hoc basis for purposes of a specific project, for the life of the Product or on such other basis as the establishing Committee may determine, and shall be constituted and shall operate as the establishing Committee may determine; provided, that (a) decision-making shall be [*], with each Party’s representatives on the applicable Team or Working Group collectively having [*] on all matters brought before the Team or Working Group and (b) a Team or Working Group may not make any decision that is inconsistent with the Global Plans or Combined Major Market Plans unless an amendment to the applicable Global Plan or Combined Major Market Plan addressing such inconsistency is approved in accordance with this Agreement. Each Team and Working Group and their respective activities shall be subject to the oversight, review and approval of, and, shall report to, the Committee that established such Team or Working Group. In no event shall the authority of the Team or Working Group exceed that specified for the relevant Committee in this ARTICLE 2. Teams or Working Groups shall meet as needed to accomplish the objectives for which they were formed, and shall keep minutes of such meetings in accordance with Section 2.10.2. A Committee that forms a Team or Working Group shall have the ability to dissolve such Team or Working Group; provided, that (a) the JFT, JMAT and JCMCT are all to be deemed Teams established under the JSC for that purpose, and (b) the JRT is to be deemed a Team established under the JDC for that purpose. 2.10.2 Committee Membership. Each of Genmab and SGI shall designate representatives with appropriate expertise to serve as members of each Committee, Team, or Working Group and each representative may serve on more than one Committee, Team or Working Group as appropriate in view of the individual’s expertise. Each Party may replace its Committee, Team, or Working Group representatives at any time upon written notice to the other Party. Each member of each Committee, Team, or Working Group shall be made aware of the Parties’ obligation of compliance with all Applicable Laws, including antitrust and competition laws, as set forth in Section 9.1.5. Each Committee, Team, or Working Group shall have a

CONFIDENTIAL 34 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. chairperson; provided, that the chairperson for each Committee shall be staggered such that the chairperson for each Committee, Team, or Working Group shall alternate from one Party to the other Party annually. The initial chairperson of each of the Committees or Teams formed under this Agreement shall be a representative of a Party designated by the JSC. Each Party may change its designated chairpersons from time to time upon written notice to the other Party. The chairperson of each Committee, Team, or Working Group (or their respective designees), with assistance and guidance from the Alliance Managers, shall be responsible for calling meetings and preparing and circulating an agenda in advance of each meeting of such Committee, Team, or Working Group; provided, that the Committee, Team, or Working Group chairpersons shall call a meeting of the applicable Committee promptly upon the written request of either Party to convene such a meeting. The then-current chairperson of each Committee, Team, or Working Group shall appoint its Alliance Manager to attend the meeting and record the minutes of the meeting in writing; provided, that such minutes shall be based on contemporaneous notes reflecting the substance of such meeting shared and mutually agreed between such Alliance Manager and the Alliance Manager or other representative of the other Party immediately following or as soon as practicable following such meeting. Notwithstanding the foregoing, such minutes shall be circulated to the other Party’s Alliance Manager no later than [*] following the meeting for review, comment and approval of the other Party. If no comments are received within [*] of the receipt of the minutes by a Party, unless otherwise agreed, they shall be deemed to be approved by such Party. Furthermore, if the Parties are unable to reach agreement on the minutes within [*] of the applicable meeting, the sections of the minutes which have been agreed between the Parties by that date shall be deemed approved and, in addition, each Party shall record in the same document its own version of those sections of the minutes on which the Parties were not able to agree. 2.10.3 Meetings. Each Committee, Team, or Working Group shall hold meetings at such times as it elects to do so, but in no event shall such meetings of each Committee be held less frequently than [*] unless otherwise agreed by the JSC (provided, that a Committee, Team, or Working Group shall meet upon the reasonable request of a Party or any member thereof to discuss a matter within its purview). Each Committee shall meet alternately at a location designated by Genmab and a location designated by SGI, or at such other locations, including by audio or video teleconference as permitted below, as the Parties may agree. Except under exigent circumstances requiring Committee input, each Party will notify the other Party of proposed agenda items and provide appropriate information at least [*] in advance of each meeting of the JSC and at least [*] in advance of each meeting of any other Committee. The Alliance Managers (or their respective designees) shall attend meetings of each Committee as non-voting observers. Additional employees, consultants, and representatives of a Party may attend meetings of each Committee as non-voting observers; provided, that (a) any such employees, consultants or representatives are (i) under obligations to comply with all Applicable Laws (including antitrust and competition laws as set forth in Section 9.1.5), (ii) under obligations of confidentiality and non-use applicable to the Confidential Information of each Party that are at least as stringent as those set forth in this Agreement and (iii) obligated to assign to the Parties any inventions made by any of them arising out of their participation in such meetings, and (b) with respect to non- employees of a Party, such attendance is subject to consent of the other Party. Each Party shall be responsible for all of its own expenses of participating on the Committees. Meetings of any Committee may be held by audio or video teleconference with the consent of each Party; provided, that (A) each Committee formed or initially organized under this Agreement as of the Effective Date will endeavor to meet by videoconference in lieu of audio-only teleconference to the extent

CONFIDENTIAL 35 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. reasonably practicable, and (B) the Parties will discuss in good faith holding at least [*] meeting per year of each such Committee in person at a location alternately designated by Genmab and SGI (subject to travel restrictions, public health guidance and Applicable Law). No Committee shall take any action or make any decision except at a meeting properly called, and no action taken at any meeting of a Committee shall be effective unless a representative of each Party is present or participating. Subject to each Party’s regulatory compliance policies and Applicable Law, the JMAT and the JCC may meet as a single body to discuss and exchange information if mutually agreed by such Committees or reasonably requested by either Party. 2.10.4 Charter. Each Committee shall adopt a charter setting forth such additional rules and procedures as may be necessary for the performance of its responsibilities; provided, that such rules and procedures must be consistent with the terms of this Agreement. In the event of any conflict or inconsistency between any such Committee charter and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall govern and control. 2.10.5 Decision-Making. (a) Decisions. Decisions of each Committee, Team and Working Group shall be made by Joint Committee Consent, with each Party’s representatives on a Committee, Team or Working Group collectively having [*] on all matters brought before it; provided, that (i) Party Tactical Matters are subject to Section 2.10.6, (ii) any dispute between the Parties regarding the US Coordination Plan, including any decision or failure to reach consensus by a Committee, Team or Working Group regarding the US Coordination Plan shall be resolved in accordance with Section 3.5.2 (provided that any dispute regarding whether the US Coordination Plan is consistent with the Combined Major Market Plans shall be resolved pursuant to Section 2.10.5(c)), and (iii) each Committee’s authority is limited as set forth in Section 2.1.3. (b) Committee Dispute Resolution in General. Working Groups, Teams and Committees should make every effort to resolve disputes promptly without escalation. Any disagreement between the representatives of Genmab and SGI on any Working Group, Committee or Team as to matters within such Working Group, Team or Committee’s purview (including, for clarity, whether a matter constitutes a Party Tactical Matter) shall, at the election of either Party, be referred for resolution as follows: (i) disputes between the representatives of Genmab and SGI on any Working Group or Team shall be referred for resolution to the applicable Committee to which it reports, and (ii) disputes between the representatives of Genmab and SGI on any Committee (including a dispute referred from a Working Group or Team to the applicable Committee that is not resolved within [*] Business Days after such referral) shall be referred to the JSC for resolution. The Alliance Managers shall assist the relevant Committee in attempts to amicably resolve any such dispute in connection with the decision-making and dispute-resolution processes outlined in this Section 2.10.5 generally. (c) Combined Major Market Plan Disputes. Notwithstanding Section 2.10.5(b) above, the following principles shall apply to a Committee responsible under this Agreement for reviewing a Party Major Market Plan (including, if applicable, the US Coordination Plan incorporated therein pursuant to Section 2.4.2(h), Section 2.7.2(e) or Section 3.5.1) for consistency with an applicable Combined Major Market Plan. Such reviewing Committee may consult with the relevant market-level and/or functional leads of each Party in

CONFIDENTIAL 36 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. connection with its review. If there is a dispute on such Committee regarding whether or not such Party Major Market Plan is consistent with the applicable Combined Major Market Plan and such dispute is not resolved within [*] Business Days, the question of such Party Major Market Plan’s consistency with the applicable Combined Major Market Plan shall be referred to the JSC for resolution. If the JSC determines that such Party Major Market Plan is consistent with the applicable Combined Major Market Plan (either as such Party Major Market Plan was presented to the JSC, or with any amendments requested by the JSC in order to make such Party Major Market Plan consistent with the applicable Combined Major Market Plan), the JSC’s determination shall be binding on the Parties without further review by the Committee originally charged with reviewing such Party Major Market Plan; provided, that any subsequent amendment or update to such Party Major Market Plan shall be reviewed by such Committee for consistency, and confirmed by the Committee to be consistent, with the applicable Combined Major Market Plan (subject again to this Section 2.10.5(c)). If the JSC cannot agree on whether a Party Major Market Plan is consistent with the applicable Combined Major Market Plan or determines that a Party Major Market Plan is not consistent with the applicable Combined Major Market Plan (and the JSC cannot agree on amendments to such Party Major Market Plan that would make it consistent with the applicable Combined Major Market Plan), in each case, within [*] Business Days of its referral to the JSC, such matter shall be referred to [*] for resolution. If [*] are unable to resolve the matter within [*] Business Days after the matter is first referred to them, then [*]. Any portion of the proposed Party Major Market Plan and corresponding budget that is not in dispute (i.e., not specifically subject to such dispute resolution process) will go into effect immediately notwithstanding such ongoing dispute resolution proceedings, and the portions of the most recently approved Party Major Market Plan and budget that correspond to the matters in dispute will be deemed to carry forward and apply to subsequent budget periods to the extent practicable, mutatis mutandis, until the resolution of such dispute, so as to minimize any disruption to the ongoing Development, Manufacturing, or Commercialization of the Product. (d) Disputes at the JSC. Except for matters subject to Section 2.10.5(c), any dispute or disagreement arising on the JSC as to matters within the JSC’s purview or that are submitted to the JSC by another Committee in accordance with this Agreement for attempted resolution that are unable to be resolved within [*] Business Days after the matter is first submitted to the JSC (or such other time period as may be agreed by the JSC) shall be referred to [*] for resolution. If the [*] are unable to resolve a matter within [*] days after the matter is first referred to them, then [*]. 2.10.6 Party Tactical Matters. Notwithstanding Section 2.10.5 or anything to the contrary contained in this Agreement or the Collaboration Agreement, but subject to this Section 2.10.6, Party Tactical Matters (a) with respect to the SGI Major Markets other than the United States shall be Party Tactical Matters of SGI and as such within the sole decision-making authority of SGI, (b) with respect to the Genmab Major Market shall be Party Tactical Matters of Genmab and as such within the sole decision-making authority of Genmab, (c) with respect to activities allocated to Genmab under the US Coordination Plan shall be Party Tactical Matters of Genmab and as such, subject to ARTICLE 3, within the sole decision-making authority of Genmab, and (d) except as provided in clause (c) above, with respect to all other activities in or for the United States shall be Party Tactical Matters of SGI and as such within the sole decision- making authority of SGI; provided, that (and so long as) all such decisions shall be consistent with the terms of this Agreement, the scope of such allocation or delegation of responsibility for the

CONFIDENTIAL 37 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. Major Markets, Applicable Law, the Global Plans, the Combined Major Market Plans, and the relevant Party Major Market Plans (including the US Coordination Plan). Subject to Section 2.1.3 and this Section 2.10.6, Party Tactical Matters may be discussed by applicable Committee(s); provided, that a Party’s decision with respect to its Party Tactical Matters (in the case of Genmab’s activities in the United States, subject to the US Coordination Plan and ARTICLE 3) shall be final, and not subject to Committee decision-making or the dispute resolution procedures contained in this Section 2.10, ARTICLE 16, or elsewhere in this Agreement or the Collaboration Agreement. 2.10.7 Exception for Urgent or Serious Safety Matters. Notwithstanding anything to the contrary in this Section 2.10, in the event of any dispute or disagreement arising on any Committee or otherwise between the Parties regarding an urgent or serious safety matter (including patient risk management and risk minimization events and safety issues that impact Product labeling) that a Party believes in good faith requires a determination on an expedited basis, then either Party may require that the dispute be referred to their respective safety officers (or similar functions) for the purpose of seeking to resolve the dispute on an expedited basis (including within, to the extent applicable, any timeframes required by Applicable Law). Such safety officers may designate an appropriate advisory group of each Party, as well as obtain any Third Party advice on their decision (with any such Third Parties to be bound by obligations of confidentiality at least as restrictive as those contained in this Agreement). If such safety officers are not able to resolve the dispute on any action referred to them [*], within [*] Business Days of such referral and at least [*] Business Days in advance of any timeframes required by Applicable Law, [*] with respect to such matter to the extent consistent with Applicable Law (including for clarity requirements of a Regulatory Authority). 2.11 Alliance Managers. 2.11.1 Each of the Parties shall appoint one (1) representative who possesses a general understanding of biopharmaceutical Development, regulatory matters, Medical Affairs Activities, and Commercialization to act as its Alliance Manager in connection with the Collaboration (each, an “Alliance Manager”). The role of the Alliance Managers is to act as a single point of contact between the Parties to enable a successful Collaboration. The Alliance Managers (or their respective designees) may attend all meetings of any Committee, Team or Working Group and support the chairpersons of each Committee in the discharge of their responsibilities. An Alliance Manager (or designee) may bring any matter to the attention of any Committee, Team or Working Group if such Alliance Manager (or designee) reasonably believes that such matter warrants such attention. In addition, Alliance Managers (or their respective designees) may attend any joint meetings of the Parties regarding the Collaboration that are held independent of the Committees, Teams, or Working Groups. 2.11.2 Each Party may change its designated Alliance Manager from time to time upon written notice to the other Party. Each Party and its Alliance Manager may designate a substitute to temporarily perform the functions of Alliance Manager upon written notice to the other Party’s Alliance Manager.

CONFIDENTIAL 38 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 2.12 Budgetary Matters. 2.12.1 Prior to each regular meeting of the JSC and not less than Quarterly, the JFT shall prepare an analysis of actual Allowable Expenses and Development Costs incurred and Net Profit/Net Loss recorded by the Parties through the most recent date practicable in relation to the amounts budgeted therefor in the applicable Approved Plans. The JFT shall determine the frequency and timing of projections for each category described in the previous sentence, with the goal of accommodating each Party’s corporate financial processes. Each Party shall provide to the JFT in a timely manner such information as the JFT may reasonably request for use in the preparation of such analysis; provided, that such information is in the possession of such Party. Each Party shall promptly notify the JFT in the event it anticipates any cost overrun with respect to Development Costs and/or Allowable Expenses in a given functional area (e.g., Medical Affairs Activities or Commercialization activities) incurred or to be incurred by it with respect to any Year or any material variation in Net Sales amounts from the amounts projected in the Approved Plans. The JFT shall promptly review any actual or projected cost overrun that is reported to it and thereafter shall, in conjunction with the JSC, consider and recommend to the JSC for approval either (a) an appropriate variance to the applicable Approved Plans, which variance, if approved by the JSC, shall be considered a part of the Approved Plans or (b) such other amendments to the Approved Plans as may be necessary or appropriate to bring the operation of the Collaboration within the budgetary guidelines set forth in the Approved Plans; provided, that the JSC shall approve such variance unless such cost overrun exceeds the lower of [*] of the budgeted amount for a given functional area (e.g., Medical Affairs Activities or Commercialization activities) in a given Year, in which case the JSC may elect not to approve the variance or amend the applicable Approved Plan. If the JSC does not approve such variance or does not amend the applicable Approved Plan, [*], and such expense shall [*]. 2.12.2 In order to facilitate planning and budgetary control by the relevant Committees and the Parties, each Party shall provide to the JFT and to the other Party not later than [*] after the end of each Quarter a projection (representing a good faith estimate) of the Allowable Expenses it expects to incur and the Net Sales it expects to record in its Major Markets and the Development Costs it expects to incur, in each case, in such Quarter. ARTICLE 3 GENMAB CO-PROMOTION 3.1 Genmab Right to Co-Promote and Provide Medical Affairs Efforts. 3.1.1 Genmab U.S. Co-Promotion Rights. Notwithstanding anything to the contrary contained in this Agreement, but without prejudice to the status of the United States as an SGI Major Market, the Parties agree that Genmab will be SGI’s co-promotion and medical affairs partner with respect to the Product in the United States on the terms and subject to the conditions contained in this ARTICLE 3. In particular, Genmab will provide with respect to the Product in the United States: (a) the Sales Representatives as described in Section 1 of Schedule 3.1 to Promote the Product in the United States;

CONFIDENTIAL 39 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. (b) the MSLs described in Section 2 of Schedule 3.1 to engage in in- depth dialogues with physicians or other HCPs regarding medical issues associated with the Product; and (c) FTEs for [*] management of such Sales Representatives and MSLs as described in Section 3 of Schedule 3.1 (collectively, “Genmab Managers”); in each case ((a) through (c)), as more fully described in this ARTICLE 3. The Sales Representatives contemplated by Section 3.1.1 are referred to herein as “Genmab Sales Representatives,” the MSLs contemplated by Section 3.1.1 are referred to herein as “Genmab MSLs,” and the Genmab Sales Representatives, Genmab MSLs and Genmab Managers are referred to herein, collectively, as “Genmab US Personnel.” 3.1.2 Genmab US Activities. All activities undertaken by the Genmab US Personnel with respect to the Product in or for the United States (collectively, the “Genmab US Activities”) will be subject to and taken in accordance with the SGI Major Market Commercialization Plan, the SGI Major Market Medical Affairs Plan, the US Coordination Plan, and this ARTICLE 3. 3.1.3 SGI Rights. The rights and responsibilities of SGI with respect to Commercialization and Medical Affairs Activities for the Product in the United States will remain the same as elsewhere in the SGI Major Markets except as explicitly stated in this ARTICLE 3. In particular, subject only to the consistency of SGI’s Party Major Market Plans with the applicable Combined Major Market Plans, the US Coordination Plan, and the terms and conditions of this Agreement, SGI will have authority and responsibility for: (a) subject to [*], [*] for the Product in the United States [*] in accordance with this Agreement; (b) subject to consistency with [*] the terms of this Agreement [*] with respect to the Product in the United States; and (c) subject to [*] and consistency with [*] the terms of this Agreement, [*] with respect to the Product in the United States. 3.1.4 Limitations on Genmab Activities. Except to the extent expressly provided in the US Coordination Plan or otherwise with the prior written authorization of SGI, Genmab shall have no independent right or authority to, and shall not, through the Genmab US Personnel or otherwise, with respect to the Product in or for the United States: (a) conduct any form of [*] or [*]; or (b) conduct any [*] or other activities [*]. 3.1.5 Genmab Activities. To the extent expressly provided in the US Coordination Plan or otherwise with the prior written authorization of SGI, Genmab may, through the Genmab US Personnel, with respect to the Product in or for the United States:

CONFIDENTIAL 40 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. (a) participate in and provide input on [*], or similar activity, whether [*] or [*], and Genmab may [*] in accordance with this Agreement and [*]; (b) participate in and provide input as to [*], including [*] with respect to the Product for the United States; (c) participate in and provide input on and support for [*], or similar activity, [*] with respect to the Product for the United States; (d) provide [*] or [*] regarding the Product; (e) authorize, support or facilitate [*], or otherwise [*]; (f) participate in and provide input on and support for [*] with respect to the Product; (g) retain, engage, or otherwise contract with [*]; or (h) [*] or [*], in each case, to the extent that [*] have been approved by SGI. The Parties agree that each Party’s role in the co-Promotion of and Medical Affairs Activities for the Product in the United States will be conducted only as set forth in [*]. Notwithstanding the foregoing, [*] (provided that such decisions are consistent with the US Coordination Plan and this ARTICLE 3), but, for the avoidance of doubt, [*] in the United States shall not include decisions [*] as set forth in the [*] or this ARTICLE 3. 3.1.6 Genmab Collaboration. Following the Effective Date and so long as the Product has obtained Regulatory Approval for only one Disease in the United States, the Parties will each designate a [*] to interact for non-field coordination. Each Party will [*] for its [*]. In connection with obtaining Regulatory Approval in the United States for a second or subsequent Diseases, the Parties will discuss and consider in good faith whether to add further personnel to serve as, and/or to [*] for, [*]. For clarity, the [*] shall not be assigned to or perform services at any facility of [*] or its [*] and each Party acknowledges and agrees that the [*] and [*] are not, are not intended to be, and will not be treated as, employees of [*] for any purpose. 3.2 Co-Promotion in the United States. The Parties agree that the activities of their Sales Representatives and MSLs for the Product in the United States for each Disease for which Regulatory Approval is obtained will be conducted consistent with the following: 3.2.1 activities to be conducted by each Party’s Sales Representatives and MSLs will be allocated in a manner consistent with Section 3.4; 3.2.2 at a minimum, [*] related to the Launch of the Product for a Disease in the United States will be jointly attended by the Parties’ personnel performing such co-Promotion activities and Medical Affairs Activities;

CONFIDENTIAL 41 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 3.2.3 the Parties will share information related to the activities of their Sales Representatives and MSLs for the Product in the United States, including to the extent applicable in relation to [*], on a timely and recurring basis and in any event, upon the reasonable request of the JCC or JMAT, as applicable, or the other Party; and 3.2.4 as of the Effective Date and so long as the Product has obtained Regulatory Approval for only one Disease in the United States, each Party will provide an equal number of Sales Representatives in the United States who will be dedicated solely to the Product and such Disease, and consistent with Section 1.34, “Details” for purposes of this Agreement will include only Primary Position Details; provided, that in connection with the Launch of the Product for a second or subsequent Disease in the United States, the Parties may agree to amend the Agreement to include Secondary Position Details as “Details” hereunder, in which case the Parties shall also review and determine the terms and conditions applicable to Primary Position Details and Secondary Position Details under this Agreement and, if applicable, Sales Representative FTEs, including for example methods to assess performance against key performance indicators. 3.3 Performance of US Activities. Each Party will hire and maintain Sales Representatives and MSLs of sufficient number and expertise to permit such Party to fully perform the activities allocated to it for the United States under this ARTICLE 3, in each case, in accordance with the core job descriptions and time periods set forth in the US Coordination Plan. Compliance with such criteria will be monitored by the JCC with respect to Sales Representatives pursuant to Section 2.4.2(h) and by the JMAT with respect to MSLs pursuant to Section 2.7.2(e). If either Party fails at any time to meet the applicable hiring goals or maintain the agreed level of Sales Representatives and MSLs as set forth in the US Coordination Plan (including a failure to satisfy the criteria set forth in the applicable core job description), it shall, at its own cost and expense, provide a plan to the JCC and/or JMAT, respectively, designed to remedy such failure expeditiously, and then take such actions as are reasonably necessary to cure any such failure as promptly as practicable, such as by offering hiring bonuses or other incentives, [*], as applicable. If any such failure to meet its applicable hiring goals or maintain the agreed level of Sales Representatives and MSLs as set forth in the US Coordination Plan, as applicable, continues without cure for (a) more than [*] days or (b) more than [*] days during the [*] prior to the anticipated first Launch of the Product in the United States, the other Party may, in its sole discretion, elect to assume responsibility for and provide Sales Representatives or MSLs to perform activities allocated to the first Party under the US Coordination Plan, to the extent of such failure. If the first Party disputes whether it failed to satisfy the hiring goals or cure any such failure, it may submit such failure to the JSC for resolution; provided, that the other Party shall be permitted to provide such Sales Representatives and MSLs and perform such activities pending the resolution of any such dispute. If the first Party cures any failure to satisfy such hiring goals or to maintain the agreed level of Sales Representatives and MSLs after the time periods described in clauses (a) or (b) and such cure is confirmed by the JCC or JMAT, as applicable, [*], and the Parties shall [*]. Without limiting the foregoing, the Parties acting through the JCC or JMAT, as applicable, shall mutually consider the [*] set forth in the Combined Major Market Commercialization Plan and Combined Major Market Medical Affairs Plan, as applicable, and agree on [*]. 3.4 Size and Deployment of Sales Representatives and MSLs in the United States. Except as otherwise mutually agreed by the Parties through the JSC, the Parties shall engage a

CONFIDENTIAL 42 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. mutually agreed independent Third Party consultant with requisite expertise regarding the commercialization of pharmaceutical products and therapies (such as [*]) to: (a) recommend options for [*] for Sales Representatives and MSLs for the Product in the United States and (b) propose options for Sales Representative and MSL FTEs [*] within the United States for the Product in the United States with the goal of equitably sharing responsibilities between the Sales Representatives and MSLs of both Parties consistent with each Party’s respective fifty percent (50%) share of the total Sales Representative and MSL FTEs for the Product in the United States as set forth on Schedule 3.1, in each case of (a) and (b), for the Parties to [*]. The Parties shall engage in such process both initially in anticipation of first Regulatory Approval of the Product in the United States, and additionally in anticipation of each subsequent Regulatory Approval of the Product in the United States for additional Disease(s). The recommendations of such independent Third Party consultant with respect to the [*] of Sales Representative and MSL FTEs in the United States shall be taken [*], which shall make determinations with respect to such [*] Sales Representatives and MSLs pursuant to Section 2.4.2(i) and Section 2.7.2(f), respectively. The recommendations of such independent Third Party consultant with respect to [*] of Sales Representative and MSL FTEs in the United States shall be taken [*] by [*], which shall make a determination with respect to such Sales Representative and MSL FTEs in the United States in its [*] in advance of the anticipated Regulatory Approval of the Product in the United States for a given Disease; provided, that such [*] of Sales Representative and MSL FTEs selected by [*] shall fall within the [*] for Sales Representative and MSL FTEs agreed by [*] or by [*], as applicable. 3.5 US Coordination Plan. 3.5.1 In General. SGI, in collaboration with Genmab as provided in this Section 3.5.1, will prepare a plan describing (a) the sales and marketing plans for the Product in the United States, (b) the activities to be performed by the Parties’ Sales Representatives and MSLs with respect to the Product in or for the United States, (c) a mechanism to ensure that the Parties hire and maintain Sales Representatives and MSLs of sufficient number and expertise to permit the Parties to fully perform the activities allocated to them under this ARTICLE 3, including core job descriptions (e.g., responsibilities, core competencies, experience and other qualifications), a methodology for demonstrating proficiency, time points at which progress against hiring goals will be measured, (d) procedures for monitoring Sales Representatives and MSLs in the United States, and (e) training programs for such Sales Representatives and MSLs (the “US Coordination Plan”). SGI will provide an initial draft of the US Coordination Plan to Genmab for its review and comment for a period of not less than [*] Business Days. Genmab’s representatives on the JCC and JMAT, respectively, will work with SGI’s representatives on such Committees to develop the US Coordination Plan relating to the Commercialization activities (for the JCC) and Medical Affairs Activities (for the JMAT) of the Parties under this ARTICLE 3 with respect to the Product in or for the United States, respectively, and the US Coordination Plan will be subject to JCC and JMAT approval pursuant to Sections 2.4.2(h) and 2.7.2(e), respectively. SGI shall update the initial US Coordination Plan on an annual basis (or more frequently as directed by the JCC). For each such update, Genmab shall have not less than [*] Business Days to review and comment thereon. Such updated US Coordination Plan will be subject to JCC and JMAT approval pursuant to Sections 2.4.2(h) and 2.7.2(e), respectively. The US Coordination Plan will be incorporated into the SGI Major Market Commercialization Plan and the SGI Major Market Medical Affairs Plan, as applicable. Accordingly, the US Coordination Plan will be consistent with the Combined Major Market

CONFIDENTIAL 43 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. Commercialization Plan and the Combined Major Market Medical Affairs Plan, as applicable, and the strategic matters described therein, and will be reviewed for consistency, and confirmed to be consistent, with the Combined Major Market Plans by the JCC and JMAT, respectively. For clarity, the US Coordination Plan will include a stand-alone budget, and the activities contemplated by the US Coordination Plan will be included in the applicable budgets under the SGI Major Market Commercialization Plan and SGI Major Market Medical Affairs Plan, as applicable. 3.5.2 US Coordination Plan Disputes. Notwithstanding SGI’s role as the Selling Party in the United States and that the United States is a SGI Major Market country, it is agreed and acknowledged that the US Coordination Plan (and any material updates or amendments thereto) shall be subject to review and approval of the JCC and JMAT pursuant to Sections 2.4.2(h) and 2.7.2(e), respectively. However, in the event of any dispute between the Parties regarding the US Coordination Plan that is not a Party Tactical Matter (which is to be resolved pursuant to Section 2.10.6) or a dispute regarding whether the US Coordination Plan is consistent with an applicable Combined Major Market Plan (which is to be resolved pursuant to Section 2.10.5(c)), including any failure despite good faith efforts by the Parties’ representatives on the JCC or JMAT to approve or otherwise reach consensus on any aspect of the US Coordination Plan after the US Coordination Plan is first presented to such Committee, the Parties (through their representatives on the relevant Committee) will endeavor in good faith to amicably resolve the dispute as promptly as practicable, but if such dispute is not resolved within [*] Business Days of the US Coordination Plan first being referred to the JCC or JMAT, as applicable, then such matter (which shall be limited to only that portion of the US Coordination Plan in dispute) will be submitted for resolution to the JSC. Upon request by either Party made during such [*] Business Day period, the Parties’ respective Chief Executive Officers (or their delegates mandated with equivalent decision-making authority) shall during such [*] Business Day period discuss any such matter that is material to either Party or the Collaboration. If the JSC does not resolve such matter within [*] Business Days after the matter is first referred to it, then SGI shall have final decision-making authority over the matter(s) in dispute and the contents of the US Coordination Plan, subject only to consistency of the US Coordination Plan with the Combined Major Market Commercialization Plan and/or the Combined Major Market Medical Affairs Plan, as applicable, as required under Section 3.5.1. For clarity, SGI’s final decision-making authority under this Section 3.5.2 shall be final and is not be subject to dispute resolution under Section 2.10.5 or ARTICLE 16, except to the extent Section 2.10.5(c) applies with respect to consistency of the US Commercialization Plan with the Combined Major Market Commercialization Plan and/or the Combined Major Market Medical Affairs Plan, as applicable. During the pendency of any dispute regarding the US Coordination Plan, all of the terms and conditions of this Agreement will remain in effect and the Parties will continue to perform all of their respective obligations hereunder in good faith and, to the extent practicable, maintain the status quo and operate under the last approved US Coordination Plan (if applicable) until resolution of the relevant dispute or approval of the US Coordination Plan. 3.6 Compliance and Training. 3.6.1 In General. All Genmab US Activities as well as Promotional activities and Medical Affairs Activities conducted by SGI in the United States shall be undertaken in

CONFIDENTIAL 44 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. accordance with (a) all Applicable Laws and (b) notwithstanding anything contained herein or the Collaboration Agreement to the contrary, the compliance practices, policies and procedures of SGI (as to Genmab, to the extent such practices, policies and procedures are communicated to Genmab or the Genmab US Personnel); provided, however, that neither Party or its personnel will be required to undertake any obligation in connection with such activities to the extent that such Party reasonably believes in good faith that such activities violate or are reasonably likely to violate Applicable Law or such Party’s written policies regarding the promotion of pharmaceutical products (and any such deviations made by a Party shall not be considered a material breach of this Agreement). For the avoidance of doubt, the preceding sentence shall not entitle [*]. Genmab agrees to use Commercially Reasonable Efforts to make available to SGI, upon SGI’s reasonable request, such information regarding the [*] in or for the United States as may be provided in the US Coordination Plan or otherwise reasonably required in order for SGI to Commercialize the Product in the United States and monitor compliance with this Agreement and Applicable Law. 3.6.2 Training. All Genmab US Personnel and SGI personnel performing Promotion and Medical Affairs Activities for the Product in the United States must complete, prior to performing such activities and on an ongoing basis, the applicable mandatory training program(s) developed by SGI and described in the US Coordination Plan. Each Party may conduct such other non-mandatory training for its personnel performing such activities as it determines at its sole cost and expense (i.e., the expenses thereof shall not be included in Allowable Expenses); provided, that Genmab shall permit a representative of SGI to attend such other non-mandatory Product-related training (such attendance of such SGI representative to be at SGI’s sole cost and expense, and not included in Allowable Expenses) and SGI shall permit a representative of Genmab to attend such other non-mandatory Product-related training (such attendance of such Genmab representative to be at Genmab’s sole cost and expense, and not included in Allowable Expenses). 3.6.3 Promotional Materials. In connection with the Genmab US Activities, unless otherwise agreed by the Parties by mutual Party Written Consent, Genmab [*]; provided, that such Promotional Materials shall in all cases be consistent with (a) the core content for Promotional Materials prepared by the JCC and approved by the JSC pursuant to Section 2.4.2(b), (b) the Approved Plans, and (c) the Product labeling approved by the FDA. Without limiting the foregoing, Genmab will have a reasonable opportunity (not less than [*] Business Days) through the Committees or otherwise to [*] (and [*] shall in good faith consider any comments provided by [*]) before such Promotional Materials are finally approved by [*]. 3.7 Miscellaneous. 3.7.1 Genmab Diligence. Genmab shall use Commercially Reasonable Efforts to conduct the Genmab US Activities allocated to Genmab US Personnel in the US Coordination Plan, SGI Major Market Commercialization Plan, SGI Major Market Medical Affairs Plan, or otherwise under this Agreement. 3.7.2 Invoicing and Booking of Sales. [*] may not accept [*], and if [*] receives any [*] in or for the United States, it shall refer such [*] for acceptance or rejection.

CONFIDENTIAL 45 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 3.7.3 No Sublicensing or Subcontracting. [*] may not [*] any Genmab US Activities, in whole or in part, to any [*] without [*] prior written consent. 3.7.4 No Other Co-Promotion or Participation Rights. Except as expressly contemplated with respect to the Genmab US Activities under this ARTICLE 3, neither Party will have the right to Promote, co-Promote, or otherwise conduct or participate in Commercialization activities, Medical Affairs Activities, or similar activities with respect to the Product in the other Party’s Party Major Market(s). 3.7.5 Responsibility for Acts and Omission of Personnel. Each Party shall be solely responsible for: (a) the acts and omissions of its Sales Representatives, MSLs, and other personnel while performing any of the activities to be performed by such Party under this Agreement; and (b) all disciplinary, probationary and termination actions taken by it, as well as for the formulation, content, and for the dissemination (including content) of all human resources policies and rules (including written disciplinary, probationary and termination policies) applicable to any members of its personnel. Each Party shall comply with all Applicable Laws in the hiring, employment, and discharge of all members of its personnel. 3.7.6 Employment of Personnel. Each Party acknowledges and agrees that all matters of compensation, benefits and other terms of employment for all personnel of such Party are solely between such Party or its Affiliate and such individual. Each Party shall be solely responsible and liable for the payment of all compensation and benefits to its employees and any other members of its field force, and each Party acknowledges and agrees that neither Party will maintain or procure any worker’s compensation, healthcare, or other insurance for or on behalf of the other Party or its personnel, all of which shall be the sole responsibility of the Party to which such person is employed or engaged. Without limiting the foregoing, a Party shall not be responsible to the other Party, or to any member of the other Party’s field force (or any other personnel), for any compensation, expense reimbursements, benefits, or payroll-related taxes or withholdings that may be imposed upon or be related to the performance by individuals employed or engaged by such other Party, all of which shall be the sole responsibility of the Party to which such person is employed or engaged, even if it is subsequently determined by any court or Governmental Authority that any such individual may be an employee or a common law employee of the other Party or any of its Affiliates, or is otherwise entitled to such payments and benefits. 3.7.7 Non-Compliance by Field Force. In the event that a Party has a reasonable basis for believing (i.e., based on evidence or other reasonable substantiation) that any personnel of the other Party or any of its Affiliates may have violated any Applicable Law or failed to comply with this Agreement or the US Coordination Plan, or is otherwise damaging relationships with any health care professional or health care organization, or the Product brand, in each case, in connection with activities performed by such personnel in the United States pursuant to this Agreement, then such Party shall promptly notify the other Party in writing of such belief and the basis therefor. Following such notification and a reasonable opportunity to investigate the relevant facts, the Parties shall meet to discuss such belief and basis. The notified Party shall take such actions as are reasonable under the circumstances in response to the notifying Party’s justified concerns, including, if necessary, excluding such individual from Product-related activities. For clarity, the foregoing shall not limit any rights or remedies of a Party hereunder.

CONFIDENTIAL 46 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 3.7.8 Termination of U.S. Rights. (a) Genmab may terminate its rights and activities with respect to the Product in the United States under this ARTICLE 3 by providing SGI at least [*] prior written notice. Any such termination shall be with respect to Genmab’s rights under this ARTICLE 3 in their entirety. (b) In the event that Genmab exercises its right to terminate its activities with respect to the Product in the United States under Section 3.7.8(a), Genmab shall promptly (and in any event within [*] of such termination) wind down, discontinue and terminate all activities undertaken or to be undertaken, directly or indirectly, by Genmab, its Affiliates, or Genmab US Personnel with respect to the Product in the United States, in each case, in an orderly manner consistent with Applicable Law. Without limiting the foregoing, the Parties will discuss in good faith and endeavor to agree on a transition plan for such wind down and termination through the JCC and JSC, such agreement not to be unreasonably withheld, conditioned, or delayed. Without limiting any rights of SGI contemplated by this ARTICLE 3, following any termination of Genmab’s rights under this Section 3.7.8(b), SGI shall have no further obligations under this ARTICLE 3, including any obligation to prepare a US Coordination Plan. For clarity, after any such termination of Genmab’s rights under this Section 3.7.8(b), the Parties’ rights and obligations with respect to the Product in the United States will be consistent with their rights and obligations with respect to the Product in any other SGI Major Market. ARTICLE 4 COMMERCIALIZATION; FURTHER DEVELOPMENT 4.1 Commercialization in Major Markets Generally. Subject to the terms and conditions of this Agreement, including Genmab’s rights with respect to the United States under ARTICLE 3, (a) SGI shall have the sole and exclusive right to Commercialize the Product in the SGI Major Markets or any portion thereof consistent with an annual Commercialization plan and budget for the SGI Major Markets prepared by SGI in accordance with Section 4.3.1 (such plan and budget, collectively, the “SGI Major Market Commercialization Plan”), and (b) Genmab shall have the sole and exclusive right to Commercialize the Product in the Genmab Major Market or any portion thereof consistent with an annual Commercialization plan and budget for the Genmab Major Market prepared by Genmab in accordance with Section 4.3.1 (such plan and budget, collectively, the “Genmab Major Market Commercialization Plan”); provided, in each case ((a) and (b)), that such Party Major Market Commercialization Plans shall be consistent with the annual Combined Major Market Commercialization Plan, including the corresponding budget therein, prepared by the Parties and approved by the JSC in accordance with Section 4.2 (such plan and budget, collectively, the “Combined Major Market Commercialization Plan”). In the event of (i) any inconsistency between the Combined Major Market Commercialization Plan and this Agreement, the terms of this Agreement shall prevail, and (ii) any inconsistency between a Party Major Market Commercialization Plan and the Combined Major Market Commercialization Plan, the terms of the Combined Major Market Commercialization Plan shall prevail.

CONFIDENTIAL 47 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 4.2 Combined Major Market Commercialization Plan. 4.2.1 Generally. The Combined Major Market Commercialization Plan will set forth the Parties’ mutually agreed: (a) Commercialization strategy and resourcing plans with respect to the Product (including with respect to strategic imperatives, branding, positioning, campaign and messaging platforms) in the Major Markets; (b) anticipated performance obligations and funding requirements for the Commercialization of the Product in the Major Markets; (c) target pricing bands for the Product both globally and regionally (with relevant regions recommended by the JCC) in the Territory; (d) reimbursement strategy for the Product in the Major Markets; (e) global Launch plan and Launch sequence for the Product in the Territory; (f) budget for activities contemplated by the Combined Major Market Commercialization Plan, including anticipated Sales Representatives and other personnel conducting Commercialization activities for the Product; (g) an agreed range for the aggregate number of Sales Representatives expected to be deployed in the Major Markets either by country or region as reasonably determined by the JCC; (h) key performance indicators either by country or region, as reasonably determined by the JCC, that the Parties shall implement, and that shall apply to the activities of the Sales Representatives of each Party in the Major Markets to monitor and assess Product performance, such as sales, attitudes, trial and usage market research, vial volume, and, to the extent such information is reasonably available, total prescriptions, new patient starts, sales, first claim fill rates, and prescription duration, and (i) [*] forecasts and projections for an additional [*] for such topics included in the Combined Major Market Commercialization Plan; in each case of (a)-(i), for the Major Markets except as otherwise indicated. The topics included in the Combined Major Market Commercialization Plan will be presented both on a global basis across all Major Markets and on a regional or Major Market-by-Major Market basis as reasonably determined by the JCC. For the avoidance of doubt, the Combined Major Market Commercialization Plan will contain detailed strategic plans and, where applicable, budgets for the elements set forth in clauses (a)-(i) above for each region or Major Market as determined by the JCC, and each Party’s Party Major Market Commercialization Plan will be consistent with the overall plan and budget for each of the relevant region(s) or Major Market(s) contained in the Combined Major Market Commercialization Plan. The Combined Major Market Commercialization Plan and each amendment or annual update thereto shall reflect each Party’s good faith estimate of its anticipated Commercialization commitments for each of the relevant region(s) or Major Market(s). 4.2.2 Initial Combined Major Market Commercialization Plan and Annual Updates. The Parties shall jointly prepare an initial draft of the Combined Major Market Commercialization Plan which shall be submitted to the JCC for review and approval at least [*] prior to the first anticipated Launch of the Product in a Major Market (as such date is determined by the JDC) and cover such period (including forecasts and projections) as determined by the JCC. Once agreed by the JCC, the JCC shall recommend the Combined Major Market Commercialization Plan to the JSC for approval. The Combined Major Market Commercialization Plan shall be updated at least [*], and all updates and amendments shall be reviewed and approved by the JCC and then submitted to the JSC for approval. The Parties shall agree on a timeline for conducting all such reviews and approvals that accommodates the Parties’ respective planning and budgeting purposes and allows for necessary or reasonably useful coordination between the Committees.

CONFIDENTIAL 48 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 4.3 Commercialization by each Party in its Party Major Market(s). 4.3.1 Generally. Subject to the terms and conditions of this Agreement, including Genmab’s rights in the United States under ARTICLE 3, each Party (itself or through its Affiliates or (sub)licensees as otherwise permitted herein) shall have the right to Commercialize the Product in its Party Major Market(s) or any portion thereof, including by performing activities for such Party Major Market(s) as follows: (a) preparing Promotional Materials for use in its Party Major Market(s) (provided, that such materials are consistent with the core content approved by the JSC), (b) preparing training materials and training programs for personnel engaged in such Commercialization activities, and implementing such training, and (c) making decisions with respect to its Party Tactical Matters in connection with such Commercialization activities; provided, that, in each case ((a) through (c)), such activities shall be consistent with the Party Major Market Commercialization Plan, Combined Major Market Commercialization Plan, and US Coordination Plan, including the tactical and strategic matters described in such plans, and otherwise conducted in accordance with this Agreement (including ARTICLE 3 with respect to the United States). 4.3.2 Party Major Market Commercialization Plans. Each Party will prepare a Party Major Market Commercialization Plan for its respective Party Major Market(s) that is consistent with the Combined Major Market Commercialization Plan, which Party Major Market Commercialization Plan covers the same time period addressed by such Combined Major Market Commercialization Plan. The Genmab Major Market Commercialization Plan and the SGI Major Market Commercialization Plan will each describe the plan for Commercialization of the Product in the applicable Party Major Market(s), specify in reasonable detail the Commercialization activities to be performed by or on behalf of the applicable Party for the Product in the applicable Party Major Market(s), and include a budget for such Party’s Commercialization activities to be conducted in its Party Major Market(s). In addition, the SGI Major Market Commercialization Plan will incorporate the Commercialization activities set forth in the US Coordination Plan. Each Party shall prepare its own Party Major Market Commercialization Plan and provide it to the JCC, which shall review such plans for consistency with the Combined Major Market Commercialization Plan (subject to Section 2.10.5(c)). The initial draft of each Party Major Market Commercialization Plan shall be submitted to the JCC within [*] after submission to the JSC of the initial draft of the Combined Major Market Commercialization Plan by the JCC in accordance with Section 4.2.2. The Party Major Market Commercialization Plans shall be updated at least annually, and all updates and amendments shall be reviewed and approved by the JCC for consistency with the Combined Major Market Commercialization Plan (subject to Section 2.10.5(c)). The Parties shall agree on a timeline for conducting all such reviews and approvals that accommodates the Parties’ respective planning and budgeting purposes and allows for necessary or reasonably useful coordination between the Committees. Each Party Major Market Commercialization Plan shall include with respect to the Product and the relevant Party’s Party Major Market(s), as applicable and as consistent with the Combined Major Market Commercialization Plan: (a) an executive summary;

CONFIDENTIAL 49 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. (b) an overview of tactical planning, consistent with the Global Brand Strategy and the Combined Major Market Commercialization Plan, for the Promoting, Detailing and Commercialization of the Product for each relevant indication; (c) an overview of plans for the number, structure and deployment of Sales Representatives and other personnel conducting Commercialization activities for the Product by geography, target audience, activities, or other relevant criteria; (d) an overview of (i) market research plans and market assessments and (ii) general plans for the marketing, Promotion and sale of the Product, with appropriate input as to financial matters from the JFT; (e) a market, unit sales, and Net Sales forecast (provided, for clarity, that the Parties are not required to mutually agree on a Net Sales forecast or a Net Profit/Net Loss forecast, but, if relevant, they will cooperate with respect to preparing such forecasts in accordance with Section 5.1.2(d)); (f) an overview of pricing and discounting strategies for the applicable Party Major Market(s) consistent with Section 2.4.2(c); and (g) key performance indicators to monitor and assess Product performance consistent with the key performance indicators set forth in the Combined Major Market Commercialization Plan. 4.3.3 Commercialization Diligence in the Major Markets. Following the receipt of relevant Regulatory Approvals in relevant country(ies), each Party shall use Commercially Reasonable Efforts to Commercialize the Product in its Party Major Market(s) in accordance with and to the extent provided in the Combined Major Market Commercialization Plan, the applicable Party Major Market Commercialization Plan, and otherwise in accordance with this Agreement. 4.3.4 Sales Efforts Reporting for the Party Major Market(s). Within [*] after the end of each Year beginning in the Year in which the first Regulatory Approval of the Product in a Party’s Party Major Market(s) is obtained, each Party shall provide a high-level report to the JCC summarizing its selling efforts for the Product where the Product receives a primary or secondary ranking in its Party Major Market(s). 4.3.5 Packaging and Labeling; Booking of Sales; Distribution in the Major Markets. In its Party Major Market(s), the Selling Party (a) will hold title to the Product inventories until such inventory is sold to customers, (b) shall effect all sales of Product and shall be responsible for invoicing all sales of Product and shall book all sales of Product for its own account, and (c) shall be responsible for all Packaging and Labeling and Sales and Distribution activities for the Product. Notwithstanding the foregoing, to the extent not prohibited by Applicable Law and subject to approval by the applicable Regulatory Authorities, unless the Parties otherwise agree by mutual Party Written Consent, all product labels for the Product worldwide shall include, in equal prominence, the [*].

CONFIDENTIAL 50 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 4.4 Commercialization in the Royalty Territory. Following the receipt of relevant Regulatory Approvals in relevant country(ies), SGI shall use Commercially Reasonable Efforts to Commercialize the Product in [*], as determined by SGI in its reasonable discretion consistent with its obligation to use Commercially Reasonable Efforts to Commercialize the Product in the Royalty Territory, in accordance with the terms and conditions of this Agreement, and except as otherwise provided in this Agreement shall be solely responsible for all costs and expenses incurred by or on behalf of SGI or any of its Affiliates for Commercializing the Product in the Royalty Territory or any portion thereof. For the avoidance of doubt, SGI may satisfy its obligations under this Section 4.4 by using Commercially Reasonable Efforts to enter into (or entering into) one or more Commercial Sublicenses with respect to one or more countries in the Royalty Territory. 4.5 Recalls and Withdrawals. The initiation and implementation of a Product distribution hold, recall, clinical hold, market withdrawal, or similar action in the Territory will be determined in accordance with the relevant clinical or commercial quality agreement agreed to by the Parties in accordance with Section 6.3 (including the process for consultation and, if possible, reaching consensus set forth therein); provided, that the Lead Regulatory Party shall have final decision-making authority, after consultation with the other Party with respect to the initiation and conduct of any such hold, recall, withdrawal, or similar action in a particular country if there is a dispute between the Parties with respect thereto (unless there is a mandatory hold, recall, withdrawal, or similar action by the Regulatory Authorities, which shall supersede any decision of the Lead Regulatory Party to the contrary). The costs of implementing any such hold, recall, withdrawal, or action in accordance with this Section 4.5 in the Major Markets shall constitute Commercialization Costs except to the extent that such hold, recall, withdrawal, or action is (a) attributable to (i) a breach by a Party or its Affiliates of this Agreement or (ii) the gross negligence, recklessness or willful misconduct of a Party or its Affiliates, or (b) caused by or results directly from a material uncured breach by a Party or its Affiliates of any agreement with a Third Party CMO engaged by such Party or its Affiliate for the Manufacture of Product if such material breach is acknowledged by such Party in writing, results from a failure by the Manufacturing Party to make any undisputed payment when due (after giving effect to any available cure period) or is finally determined by a court or arbitrator of competent jurisdiction; provided, that the foregoing clause (b) shall not apply to any such material breach that is caused by or results directly from an act or omission of a Third Party including any other Third Party CMO that Manufactures the Product on the Party’s behalf. Any such costs not included in Commercialization Costs pursuant to the preceding sentence shall be borne solely by the applicable Party. 4.6 Development Activities. 4.6.1 In General. Except as otherwise expressly provided in this Agreement, including Sections 2.3, 4.6.2 and 8.1.2, Development of the Product in the Territory following the Effective Date will continue to be conducted in accordance with the terms and conditions of the Collaboration Agreement. 4.6.2 Clinical Trials. Notwithstanding anything to the contrary contained in the Collaboration Agreement or the Joint Development Plan as of the Effective Date, following the Effective Date: (a) Genmab shall be the sponsor of and solely conduct and be responsible for

CONFIDENTIAL 51 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. the performance of (i) the Clinical Trials known as [*], (ii) to the extent such studies are included in the Global Development Plan, any Phase III-B Studies or Phase IV Studies conducted in the Genmab Major Market, (iii) any Genmab Party Combination Studies to be conducted by or on behalf of Genmab, to the extent such studies are included in the Global Development Plan (such Global Development Plan to also set forth the details regarding Clinical Supply and data sharing with respect to such Genmab Party Combination Studies), and (iv) any Genmab [*] Approval Trial initiated by Genmab in accordance with Section 0; and (b) SGI shall be the sponsor of and solely conduct and be responsible for the performance of any other Clinical Trials of the Product which are not specified in clause (a) above, including (1) the Clinical Trials known as [*], (2) any other Clinical Trials for the Product to be conducted for [*], (3) any Phase III-B or Phase IV Studies, (4) any SGI Party Combination Studies to be conducted by or on behalf of SGI, to the extent such studies are included in the Global Development Plan (such Global Development Plan to also set forth the details regarding Clinical Supply and data sharing with respect to such SGI Party Combination Studies), and (5) any Clinical Trial regarding the Product and any other product owned or otherwise controlled by a Third Party, to the extent such studies are included in the Global Development Plan. For clarity, the foregoing is intended to establish which Party will have operational control over relevant Clinical Trials following the Effective Date, but it is not intended to prevent the other Party from performing Medical Affairs Activities, including through outreach and contacts with Clinical Trial sites, in its Party Major Market(s) to the extent otherwise permitted under this Agreement. Development in [*]. It is the expectation of the Parties that Clinical Trials for the Product conducted by SGI as sponsor in accordance with Section 4.6.2 will include an adequate patient population from [*] to support Regulatory Approval of the Product in [*] for the Disease(s) for which such Clinical Trials are intended to treat. However, to the extent that it is not reasonably practicable for such Clinical Trials to include an adequate patient population from [*] to support such Regulatory Approval of the Product in [*], the Parties, acting through the JDC, will promptly amend the Global Development Plan to add such Clinical Trial(s) to be conducted in [*] with an adequate patient population from [*] to support such Regulatory Approval in [*] (any such Clinical Trial, a “Genmab [*] Approval Trial”), and Genmab shall be the sponsor of and solely conduct and be responsible for the performance of any such Genmab [*] Approval Trial. For the avoidance of doubt, the FTE Costs of Genmab’s personnel and Out of Pocket Costs incurred by Genmab in connection with the planning and conduct of any Genmab [*] Approval Trial, including Manufacturing Costs for Clinical Supply and any comparator or placebo therefor, shall be considered Development Costs hereunder. 4.6.3 Development in the Royalty Territory. SGI shall use Commercially Reasonable Efforts to Develop the Product in the Royalty Territory, as determined by SGI in its reasonable discretion consistent with its obligation to use Commercially Reasonable Efforts to Develop the Product in the Royalty Territory, in accordance with and to the extent provided from time to time in the mutually agreed Global Development Plan (including any amendments or modifications to the Global Development Plan with respect to the Royalty Territory proposed by SGI consistent with its obligation to use Commercially Reasonable Efforts). For clarity, if Genmab or its representatives on any Committee refuse to approve any such amendment or modification to the Global Development Plan with respect to the Royalty Territory, SGI shall not be deemed to have failed to use [*].

CONFIDENTIAL 52 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 4.6.4 Development Costs. Development Costs incurred by the Parties in connection with Development activities conducted for the Product under this Agreement (including [*]) in accordance with the Global Development Plan shall be shared as Net Profit/Net Loss in accordance with Section 5.1 and the other applicable terms and conditions of this Agreement. For clarity, any Development activities conducted by or on behalf of SGI or its Affiliates or their Sublicensees for countries in the Royalty Territory that are not included in the Global Development Plan shall be at SGI’s sole cost and expense, and shall not be shared as Net Profit/Net Loss hereunder. 4.7 Subcontracting and Sublicensing. 4.7.1 Subcontracting. Each Party may perform some or all of its obligations (a) under the Global Development Plan (including the Global Regulatory Plan), Global Manufacturing Plan and Party Major Market Commercialization Plan or (b) otherwise under this Agreement for the Product in its Party Major Market(s) (or with respect to Genmab and the Genmab US Activities, in the United States subject to ARTICLE 3), in each case ((a) and (b)), solely through one or more Approved Subcontractors or as otherwise approved by the JSC; provided, that (i) none of the rights of the other Party shall be diminished or otherwise adversely affected as a result of such subcontracting, (ii) nothing in this Section 4.7.1 shall limit a requirement to obtain Party Written Consent or Joint Committee Consent for Third Party Manufacturing under ARTICLE 6, (iii) each subcontractor shall undertake in writing obligations of confidentiality and non-use regarding each Party’s Confidential Information which are substantially the same as those undertaken by the Parties hereunder, and (iv) the subcontracting Party shall be responsible for the performance by such subcontractor of such Party’s obligations hereunder. For clarity, the Parties and their Affiliates may enter into arrangements with (X) nationally recognized shipping or transportation companies such as United Parcel Service or FedEx or (Y) with contract research organizations with respect to non-clinical Development, in each case of (X) and (Y), with respect to the Product or their obligations under this Agreement without the prior Committee approval and, solely with respect to (X), such arrangements shall be excluded from the requirements of clause (ii) above. Notwithstanding the foregoing or anything to the contrary contained in this Agreement or the Collaboration Agreement, SGI may engage subcontractors to perform Development, Manufacturing, or Commercialization activities with respect to the Product in the Royalty Territory or outside the Royalty Territory solely to support Development or Commercialization of the Product in the Royalty Territory without the prior written consent of Genmab or any Committee, provided that subsections (i)-(iii) above shall continue to apply. 4.7.2 Sublicensing. This Section 4.7.2 supersedes Section 5.11 of the Collaboration Agreement with respect to the grant by either Party of a Commercial Sublicense for the Product to a Third Party. In addition, to the extent any sublicense permitted under this Agreement would require the grant of a sublicense under the Collaboration Agreement with respect to the Product, the Parties agree to grant that sublicense with respect to the Product notwithstanding anything to the contrary in the Collaboration Agreement. (a) In General. Except as expressly provided in this Section 4.7.2, neither Party shall grant any [*] with respect to their [*] to any Third Party without the consent of the JSC, such consent not to be unreasonably withheld, delayed, or conditioned.

CONFIDENTIAL 53 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. (b) Service Providers. Subject to Section 4.7.2(a), each Party may sublicense its rights and obligations under this Agreement and the Collaboration Agreement to a subcontractor permitted under Section 4.7.1 to the extent necessary to enable such subcontractor to perform its obligations to the subcontracting Party. (c) Third Party Sublicensing. With respect to the grant by a Party or its Affiliate to a Third Party sublicensee that includes the right to Commercialize the Product, but not including any wholesaler, distributor, or the like (such sublicensee, a “Sublicensee,” and such sublicense, a “Commercial Sublicense”): (i) In the [*] Markets. If a Party desires to grant a Commercial Sublicense in countries or territories that include one or more of its Party [*] Market(s), such Party shall notify the other Party in writing thereof. Thereafter, the Parties, through the JSC, shall discuss the strategy, timing, and other considerations relating to finding an appropriate Sublicensee for such [*] Market Sublicense. If the JSC agrees to pursue a Sublicensee to Commercialize Product in such [*] Market, then (i) each Party shall take the [*] Market Sublicense that includes solely the Party [*] Market(s) of such Party, and (ii) if such [*] Market Sublicense would involve the grant of rights in or for the Party [*] Market(s) of both Parties, the JSC shall determine which Party [*]. The [*] Party shall provide the other Party [*] without the approval of the JSC, such approval not to be unreasonably withheld, delayed, or conditioned. (ii) In the Royalty Territory. SGI may grant a Commercial Sublicense in or for countries or territories solely within the Royalty Territory in its sole discretion; provided, that, without limiting the foregoing, SGI will first notify Genmab and upon a written request by Genmab within [*] of SGI’s notice, SGI shall reasonably consider [*]. For the avoidance of doubt, (A) Product sales by any such Sublicensee in the Royalty Territory shall be considered Net Sales to the extent provided in the definition of “Net Sales” hereunder, (B) Product sales to any Third Party distributor, wholesaler, or the like in or for the Royalty Territory shall be considered Net Sales to the extent provided in the definition of “Net Sales” hereunder, and (C) any other consideration paid to SGI or any of its Affiliates by or on behalf of any such Sublicensee or distributer, wholesaler, or the like shall be retained by SGI and shall not be considered “Sublicensing Revenue” hereunder. (d) [*] Sublicensing. Without limiting subsection (c)(i) above, the Parties acknowledge that prior to the Effective Date, [*] initiated a business development process with respect to the potential out-license of rights to Commercialize the Product in [*] (the “Process”). Subject to subsection (c)(i) above, [*] shall transition the Process to [*] following the Effective Date, and [*] may continue the Process or otherwise pursue a Commercial Sublicense with respect to [*] in accordance with subsection (c)(i) above. ARTICLE 5 FINANCIAL TERMS The Parties shall make or cause to be made the payments provided for in this ARTICLE 5. For clarity, this ARTICLE 5 supersedes Sections 11.4, 11.5, 11.6, and Article 12 of the Collaboration Agreement with respect to activities conducted after the Effective Date with respect to the Product.

CONFIDENTIAL 54 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 5.1 Profit Sharing in the Major Markets. Following the Effective Date, the terms and conditions of this Section 5.1 shall govern the rights and obligations of Genmab and SGI with respect to Net Profit/Net Loss relating to the Product. 5.1.1 Share of Net Profits/Net Losses. Subject to the terms of this Agreement and Section 5.10 of the Collaboration Agreement, for so long as Product is being sold in the Major Markets or Sublicensing Revenue is being generated, Genmab and SGI shall share all Net Profit/Net Loss (as applicable) for the Product on the basis of fifty percent (50%) to SGI and fifty percent (50%) to Genmab. 5.1.2 Calculation and Payment. (a) Within [*] days after the end of each Quarter beginning with the first Quarter in which either Development Costs or Allowable Expenses are incurred, each Party shall report to the JFT its Net Sales and Sublicensing Revenue in the Major Markets, as well as its Allowable Expenses and Development Costs. Each such report shall, as applicable, specify in reasonable detail all deductions allowed in the calculation of such Net Sales, documentation supporting its receipts of such Sublicensing Revenue, and all expenses or costs included in Allowable Expenses or Development Costs, and, if requested by Genmab or SGI, any invoices or other supporting documentation for any payments to a Third Party that constitute Allowable Expenses or Development Costs and that individually exceed [*] or with respect to which documentation is otherwise reasonably requested shall be promptly provided. In addition, each such report shall specify the amount of gross sales of Product for the Quarter and the amount offset from gross sales to Net Sales by category for the Quarter. Within [*] Business Days after receipt of such reports, the JFT shall confer and agree in writing on a consolidated financial statement setting forth the Net Profit/Net Loss for such Quarter for the Product and calculating each Party’s share of such Net Profit/Net Loss. (b) Within [*] Business Days after the Parties (through the JFT) have reconciled the reports delivered under Section 5.1.2(a) for each Quarter, the Party who will receive payment shall issue to the other Party an invoice for the agreed amount and the other Party shall, within [*] Business Days of such invoice, make a payment to SGI or Genmab, as applicable, so that each of Genmab and SGI has been compensated for its respective share or has borne its respective share of such Net Profit/Net Loss, as applicable, after giving effect to the (i) Net Sales invoiced and Sublicensing Revenue received for the Major Markets as well as Allowable Expenses and Development Costs incurred by SGI, and (ii) Net Sales invoiced and Sublicensing Revenue received for the Major Markets, as well as Allowable Expenses and Development Costs incurred by Genmab, to effect the intent of Section 5.1.1; provided, however, that in the event of any disagreement with respect to the calculation of such payment, any undisputed portion of such payment shall be paid in accordance with the foregoing timetable and the remaining, disputed portion shall be paid within [*] Business Days after the date on which Genmab and SGI, using good faith efforts, resolve the dispute or such dispute is resolved pursuant to a dispute resolution mechanism under this Agreement. (c) In addition, for planning purposes, each Party shall report to the other Party and the JFT within [*] Business Days after the end of each calendar month following the first Launch of the Product in its Party Major Market(s) its estimated Net Sales (including the

CONFIDENTIAL 55 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. estimated amount of gross sales of Product by stock keeping units of Product) in its Party Major Market(s) in such month and its estimated Allowable Expenses in such month. Further, each Party shall consider in good faith other reasonable procedures proposed by the other Party for sharing financial information in order to permit each Party to close its books periodically in a timely manner. (d) If either Party intends to include a Net Sales forecast or a Net Profit/Net Loss forecast in any public filings or public statements in connection with its required financial reporting to any Securities Exchange, the Parties agree to cooperate in good faith to prepare Net Sales or Net Profit/Net Loss forecasts reasonably in advance of such filing or public statement; provided, that if the Parties are unable to agree to such forecasts in advance of such filing or public statement, the filing Party shall be permitted to use its good faith Net Sales or Net Profit/Net Loss forecasts in such filing or public statement. (e) For the avoidance of doubt, no cost or expense shall be counted more than once in calculating Allowable Expenses or Development Costs, even if such cost or expense falls into more than one of the cost categories that comprise Allowable Expenses or Development Costs. For purposes of determining Allowable Expenses, Development Costs and Net Profit/Net Loss, each Party shall be required to record for relevant employees aggregate FTE hours worked or FTE hours worked on activities related to the Product (subject to Section 1.49) and all such allowed FTE Costs shall be charged based on the percentage of time allocated to the Product and activities under this Agreement (or as otherwise set forth in Section 1.49). Out of Pocket Costs will be charged based on actual expenses incurred or accrued. 5.1.3 Consistency with Accounting Treatment. All calculations of Net Profit/Net Loss hereunder shall be made in accordance with Collaboration Accounting Standards, including the provisions thereof regarding expense recognition, as applied by Genmab and SGI consistently with their application in their respective external financial reporting. 5.1.4 Integrity of Profit Sharing in the Major Markets. (a) The Parties recognize that in certain regions, restrictions on cross- border sales of the Product are not permitted, and that in such regions (e.g., within the EU), sales of units of the Product intended to be sold in a Major Market and therefore subject to payment obligations under Section 5.1 may instead be sold in a country that is in the Royalty Territory instead, and initially included in amounts subject to royalty obligations under Section 5.2. In such case, the Parties have agreed to perform an annual assessment of whether their intended allocation of economic benefit as set forth in Sections 5.1 and 5.2 has been effected and, if not, to make reconciling payments between the Parties to effectuate their intent as set forth in Sections 5.1 and 5.2, pursuant to the mechanism set forth in this Section 5.1.4. (b) Within [*] days after the end of the Quarter in which the first Launch of the Product in a Major Market occurs, and within [*] days after the end of each Quarter thereafter, the Parties, through the JCC and in coordination with the JFT, shall review for such Quarter that most recently ended (“Relevant Review Period”) the following information: (A) the total amount of Net Sales allocated to the Major Markets for the purpose of calculating the Net Profit/Net Loss for the Major Markets in accordance with this Section 5.1, (B) the total amount

CONFIDENTIAL 56 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. of Net Sales allocated to the Royalty Territory for the purpose of calculating the total royalties due by SGI to Genmab in accordance with Section 5.1.4, (C) the estimated amount of total prescriptions issued for the Product in the Major Markets, in accordance with data obtained from IQVIA or another source mutually acceptable to the Parties, and (D) the estimated amount of total prescriptions issued for the Product in the Royalty Territory, in accordance with data obtained from IQVIA or another source mutually acceptable to the Parties, in each case of (A)-(D), during the Relevant Review Period. To the extent that the fraction A/B is less than or greater than the fraction C/D, then the JCC, in coordination with the JFT shall determine reconciling payments to be made between the Parties with respect to the Relevant Review Period as necessary to effectuate their intended allocation of the economic benefit as set forth in such Sections (a “Reconciling Payment Determination”). Any such reconciling payments shall be made within [*] days after the JFT has made a Reconciling Payment Determination. 5.2 Royalty Territory. 5.2.1 Royalty Payments. Subject to Sections 5.2.2 and 5.2.3, during each Quarter in which such Net Sales are received, SGI shall pay Genmab a running royalty on aggregate annual Net Sales of the Product in the Royalty Territory by SGI, its Affiliates and their Sublicensees at the following percentages as set forth in the table below: Portion of aggregate annual Net Sales of the Product in the Royalty Territory by SGI, its Affiliates, and their Sublicensees Percentage of such Net Sales to be paid as a running royalty: [*] [*] [*] [*] [*] [*] 5.2.2 Biosimilar Step-Down. If, on a country-by-country basis within the Royalty Territory, one or more Biosimilar Products in respect of the Product are sold in such country, and if sales of all Biosimilar Products in respect of the Product combined in such country during any [*] are greater than [*] (on a unit basis) of the combined sales of all such Biosimilar Products and the Product together (on a unit basis) in such country (the “Trigger Condition”), then the royalties payable with respect to Net Sales of the Product pursuant to Section 5.2.1 in such country starting with [*] giving rise to the Trigger Condition shall be reduced to [*] of the royalties otherwise payable pursuant to Section 5.2.1; provided, that if the Trigger Condition ceases to apply in a future Quarter, after royalties are subject to reduction pursuant to this Section 5.2.2, such reduction in royalties shall cease to apply effective as of the subsequent Quarter unless and until the Trigger Condition occurs again for the Product in such country. 5.2.3 Royalty Term. SGI’s obligation to pay royalties under this Section 5.2 with respect to the Product in each country in the Royalty Territory will commence upon Launch of the Product in such country and will continue until the later of (i) expiration of the last-to-expire [*] of the [*] covering Program Inventions claiming or covering the Product in such country or (ii)

CONFIDENTIAL 57 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. [*] after such Launch of the Product in such country (such period, the “Royalty Term”); provided, however, that if the Product is royalty-bearing in a given country only pursuant to clause (ii) above, then the each royalty rate set forth in Section 5.2.1 shall be reduced by [*] for such country for the remainder of the Royalty Term and; provided, further, that in no event shall the royalty rates set forth in Section 5.2.1 be reduced pursuant to Section 5.2.2 and this Section 5.2.3 by more than [*], in the aggregate. 5.2.4 Royalty Payments and Reports. Within [*] days after the end of each March, June, September and December during which royalties under this Section 5.2 are due, SGI shall deliver to Genmab a report setting forth on a country-by-country basis the unit volume and amount of gross sales of Product sold by SGI its Affiliates and their Sublicensees in the Royalty Territory during the applicable Quarter, a calculation of such Net Sales in the Royalty Territory showing the aggregate deductions from gross sales provided for in the definition of Net Sales during such Quarter, and a calculation of the royalty payment due for such Quarter. All royalty amounts payable to Genmab pursuant to this Section 5.2.4 shall be paid to Genmab in Dollars in connection with the delivery of such report, but not later than [*] days after the end of each Quarter. 5.3 Taxes. 5.3.1 Taxes on Income. Except as otherwise provided in this Section 5.3 or Schedule 5.3.4, each Party shall be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly under this Agreement. 5.3.2 Tax Cooperation. The Parties agree to cooperate with one another and use reasonable efforts to reduce or eliminate tax withholding, Indirect Taxes, or similar obligations in respect of Net Profit, royalties and other payments made by one Party to the other under this Agreement. Without limiting the generality of the foregoing, to the extent that a Party (or its assignee) (the “Paying Party”) is required by Applicable Law to deduct and withhold taxes on any payment due to the other Party (or its assignee) (the “Payee Party”) under this Agreement, the Paying Party shall provide [*] Business Days’ notice of such intention to withhold to the Payee Party, and the Payee Party shall provide the Paying Party any tax forms and other information that may be reasonably necessary in order not to withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. The Payee Party shall provide any such tax forms to the Paying Party at least [*] Business Days prior to the due date for any payment for which the Payee Party desires that the Paying Party apply a reduced withholding rate. All payments payable under this Agreement are exclusive of Indirect Taxes. If any Indirect Taxes are chargeable in respect of any payments made under this Agreement, the Paying Party shall pay such Indirect Taxes at the applicable rate in respect of such payments following receipt, where applicable, of an Indirect Taxes invoice in the appropriate form issued by the Payee Party in respect of those payments. Each Party shall provide the other with reasonable assistance to enable the recovery, as permitted by Applicable Law, of withholding taxes, Indirect Taxes, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding tax or Indirect Tax. For clarity, if such withholding taxes, Indirect

CONFIDENTIAL 58 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. Taxes, or similar obligations have been shared equally by the Parties as an Allowable Expense, the Parties shall share equally in the amount of such recovery. 5.3.3 Payment of Tax. (a) To the extent that a Paying Party is required by Applicable Law to deduct and withhold taxes on any payment due to the Payee Party under this Agreement or allocation of Net Profits/Net Losses under this Agreement, such Paying Party shall pay the amounts of such taxes to the proper Governmental Authority in a timely manner and promptly transmit to the Payee Party evidence of such withholding in the form customarily provided by the applicable Governmental Authority to enable the Payee Party to claim such payment of taxes. Any taxes that are so deducted and withheld shall be treated as paid to the Payee Party hereunder. If the Paying Party failed to deduct or withhold tax required by Applicable Law, the Payee Party shall [*]. In the event that a liability for withholding taxes is imposed or asserted by a Governmental Authority upon the Paying Party in respect of a failure to withhold such taxes from or in respect of any amount payable to a Payee Party under this Agreement (a “Withholding Tax Claim”), (1) the Paying Party shall notify the Payee Party promptly upon the receipt of any such Withholding Tax Claim from a Governmental Authority which might give rise to an indemnification under this Section 5.3.3 (although the Paying Party’s delay in promptly notifying the Payee Party shall only reduce the Payee Party’s liability to indemnify the Paying Party to the extent that the Payee Party is actually prejudiced by such delay); (2) the Payee Party shall be entitled to participate, at its own expense, and with counsel of its choosing, in the defense of any such Withholding Tax Claim which may give rise to liability under this Section 5.3.3(a); (3) the Paying Party may not settle the Withholding Tax Claim with a Governmental Authority, to the extent such settlement would create a liability for the Payee Party under this Section 5.3.3(a), without the prior written consent of the Payee Party, which consent shall not be unreasonably withheld, conditioned or delayed; and (4) the Payee Party shall indemnify the Paying Party for any reasonable out-of-pocket expenses incurred by the Paying Party in the defense of the Withholding Tax Claim; provided, further, that the foregoing indemnification obligation shall not apply to the extent that if the Paying Party had withheld such taxes, it would have been required to increase such amount payable under Section 5.3.3(b). (b) Notwithstanding the foregoing, if (a) any Party redomiciles or assigns its rights or obligations under this Agreement, (b) as a result of such redomiciliation or assignment, such Party (or its assignee) is required by Applicable Law to withhold taxes, or such redomiciliation or assignment results in the imposition of Indirect Taxes that were not otherwise applicable, from or in respect of any amount payable from such Party to the other Party under this Agreement, and (c) such withholding taxes or Indirect Taxes exceed the amount of withholding taxes or Indirect Taxes that would have been applicable had such redomiciliation or assignment not occurred, then any such amount payable shall be increased to take into account such withholding taxes or Indirect Taxes as may be necessary so that, after making all required withholdings (including withholdings on the additional amounts payable) and/or paying such Indirect Taxes, as the case may be, the Payee Party (or its assignee) receives an amount equal to the sum it would have received had no such increased withholding been made and no such Indirect Taxes had been imposed. The obligation to pay additional amounts pursuant to the preceding sentence shall not apply, however, to the extent such increased withholding tax or Indirect Taxes (i) would not have been imposed but for the assignment by the Payee Party of its rights or

CONFIDENTIAL 59 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. obligations under this Agreement or the redomiciliation of such Payee Party outside of the United States, to the extent such assignment or redomiciliation occurs after the redomiciliation or assignment by the Paying Party described in the first sentence of this Section 5.3.3(b) or (ii) are attributable to the failure by the Payee Party to comply with the requirements of Section 5.3.3(c). (c) Each Party has provided a properly completed and duly executed IRS Form W-9 or applicable Form W-8 to the other Parties. Each Party and any other recipient of payments under this Agreement shall provide to the other Party, at the time or times reasonably requested by such other Parties or as required or permitted by Applicable Law, such properly completed and duly executed documentation (for example, IRS Forms W-8 or W-9) as will permit payments made under this Agreement to be made without, or at a reduced rate of, withholding for taxes. 5.3.4 Partnership Tax Treatment. Each Party understands, acknowledges and agrees that to the extent the Parties are sharing Net Profits/Net Losses pursuant to Section 5.1.1 with respect to the Development and Commercialization of the Product then a partnership for United States income tax purposes is formed between the Parties (the “Tax Partnership”). The Parties further agree and acknowledge that, for U.S. federal income tax purposes, the Tax Partnership commenced upon the effective date of the Joint Commercialization Agreement (the “Tax Partnership Formation Date”). The Parties intend that for U.S. federal (and applicable state) income tax purposes, each of Genmab and SGI shall be treated as having contributed property of equal value to the Tax Partnership on the Tax Partnership Formation Date (such value to be determined by mutual agreement of the Parties) in a transaction intended to qualify for non- recognition treatment under Section 721(a) of the U.S. Internal Revenue Code of 1986, as amended (the “Tax Code”). The Parties further acknowledge and agree that the Royalty Payments provided for under Section 5.2 shall not be treated as contributions to or distributions from the Tax Partnership, but shall be treated by the Parties as payments made outside of the Tax Partnership (by SGI to Genmab not in their capacity as Partners in the Tax Partnership). The Tax Partnership shall be governed and operated in accordance with the rights and obligations set forth in Schedule 5.3.4. The Parties further acknowledge that the arrangements described in this Agreement (including Schedule 5.3.4) shall be treated by the Parties as a partnership solely for U.S. federal (and applicable state) income tax purposes and is not intended to constitute a partnership for any non-tax purpose or for tax purposes under the laws of any non-U.S. jurisdiction. The Parties agree to cooperate in good faith to take such reasonable actions and execute such documents as reasonably necessary to support the tax position set forth in this Section 5.3.4 and Schedule 5.3.4. 5.3.5 Effectively Connected Income. The Parties shall coordinate and cooperate reasonably and in good faith to review the anticipated tax consequences associated with the Development and Commercialization activities undertaken by the Parties (and their respective Affiliates) pursuant to this Agreement and structure such activities in a manner to minimize, to the extent permitted by Applicable Law, the income generated from activities that constitutes income effectively connected with a trade or business within the United States (within the meaning of Section 864 of the Tax Code) (“ECI”) or profits attributable to a permanent establishment or other similar taxable presence of either Party in any jurisdiction outside of the United States. Each Party, upon request, shall provide information to the other Party about the location and structure of its Development and Commercialization activities reasonably in connection with the foregoing

CONFIDENTIAL 60 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. review. The determination of the structure of Development and Commercialization activities for the foregoing purposes shall be made by the JCC; provided, however, that neither Party shall be required to undertake actions that could reasonably be expected to result in adverse tax or business consequences to such Party (including any liability for taxes that are not indemnified by the other Party under Section 5.3.3) or that would cause such Party to incur material out-of-pocket costs (other than any out-of-pocket costs that the other Party agrees to reimburse). 5.4 Currency. All payments hereunder will be in Dollars in immediately available funds and will be made by wire transfer from a United States bank located in the United States to such bank account as payee may designate in writing from time to time. 5.5 Foreign Exchange. The amounts accruing in a currency other than Dollars will be converted to Dollars using an exchange rate equal to, unless otherwise agreed by the JFT, the arithmetic average of the U.S. daily closing rates published by Reuters during the applicable Quarter for which payments are being made or applicable costs are accrued. The conversion calculations will be provided in any statement reporting converted amounts. 5.6 Late Payments. Any undisputed payments or portions thereof due hereunder which are not paid on the date such payments are due under this Agreement will bear interest at a rate equal to the lesser of (a) the prime rate as published in The Wall Street Journal, Eastern Edition, under the heading “Money Rates,” on the first date of each Quarter in which such payments are overdue, plus [*] or (b) the maximum rate permitted by Applicable Law, in each case ((a) and (b)), calculated on the number of days such payment is delinquent, compounded monthly using a three hundred sixty-five (365)-day year. 5.7 Financial Records; Audits. Each Party shall maintain, and require its Affiliates to maintain, complete and accurate records in sufficient detail to permit the other Party to confirm the accuracy of any calculations by the other Party or any payments due by the other Party under this Agreement, including (a) amounts to be included in the calculation of Allowable Expenses or other amounts to be reimbursed or shared pursuant to this Agreement, (b) Net Sales, (c) royalty payments for purposes of determining any under- or over-payment of royalties, (d) Manufacturing Costs, Commercial Packaging and Labeling Costs, Commercialization Costs, and Medical Affairs Costs, (e) amounts payable under any supply agreement with respect to the Product to which the Parties or their Affiliates are party, and (f) other compensation or reimbursement payable under this Agreement. Upon reasonable prior notice, such records for any Year(s) ending not more than [*] prior to the date of such request shall be open during regular business hours for examination at the auditing Party’s expense, and not more often than once each [*] period, by an independent certified public accountant selected by the auditing Party and reasonably acceptable to the audited Party for the sole purpose of verifying for the auditing Party the accuracy of the financial statements or reports furnished by the audited Party pursuant to this Agreement or of any payments made, or required to be made, by or to the audited Party to the other Party pursuant to this Agreement or any supply agreement with respect to the Product to which the Parties or their Affiliates are party. Such accountant shall be provided access to the audited Party’s data for the purpose of verifying, without limitation, the audited Party’s determination of the number of FTEs (if applicable), and calculation of such other information included in the calculation for Manufacturing Costs, Commercial Packaging and Labeling Costs, Commercialization Costs, and Medical Affairs

CONFIDENTIAL 61 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. Costs actually incurred by the audited Party for the Product. Any such auditor shall not disclose the audited Party’s information to the auditing Party, except to the extent that such disclosure is necessary to report on the accuracy of the financial reports furnished by the audited Party or the amount of payments due by the audited Party under this Agreement. Any amounts shown to be owed but unpaid, or overpaid, shall be paid or refunded (as the case may be) within [*] days after the accountant’s report, unless such report is challenged in good faith by the audited Party, in which case any undisputed portion shall be paid within [*] days after the accountant’s report and any remaining disputed portion shall be paid within [*] days after resolution of the dispute, and interest shall not accrue with respect to the disputed portion during the period of time the dispute is being resolved. The auditing Party shall bear the full cost of such audit unless such audit reveals an overpayment to, or an underpayment by, the audited Party that resulted from a discrepancy in a report that the audited Party provided to the other Party during the applicable audit period, which underpayment or overpayment was more than [*], in which case the audited Party shall bear the Out of Pocket Costs of such audit. 5.8 Third Party License Agreements. 5.8.1 Each Party shall promptly notify the other Party via discussion at the JSC or any Committee charged with oversight for intellectual property matters, or between the Alliance Managers, if either Party believes that Patent or other intellectual property rights controlled by a Third Party (but not already Controlled by a Party) may be necessary or reasonably useful for the Development, Manufacture, or Commercialization of the Product in or for one or more Major Markets and such notifying Party proposes that a Party should enter into a Third Party License Agreement therefor for one or more Major Markets. 5.8.2 The Parties, through the JSC, shall discuss whether or not to negotiate the terms of such Third Party License Agreement for one or more Major Markets. The determination of whether to pursue the negotiation of any such Third Party License Agreement for one or more Major Markets must be made by the JSC. 5.8.3 If the JSC decides to pursue the negotiation of a Third Party License Agreement for one or more Major Markets, the JSC shall also decide which Party or whether the Parties jointly shall take the lead on negotiating the terms of such Third Party License Agreement (the “Lead Negotiating Party”); provided, that the presumption shall be that (a) SGI shall be the Lead Negotiating Party for a Third Party License Agreement for one or more SGI Major Markets, unless such Third Party License Agreement relates primarily to the Genmab Technology rather than the Product, in which case Genmab shall be the Lead Negotiating Party, and (b) Genmab shall be the Lead Negotiation Party for a Third Party License Agreement for the Genmab Major Market, unless such Third Party License Agreement relates primarily to the SGI Technology rather than the Product, in which case SGI shall be the Lead Negotiating Party. If the Lead Negotiating Party elects not to or to cease taking the lead on negotiating the terms of a Third Party License Agreement, it shall promptly notify the other Party and transition the negotiation thereof to the other Party. For the avoidance of doubt, the JSC may decide to discontinue any such negotiation or decide that neither Party shall enter into any Third Party License Agreement so negotiated. 5.8.4 In connection with any negotiation of a Third Party License Agreement for one or more Major Markets: (a) the terms of any such license shall permit the Party obtaining

CONFIDENTIAL 62 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. such Third Party License Agreement to grant to the other Party a sublicense thereunder to practice the licensed rights thereunder; (b) the Parties, in consultation through the JSC, shall cooperate in negotiating the terms of such Third Party License Agreement with such Third Party as reasonably necessary to enable such other Party to exercise its rights under this Agreement; and (c) the Lead Negotiating Party for such Third Party License Agreement shall consult with the other Party through the JSC prior to making any material proposal regarding, or otherwise agreeing to, the terms of any such license. Additionally, the Parties shall negotiate and structure such Third Party License Agreement in a fair and equitable manner, taking into consideration the manner in which such license rights are to be used, and, unless otherwise mutually agreed by the Parties, shall not structure any such arrangement with the purpose or effect of shifting to one Party or the other the amount of Payments to Third Parties for which either Party will be responsible (if any) pursuant to this Agreement. 5.8.5 The terms of a Third Party License Agreement for one or more Major Markets, and any amendment thereto, must be approved by the JSC prior to execution thereof. 5.8.6 SGI shall promptly notify Genmab via discussion at the JSC or any Committee charged with oversight for intellectual property matters, or between the Alliance Managers, if SGI believes that Patent or other intellectual property rights controlled by a Third Party (but not already Controlled by a Party) may be necessary or reasonably useful for the Development, Manufacture, or Commercialization of the Product in or for one or more countries in the Royalty Territory. Prior to execution, SGI will discuss with Genmab any proposed Third Party License Agreement for one or more countries in the Royalty Territory and SGI will consider any Genmab input thereon in good faith, but, for the avoidance of doubt, SGI may enter into one or more Third Party License Agreements for one or more countries in the Royalty Territory in its sole discretion; provided, that neither Party is aware of equivalent Third Party intellectual property rights that exist outside of the Royalty Territory which may be necessary or reasonably useful for the Development, Manufacture, or Commercialization of the Product in or for one or more Major Markets. In case such equivalent Third Party intellectual property rights exist outside of the Royalty Territory, any Third Party License Agreement with respect to the Royalty Territory and Major Market(s) shall be handled in accordance with Sections 5.8.1 to 5.8.5. 5.9 Payment to Third Parties. 5.9.1 All Payments to Third Parties (i) (A) if triggered by Development activities directed towards obtaining Regulatory Approval of the Product in the Major Markets, shall be included as Development Costs for the Product, and (B) if triggered by Development activities directed towards obtaining Regulatory Approval of a Product in the Royalty Territory, shall be borne solely by SGI and (ii) (A) if triggered by Commercialization of a Product in a country in the Major Markets, shall be treated as Allowable Expenses for the Product, and (B) if triggered by Commercialization of a Product in a country or territory in the Royalty Territory, shall be borne solely by SGI. If a given Payment to Third Parties is not triggered by territory-dependent activities (e.g., an upfront payment), then a reasonable portion of such Payment to Third Parties shall, (X) to the extent directly attributable or reasonably allocable to the Major Markets, be treated as an Allowable Expense for the Product and (Y) to the extent directly attributable or reasonably allocable to the Royalty Territory, be borne solely by SGI.

CONFIDENTIAL 63 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 5.9.2 Genmab represents and warrants to SGI, as of the Effective Date, that the copies of the [*] Agreement and the [*] Agreement provided to SGI prior to the Effective Date are true, complete (except for redactions relating to products other than the Product), and correct in all respects, and that neither Genmab nor its Affiliates are party to any other agreement or arrangement, whether written or oral, that either would or would be reasonably likely to result in Payments to Third Parties following the Effective Date. SGI warrants to Genmab, as of the Effective Date, that neither SGI nor its Affiliates are party to any agreement or arrangement, whether written or oral, that either would or would be reasonably likely to result in Payments to Third Parties following the Effective Date. For clarity, and without limiting the definition of “Payments to Third Parties,” the foregoing is not intended to extend to payments to be made to subcontractors of either Party. ARTICLE 6 MANUFACTURE AND SUPPLY 6.1 Overview. The provisions of this ARTICLE 6 shall apply to the Manufacture of the Product unless otherwise agreed by mutual Party Written Consent. 6.2 Global Manufacturing Plan. Prior to the Effective Date, the JDT adopted a Joint Development Plan and Joint Budget (each, as defined in the Collaboration Agreement) that govern the global Development, Manufacturing, and regulatory activities of the Parties with respect to the Product under the Collaboration Agreement. As promptly as practicable following the Effective Date, the JCMCT shall (a) update the portions of such Joint Development Plan and Joint Budget relating to Manufacturing and CMC Development to the extent necessary to (i) align the contents thereof with this Agreement and the Approved Plans hereunder, and (ii) otherwise reflect the global Manufacturing and CMC Development activities of the Parties with respect to the Product throughout the Territory, including the topics set forth in this Section 6.2, (provided that such plan and budget shall include a high-level summary prepared by SGI with respect to the Royalty Territory) and (b) submit such updated plan and budget to the JSC for approval (as approved by the JSC, such plan and budget, collectively, the “Global Manufacturing Plan”). Following its approval by the JSC, the Global Manufacturing Plan under this Agreement shall replace the portions of the Joint Development Plan and Joint Budget under the Collaboration Agreement for purposes of Manufacturing and CMC Development for the Product. On an annual basis, or more often as the Parties deem appropriate, the JCMCT shall prepare amendments to the then-current Global Manufacturing Plan, including any amendments proposed by SGI with respect to the Royalty Territory, for approval by the JSC. In the event of any inconsistency between the Global Manufacturing Plan and this Agreement, the terms of this Agreement shall prevail. The Global Manufacturing Plan shall include: (A) the Parties’ global Manufacturing strategy for the Product to meet the forecasts set forth in the Approved Plans or otherwise agreed by the JCMCT, in each case, throughout the Territory, together with appropriate safety stock of key intermediates, drug substance and drug product; (B) a plan for CMC Development and other related activities, including activities related to process improvements that could materially impact cost, efficiency, or stability of supply, and line extensions; (C) a Supply Chain Management plan; and (D) a strategy for risk management and evaluating the need for second or additional source Manufacturing of the Product, including a plan for monitoring the performance of CMOs.

CONFIDENTIAL 64 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 6.3 Manufacturing Transition; Supply and Quality Agreements. 6.3.1 Notwithstanding any determinations of the JSC or the JCMCT made prior to the Effective Date, the Parties agree that SGI will be responsible for global Manufacturing for the Product following the Effective Date, subject to the oversight of the JCMCT and otherwise in accordance with the Global Manufacturing Plan and this Agreement; provided, that the Selling Party shall perform Packaging and Labeling and Sales and Distribution for the Product in such Party’s Party Major Market(s) and, as to SGI, the Royalty Territory. Accordingly, [*] following the Effective Date, the JCMCT shall develop a plan to transition global Manufacturing for the Product (but not including Packaging and Labeling or any Sales and Distribution activities, in each case, for the Genmab Major Market) to SGI (the “Manufacturing Transition Plan”). The Manufacturing Transition Plan will provide for, where possible, the assignment or an appropriate delegation to SGI (including the grant of a sublicense to SGI, where appropriate), or other appropriate disposition or substitution consistent with this ARTICLE 6, of existing agreements between Genmab or its Affiliates and contract manufacturing organization (“CMOs”) with respect to supply of the Product, which agreements are listed on Schedule 6.3 (“Existing Product CMO Agreements,” and the relevant Third Party CMOs that are counterparties thereto, the “Existing Product CMOs”). Each Party shall use Commercially Reasonable Efforts to implement the Manufacturing Transition Plan and complete the transition of Manufacturing contemplated by this Section 6.3.1 as promptly as practicable, and in any event within the timelines contemplated therein. Unless otherwise agreed by the JSC, SGI shall continue to use the Existing Product CMOs for the Manufacturing of the Product in the Major Markets for the remaining terms of such Existing Product CMO Agreements. Without limiting the foregoing, with respect to Clinical Supply for the Major Markets, the JSC shall agree on whether to renew any then-existing agreements with CMOs (including the Existing Product CMOs) for the Clinical Supply of the Product or to transition the Clinical Supply of Product to an alternative CMO (or to a Party or its Affiliate, if so determined by the JCMCT in accordance with Section 6.4) at a reasonable time prior to the expiration of the remaining term of each then-existing agreement with a CMO for the Clinical Supply of the Product (including the Existing Product CMOs). With respect to the Commercial Supply of the Product for the Territory, the Parties acknowledge that Genmab is in the process of negotiating a commercial supply agreement with [*] for the Manufacture of the Product for the Territory, and that, subject to the consent of [*], Genmab and SGI will finalize the commercial supply agreement in close consultation with [*] after the Effective Date and, to the extent reasonably possible, the Parties shall make SGI the contracting party to such agreement instead of Genmab, or mutually agree on an alternative path to assign or transition such agreement to SGI. 6.3.2 Following the assignment, sublicensing, or other disposition of such Existing Product CMO Agreements to SGI in accordance with Section 6.3.1, the Parties shall (a) transition to a new clinical supply agreement and quality agreement that provide for SGI or its Affiliate to Manufacture and supply to Genmab Clinical Supply in accordance with Genmab’s requirements for Clinical Supply and terminate the existing Clinical Supply Agreement and related quality agreement in connection with such transition, and (b) enter into a supply agreement (the “Commercial Supply Agreement”) and quality agreement between SGI and Genmab, as contemplated by Section 6.2.1 of the Collaboration Agreement and consistent with this Agreement, setting forth the terms and conditions on which SGI or its Affiliate shall Manufacture and supply, or have Manufactured and supply, to Genmab Commercial Supply for the Genmab Major Market, and, in the case of the quality agreement, quality-related matters relating to such Manufacture.

CONFIDENTIAL 65 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. Such supply and quality agreements shall be prepared by or under the oversight of the JCMCT, but shall be mutually agreed and entered into by the Parties or their respective Affiliates. The terms and conditions of such supply agreement will set forth the details of a supply arrangement with financial terms that support the supply of Product and sharing of Manufacturing Costs consistent with this Agreement and otherwise reflect customary terms and conditions for the supply and quality of pharmaceutical products in the context of a collaboration with a profit sharing arrangement such as the Collaboration, including with respect to forecasting and ordering, payment terms, financial and compliance audits, the engagement of subcontractors, a fair and equitable allocation of Product between the Parties and their Affiliates in the event of any defects or Product shortfalls, and representations and warranties. Such quality agreement shall govern processes for product distribution holds, recalls, clinical holds, or market withdrawals (as set forth in Section 4.4) and any other quality control and quality assurance-related activities agreed between the Parties. 6.4 Existing CMOs; Second Source. The JCMCT will, from time to time, evaluate the need for a second or additional source for the Manufacturing (other than Packaging and Labeling), in whole or in part, of the Product or any component thereof (i.e., source(s) other than the then-current source(s) for such Manufacturing of the Product or its components) for specific countries globally, and make any recommendations agreed by the JCMCT with respect to the foregoing to the JSC for approval. Unless otherwise agreed by the JSC, the Parties shall continue to use the Existing Product CMOs for the Manufacturing of the Product in Major Markets as well as the Royalty Territory, and JSC approval shall be required before either Party engages in second or additional source Manufacturing for the Product. 6.5 Manufacturing Costs. In the event that the Parties develop a costing methodology for Manufacturing Costs under Section 1.71.2, such methodology shall be developed by the JCMCT and approved by the JFT before its application in a relevant Commercial Supply Agreement or other supply agreement entered into under this Agreement. SGI will be solely responsible for all Commercial Packaging and Labeling Costs and Manufacturing Costs for Product for the Royalty Territory, and after the expiration of the Royalty Term in a country, SGI will be solely responsible for those additional costs no longer included in [*] that are directly attributable or reasonably allocable to such country as set forth in Sections 1.3.4, 1.3.5 and 1.3.6. 6.6 Inventory. The Parties shall each track and record on a Quarterly basis their respective inventory of Product (including components thereof) and their respective costs of Packaging and Labeling to enable the calculation of Allowable Expenses and Development Costs for the Product. Each Party shall provide a report to the JFT and JCMCT of such inventory and costs on a Quarterly basis. 6.7 Product Shortfall; Allocation. In the event of any material Product shortfall or defect, the JCMCT will develop a methodology to fairly and equitably allocate Product supply between the Parties and their Affiliates on a global basis (with first priority given to the Major Markets relative to the Royalty Territory), and propose such global allocation and any changes thereto for review and approval by the JSC.

CONFIDENTIAL 66 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. ARTICLE 7 MEDICAL AFFAIRS ACTIVITIES 7.1 Overview. Subject to the Combined Major Market Medical Affairs Plan and oversight by the JMAT, JDC, JCC and the JSC, and the terms of this Agreement (including ARTICLE 3 with respect to Genmab’s right to provide MSLs in the United States), each Party shall have the right and responsibility for Medical Affairs Activities in support of the Product in its Party Major Market(s) in accordance with this Agreement, including as provided in this ARTICLE 7, including by performing activities for such Party Major Market(s) as follows: (a) preparing materials for use in connection with Medical Affairs Activities in its Party Major Market(s), (b) preparing training materials and training programs for personnel engaged in such Medical Affairs Activities and implementing such training, and (c) making decisions with respect to its Party Tactical Matters in connection with such Medical Affairs Activities; provided, that, in each case ((a) through (c)), such activities shall be consistent with the Party Major Market Medical Affairs Plan, Combined Major Market Medical Affairs Plan, and US Coordination Plan, including the tactical and strategic matters described in such plans, and otherwise conducted in accordance with this Agreement (including ARTICLE 3 with respect to the United States). Notwithstanding the foregoing, each Party will be permitted to list the Product as part of its portfolio in any country in the Major Markets (including the other Party’s Party Major Market(s)) in settings where the Party has a “corporate presence” (e.g., within a booth at a conference or congress), including by providing totems or videos with respect to the Product in any such setting; provided, that (i) any such totems or videos and any other signs or materials used by a Party in connection therewith comply with the Medical Affairs Plans, the Publication Charter and all other applicable terms and conditions of this Agreement, (ii) the activities of the Parties at conferences and congresses in the United States will be subject to the US Coordination Plan, and (iii) in any other country in the Major Markets, any request for information relating to the Product by an applicable HCP requesting information in the other Party’s Party Major Market(s) will be referred to the other Party if practicable (i.e., the applicable HCP will be directed to the other Party’s booth, if available). 7.2 Combined Major Market Medical Affairs Plan. The Medical Affairs Activities in support of the Product in the Major Markets shall be described in a plan and budget for Medical Affairs Activities and Medical Affairs Costs (a “Combined Major Market Medical Affairs Plan”). The JMAT shall prepare the first draft of the Combined Major Market Medical Affairs Plan for review and approval by the JSC at least [*] months prior to the first anticipated Launch of the Product in the Major Markets (as such date is reasonably projected by the JDC), and cover a period of [*] years ([*] year forecasted and [*] year projections). Once agreed by the JMAT, the JMAT shall recommend the Combined Major Market Medical Affairs Plan to the JSC for approval. The Combined Major Market Medical Affairs Plan shall be updated at least annually, and all updates and amendments shall be reviewed and approved by the JMAT and then submitted to the JSC for approval. The Parties shall agree on a timeline for conducting all such reviews and approvals that accommodates the Parties’ respective planning and budgeting purposes and allows for necessary or reasonably useful coordination between the Committees. The Combined Major Market Medical Affairs Plan and subsequent revisions thereto will include, with respect to the Major Markets (a) the Parties’ strategy for Medical Affairs Activities for the Product (including the relative responsibilities of the Parties with respect thereto), (b) an agreed range for the aggregate number of MSLs or MSL FTEs expected to be deployed in the

CONFIDENTIAL 67 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. Major Markets either by country or region as reasonably determined by the JMAT, (c) key performance indicators either by country or region, as reasonably determined by the JMAT, that the Parties shall implement, and that shall apply to the activities of the MSLs of each Party in the Major Markets, (d) such information as the JMAT believes necessary for the successful medical affairs support of the Product, such as overall medical strategy, the medical narrative, global advisory boards, publication plans, outcomes/real world evidence strategy, and strategy for investigator- initiated trials and investigator-sponsored research in the Major Markets, and (e) [*] year forecasts and projections for an additional [*] years for such topics included in the Combined Major Market Medical Affairs Plan. The topics included in the Combined Major Market Medical Affairs Plan will be presented both on a global basis across the Major Markets and on a regional basis. In the event of any inconsistency between (i) the Combined Major Market Medical Affairs Plan and this Agreement, the terms of this Agreement shall prevail and (ii) the Combined Major Market Medical Affairs Plan and a Party Major Market Medical Affairs Plan, the Combined Major Market Medical Affairs Plan shall prevail. 7.3 Party Major Market(s) Medical Affairs. 7.3.1 Party Major Market Medical Affairs Plans. The Medical Affairs Activities in support of the Product (a) in the SGI Major Markets shall be described in a high-level plan and corresponding budget (collectively, the “SGI Major Market Medical Affairs Plan”) and (b) in the Genmab Major Market shall be described in a high-level plan and corresponding budget (collectively, the “Genmab Major Market Medical Affairs Plan”), in each case ((a) and (b)), that describe the strategy for Medical Affairs Activities for the Product in the corresponding Party Major Market(s). In addition, the SGI Major Market Medical Affairs Plan will incorporate the Medical Affairs Activities set forth in the US Coordination Plan. Each Party shall prepare their own Party Major Market Medical Affairs Plan and provide it to the JMAT, which shall review such plans for consistency with the Combined Major Market Medical Affairs Plan (subject to Section 2.10.5(c)). The initial draft of each Party Major Market Medical Affairs Plan shall be submitted to the JMAT within [*] of submission of the initial draft of the Combined Major Market Medical Affairs Plan to the JMAT in accordance with Section 7.2. The Party Major Market Medical Affairs Plans shall be updated at least annually, and all updates and amendments shall be reviewed and approved by the JMAT for consistency with the Combined Major Market Medical Affairs Plan. The Parties shall agree on a timeline for conducting all such reviews and approvals that accommodates the Parties’ respective planning and budgeting purposes and allows for necessary or reasonably useful coordination between the Committees. 7.3.2 Medical Affairs Reports for the Major Markets. Within thirty (30) days after the end of each Quarter, each Party shall provide to the JMAT such information regarding the Medical Affairs Activities in support of the Product in its respective Party Major Market(s) as the JMAT or the other Party may reasonably request. 7.4 Medical Affairs Standards of Conduct. 7.4.1 Diligence; Compliance. Each Party shall carry out the tasks assigned to it under the Medical Affairs Plans in a timely and effective manner and in compliance with Applicable Laws and applicable industry compliance standards.

CONFIDENTIAL 68 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 7.4.2 Diligence Obligations. Each Party shall use Commercially Reasonable Efforts to perform Medical Affairs Activities in support of the Product in its Party Major Market(s) following obtaining Regulatory Approval therefor with respect to the applicable country or territory in accordance with and to the extent provided in the Combined Major Market Medical Affairs Plan, the applicable Party Major Market Medical Affairs Plan, and otherwise in accordance with this Agreement. ARTICLE 8 REGULATORY MATTERS 8.1 Regulatory Matters. 8.1.1 Global Regulatory Plan. As part of the Global Development Plan, (a) the Parties, acting through the JRT and JDC, shall jointly prepare a global regulatory plan for the Product or the portions of the Global Development Plan describing the regulatory actions to be taken by each Party in the Territory (provided that such plan or portions of the Global Development Plan shall include a high-level summary prepared by SGI with respect to the Royalty Territory) (such plan or portions of the Global Development Plan are referred to herein as the “Global Regulatory Plan”) and (b) each Party shall prepare a regulatory plan for the Product or the portions of the Global Regulatory Plan describing the regulatory actions to be taken by such Party in or for its Major Market(s) consistent with the Global Regulatory Plan and the strategic matters described therein (each, a “Party Regulatory Plan”), in each case ((a) and (b)), that describe how such activities shall be coordinated if necessary, including (i) the content of the Core Data Sheet for the Product (prepared in accordance with Section 8.1.6) that will be used to support global submissions to Regulatory Authorities, (ii) planned meetings with Regulatory Authorities regarding the Product, (iii) plans for INDs, Drug Regulatory Approval Applications, Regulatory Approvals and related filings for the Product, and (iv) the amount of annual or other fees projected to be assessed by Regulatory Authorities. Each Party Regulatory Plan shall be reviewed by the JRT for consistency with the Global Regulatory Plan (for clarity, if the JRT does not agree that a Party Regulatory Plan is consistent with the Global Regulatory Plan, such dispute will be escalated to the JDC and resolved in accordance with Section 2.10.5(b)). Without limiting the foregoing, the JRT (and JDC) shall coordinate with the JCMCT with respect to the regulatory aspects of CMC Development and the regulatory activities related to CMC Development that are addressed in the Global Development Plan and the Global Regulatory Plan. In the event of (x) any inconsistency between a Global Regulatory Plan and this Agreement, the terms of this Agreement shall prevail, and (y) any inconsistency between a Party Regulatory Plan and the Global Regulatory Plan, the terms of the Global Regulatory Plan shall prevail. For clarity, unless otherwise determined by the JRT, neither Party nor the JRT shall be obligated to prepare the Global Regulatory Plan or the Party Regulatory Plans as stand-alone planning documents, and as used in this Agreement, the terms “Global Regulatory Plan” and “Party Regulatory Plans” refer to the relevant content whether it is included in a stand-alone document, incorporated into an applicable Approved Plan, or otherwise. 8.1.2 Ownership. Notwithstanding Section 7.2 of the Collaboration Agreement, as between the Parties, legal title to and legal ownership of all INDs, Drug Regulatory Approval Applications, Regulatory Approvals and related filings for the Product (a) in the Genmab Major Market shall be held by Genmab or its Affiliates, and (b) in the SGI Major Markets and the

CONFIDENTIAL 69 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. Royalty Territory shall be held by SGI or its Affiliates (such Party holding legal title to and legal ownership of such materials in the applicable country or region being referred to as the “Lead Regulatory Party”); provided, that (i) Section 7.2 of the Collaboration Agreement shall not be superseded by this Agreement to the extent that this Agreement would otherwise reallocate responsibility with respect to regulatory materials relating to Drug Conjugation Technology (as defined in the Collaboration Agreement), and (ii) sponsorship of Clinical Trials and ownership of INDs during the conduct of Clinical Trials shall be in accordance with Section 4.6.2. Subject to the foregoing, to the extent any INDs, Drug Regulatory Approval Applications, Regulatory Approvals, and related filings for the Product existing as of the Effective Date (or at any time during the Term) are not owned by the Lead Regulatory Party under this Agreement, the other Party hereby assigns to the applicable Lead Regulatory Party all of its right, title, and interest in and to all such INDs, Drug Regulatory Approval Applications, Regulatory Approvals and related filings for the Product that it or any of its Affiliates owns. Such other Party shall duly execute and deliver, or cause to be duly executed and delivered, such instruments and shall do and cause to be done such acts and things, including the filing of such assignments, agreements, documents, and instruments, as may be necessary to effectuate such assignment. 8.1.3 Responsibilities. With respect to each country in the Territory, the Lead Regulatory Party shall, in accordance with the Global Regulatory Plan, Party Regulatory Plan (if applicable), and the terms and conditions of this Agreement: (a) be responsible for the day-to-day implementation of the regulatory activities required to obtain and maintain Regulatory Approval of the Product in the applicable country (provided that any decision to file a DAA for the Product anywhere in the Territory must be approved by the JSC); (b) subject to consistency with the Core Data Sheet, be responsible for labeling of the Product in the applicable country for which it is the Lead Regulatory Party; (c) take the lead with respect to communications with the Regulatory Authorities in such country; and (d) designate a representative to serve as the designated regulatory official for the Product in such country for purposes of receiving and delivering communications from the Regulatory Authorities in such country. The other Party will cooperate with the Lead Regulatory Party as reasonably necessary, and solely with respect to the Major Markets, the costs thereof will be Development Costs. 8.1.4 Regulatory Authority Submissions and Correspondence. In accordance with the Global Development Plan, Global Regulatory Plan, and Party Regulatory Plan (if applicable), the Lead Regulatory Party shall be responsible for the preparation of all documents and other correspondence to be submitted to Regulatory Authorities pertaining to the Product (other than the Core Data Sheet, which shall be subject to Section 8.1.6(a)). Solely with respect to the Major Markets, the Lead Regulatory Party shall provide to the other Party drafts of any material documents or correspondence to be submitted to a Regulatory Authority in a Major Market pertaining to the Product sufficiently in advance of submission so that the other Party may review and comment on such documents or correspondence prior to submission, and the Lead Regulatory Party shall take such comments under good faith consideration. Solely with respect to the Major Markets, the Lead Regulatory Party shall as promptly as practicable (and, in any event, within [*] Business Days of its receipt) provide the other Party with copies of any material documents or correspondence received from a Regulatory Authority in a Major Market pertaining to the Product. Neither Party shall be required to translate any documents received or submitted to a Regulatory Authority except to the extent required by such Regulatory Authority.

CONFIDENTIAL 70 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 8.1.5 Meetings with Regulatory Authorities. Subject to the Global Development Plan, the Global Regulatory Plan, and the Party Regulatory Plan (if applicable), the Lead Regulatory Party with respect to a country shall be responsible for conducting all meetings and telephone or video conferences related to the Product with Regulatory Authorities in such country, including all Product labeling discussions. To the extent permitted under Applicable Law and with the prior consent of the relevant Regulatory Authority, the other Party shall have the right to have [*] representative attend all such in-person meetings and material telephone conferences or videoconferences with Regulatory Authorities solely in the Major Markets, and to the extent practicable the Lead Regulatory Party shall schedule such meetings in consultation with the other Party to permit such attendance and participation by the other Party. 8.1.6 Approval of Core Data Sheet and CMC Information. (a) Subject to the terms and conditions of this Section 8.1.6(a), SGI shall be responsible for preparing a draft Core Data Sheet for the Product and may propose amendments thereto from time to time during the Term. The JRT, together with the CDS Working Group, will (i) review a draft Core Data Sheet prepared by SGI and any amendments thereto proposed by SGI, and (ii) agree on a proposed version of the Core Data Sheet to submit to the JDC. The JDC will then review such version and approve a draft of the Core Data Sheet for submission to the JSC for the JSC’s approval. The Core Data Sheet and any amendments thereto must be approved by the JSC. Notwithstanding the foregoing, each Party shall (A) be responsible for creating and updating the local product information for the Product in its Party Major Market(s) (and SGI shall have such responsibility for the Royalty Territory) and (B) solely with respect to such Party’s Major Market(s) shall submit such information to the JRT and CDS Working Group. All such local product information (including with respect to the Royalty Territory) shall be subject to approval by the JSC if any substantive deviations are made from the then-current Core Data Sheet as last approved by the JSC. The JRT and CDS Working Group shall decide if any such local product information requires approval of the JSC. Notwithstanding anything herein to the contrary, (1) the Lead Regulatory Party shall be responsible for maintaining the Core Data Sheet, including local product information, for each country in the Territory for which it is Lead Regulatory Party, and (2) any changes to the local product information required by Applicable Law or a Governmental Authority in any Major Market may be made by the applicable Lead Regulatory Party irrespective of any Committee review or approval contemplated by this Section 8.1.6(a); provided, that any such changes shall be communicated by the applicable Party to the JRT and the CDS Working Group in a timely manner. For the avoidance of doubt, SGI shall be responsible for (x) maintaining the Core Data Sheet for each country in the Royalty Territory, (y) making any amendments thereto subject to JSC approval, and (z) creating, updating and maintaining any local product information for the Product for each country in the Royalty Territory without an obligation to obtain JSC approval unless such local product information would constitute a substantive deviation from the then-current Core Data Sheet as last approved by the JSC, in which case such local product information must be approved by the JSC. For clarity, the Core Data Sheet and any amendment thereto or local product information related thereto, in each case, that is approved by the JSC shall be deemed approved for all purposes under this Agreement irrespective of whether the JRT, CDS Working Group, or JDC formally approved a particular document or the information contained therein.

CONFIDENTIAL 71 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. (b) The JDC in collaboration with the JCMCT shall review and approve the CMC components of any Drug Regulatory Approval Application in the Major Markets; provided, that if the CMC components of any Drug Regulatory Approval Application for the Product in the Major Markets have previously been approved as set forth above, the Lead Regulatory Party may request permission from the JCMCT to submit such components (or subset thereof) to the applicable Regulatory Authorities without such prior review and approval (such permission to be granted only by the JCMCT). 8.1.7 Advertising and Promotion. The Lead Regulatory Party in the applicable country shall be the point of contact and the responsible Party for Regulatory Authorities with respect to any Promotional Materials relating to the Product consistent with the Combined Major Market Plans. Section 8.1.4 shall apply with respect to the other Party’s rights to review and comment on any such correspondence with or submissions to Regulatory Authorities in connection therewith. 8.1.8 Drug Naming Regulatory Approvals. Subject to Section 11.2.1, the Lead Regulatory Party in the applicable country will take the lead in drug naming procedures with the Governmental Authorities and Regulatory Authorities relating to the Product consistent with Section 11.2. To the extent applicable, Section 8.1.4 shall apply with respect to the other Party’s rights to review and comment on any such correspondence with or submissions to Regulatory Authorities in connection therewith, provided that such activities in the Major Markets are in accordance with the Combined Major Market Plans and performed in consultation with the other Party through the JRT or JDC. 8.1.9 Rights of Reference. The Lead Regulatory Party shall have the right to cross reference, file or incorporate by reference any regulatory submission or drug master file (and any data contained therein) for the Product, or any component thereof, made or maintained in any country in the Territory (including all Regulatory Approvals) by the other Party in order to support regulatory submissions that the Lead Regulatory Party is permitted or required to make under this Agreement for the Product and to enable either Party to fulfill its obligations, or exercise its rights, under this Agreement. 8.1.10 Notice of Inspection, Investigation or Inquiry. If any Governmental Authority, including any Regulatory Authority (a) contacts a Party with respect to the alleged improper Development, Manufacture, or Commercialization of the Product in the Territory, (b) conducts, or gives notice of its intent to conduct, a non-routine inspection at such Party’s facilities (or the facilities of any clinical trial site or vendor) to the extent related to the Product, or (c) takes, or gives notice of its intent to take, any other regulatory or enforcement action with respect to any activity of such Party that could reasonably be expected to adversely affect any Development, Manufacture, or Commercialization activities with respect to the Product in the Territory, then such Party shall immediately notify the other Party of such contact, inspection or notice (“Product Inquiry Notice”) within [*] Business Day of receipt thereof and shall to the extent reasonably practicable and permitted under any relevant subcontracting agreement permit the other Party to be present at the site of any such inspection, investigation or inquiry to be conducted by such Governmental Authority in connection with such Product Inquiry Notice. The contacted, inspected or notified Party (“Affected Party”) shall provide such other Party with copies of all pertinent information and documentation issued by any such Regulatory Authority as promptly as

CONFIDENTIAL 72 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. practicable (and, in any event, within [*]) after receipt, and the other Party, through the JDC in collaboration with the JRT and/or JCMCT, as applicable, shall have the right to oversee and comment on the preparation of any responses that pertain to the Product; provided, that (i) where the time limit for a response to the competent Regulatory Authorities would prevent the Parties from consulting the JDC and JRT and/or JCMCT in advance of such response, the Affected Party shall immediately notify the other Party’s representatives on JDC and JRT and/or JCMCT and send a copy of any response not later than [*] after the response to the competent Regulatory Authorities is submitted, and (ii) final decision-making authority with respect to such submissions shall belong to the Lead Regulatory Party unless otherwise set forth in the quality agreement contemplated by Section 6.3; provided, further, that any such responses that relate to critical issues or significant non-compliance may, to the extent practicable, be escalated by either Party to the JSC for review and approval of such responses on an expedited timeline to comply with time periods to respond as required by Applicable Law. For the avoidance of doubt, nothing in this Section 8.1.10 shall prevent the Lead Regulatory Party from taking any action reasonably necessary to comply with Applicable Law or address an urgent or serious health or safety matter. 8.2 Pharmacovigilance; Adverse Event Reporting. The Parties entered into a Pharmacovigilance Agreement, effective [*], covering the management of safety information, adverse event reporting and the maintenance of a global safety database with respect to the Product. Prior to the First Regulatory Approval of the Product, the Parties shall amend the existing pharmacovigilance agreement or enter into a new pharmacovigilance agreement to address the Commercialization and other activities with respect to the Product contemplated by this Agreement. The amended or new pharmacovigilance agreement, as applicable, shall provide that (a) SGI will maintain the global safety database for the Product and be responsible for drafting and submitting periodic reports to Regulatory Authorities in any country or jurisdiction for which it is the Lead Regulatory Party, and SGI will provide to Genmab copies of such reports throughout the Territory, (b) Genmab and SGI will exchange all safety data as provided in the pharmacovigilance agreement(s) for the purpose of Genmab maintaining a mirror copy of the SGI global safety database for the Product, and (c) Genmab will be responsible for drafting periodic reports to Regulatory Authorities in any country or jurisdiction for which it is the Lead Regulatory Party, and Genmab will provide to SGI copies of such reports. To the extent the terms and conditions of this Agreement conflict or are otherwise inconsistent with the terms of such pharmacovigilance agreement(s), the terms and conditions of the pharmacovigilance agreement(s) shall prevail with respect to drug safety matters (including adverse event reporting or the maintenance of a global safety database) and the terms and conditions of this Agreement shall prevail with respect to all other matters. ARTICLE 9 COMPLIANCE 9.1 Compliance. In connection with all activities undertaken pursuant to this Agreement or otherwise relating to the Product, each Party hereby covenants and agrees to comply, and cause its Affiliates to comply, with the then-current Pharmaceutical Research and Manufacturers of America (PhRMA) Code or such similar industry code as may exist in each country or jurisdiction in the Territory in which such Party undertakes activities under this Agreement, including the EFPIA Code on the Promotion of Prescription-Only Medicines to, and Interactions with, Healthcare Professionals (EFPIA HCP Code), the EFPIA HCP/HCO

CONFIDENTIAL 73 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. Code on Disclosure of Transfers of Value From Pharmaceutical Companies to Healthcare Professionals and Healthcare Organisations (EFPIA Disclosure Code) and the codes of conduct approved by the national industry associations of the individual EFPIA member countries (the “Industry Codes”), and (c) all Applicable Laws. In particular: 9.1.1 Each Party shall (a) instruct its personnel not to, and shall ensure that its personnel do not, take any action that could jeopardize the goodwill or reputation of the Product or the other Party (or any of this Affiliates), (b) maintain a corporate compliance program that includes a mechanism for its employees to report, anonymously if they choose (and where legally permissible), any concerns about potential illegal or out-of-policy activity, and that will require such Party to investigate any such reports, and (c) immediately notify the other Party of the substance of any such report in the event that (i) such report concerns illegal activity that potentially impacts the Product, and (ii) such Party has a reasonable basis for believing such report has merit; provided, that, in each case ((i) and (ii)), a Party shall not be required to disclose any information regarding individual employees alleged to have violated any Applicable Laws, or to have failed to comply with this Agreement, except to the extent necessary to report the resolution of alleged violation of Applicable Laws or failure to comply with this Agreement. 9.1.2 In performing the activities contemplated by this Agreement, neither Party shall make any payment, either directly or indirectly, of money or other assets (hereinafter collectively referred as a “Payment”) to government or political party officials, officials of international public organizations, candidates for public office, or representatives of other businesses or persons acting on behalf of any of the foregoing (hereinafter collectively referred as “Officials”) where such Payment would constitute violation of any Applicable Law or the applicable Industry Codes. In addition, no Party shall make any Payment, either directly or indirectly, to Officials if such Payment is for the purpose of unlawfully influencing decisions or actions with respect to the subject matter of this Agreement. No employee of a Party or its Affiliates shall have authority to give any direction, either written or oral, relating to the making of any commitment by such Party or its agents to any Third Party in violation of terms of this Section 9.1.2 or any other provision of this Agreement. 9.1.3 With respect to the Product, each Party must track and report (a) all payments made by that Party or any of its Affiliates to health care providers and health care organizations, and (b) such other information as may be required to comply with its obligations under Applicable Law or the applicable Industry Codes. 9.1.4 Genmab and SGI agree to abide by all Data Protection Laws with respect to their processing of personal data in the course of their performance under this Agreement. Upon the reasonable request by either Party, the Parties shall negotiate and enter into such mutually agreeable data protection agreement(s), or amend that certain [*] Data Processing Agreement, dated as of [*], by and between the Parties, to further clarify their respective roles in complying with the Data Protection Laws. 9.1.5 Genmab and SGI agree to abide by all Applicable Law of all applicable Governmental Authorities, including antitrust and competition laws with respect to not restricting passive sales among EU member states.

CONFIDENTIAL 74 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 9.1.6 Each Party agrees to provide any information or documentation related to this Agreement or the activities hereunder required by the other Party in order to enable such other Party to comply with Applicable Law or any Third Party agreements relating to the Collaboration. 9.2 Export. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries which may be imposed upon or related to SGI or Genmab from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental Regulatory Approval, without first obtaining the written consent to do so from the appropriate Governmental Authorities. ARTICLE 10 REPRESENTATIONS AND WARRANTIES; COVENANTS 10.1 Mutual Representations and Warranties. Each Party represents and warrants to the other Party, as of the Effective Date, that: 10.1.1 Corporate Power. It is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof. 10.1.2 Due Authorization. It is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person(s) executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action. 10.1.3 Binding Agreement. This Agreement is legally binding upon it and enforceable against it in accordance with its terms. The execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may otherwise be bound, nor violate any material law or regulation of any Governmental Authority having jurisdiction over it. 10.1.4 No Conflicts. The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder do not and will not (a) conflict with or violate in any material respect any requirement of Applicable Law or any judgment, decree, order, regulation, or rule of any Governmental Authority by which such Party is bound or subject; (b) conflict with or violate the organizational documents of such Party; or (c) result in a breach (or any event which, with notice or lapse of time or both, would constitute a breach) of any material term or provision of, or constitute a material default under any contractual obligations of, such Party or any of its Affiliates. 10.2 No Debarment. In the course of the Development of the Product pursuant to the Collaboration Agreement, each Party has not used and, during the Term, will not use, any employee or consultant that is debarred, disqualified, or restricted by any Governmental Authority or Regulatory Authority or, to the best of such Party’s knowledge, is the subject of

CONFIDENTIAL 75 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. debarment, disqualification, or restriction proceedings by any Governmental Authority or Regulatory Authority. If either Party learns that it or any employee or consultant performing services on its behalf under this Agreement has been debarred, disqualified, or restricted by any Governmental Authority or Regulatory Authority, or has become the subject of debarment, disqualification, or restriction proceedings by any Governmental Authority or Regulatory Authority, such Party shall promptly notify the other Party and, in the case of an employee or consultant, shall prohibit such employee or consultant from performing on its behalf under this Agreement. 10.3 DISCLAIMER. NEITHER PARTY MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 10 OR ELSEWHERE IN THIS AGREEMENT, INCLUDING ANY REPRESENTATION OR WARRANTY REGARDING THE VALIDITY OR SCOPE OF ITS PATENT RIGHTS OR THAT THE MANUFACTURE, USE OR SALE OF THE PRODUCT WILL NOT INFRINGE THE PATENT RIGHTS OF THIRD PARTIES, OR ANY REPRESENTATION OR WARRANTY AS TO THE VALUE, ADEQUACY, FREEDOM FROM FAULT OF, OR QUALITY, EFFICIENCY, CHARACTERISTICS OR USEFULNESS OF, OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF, THE PRODUCT, THE LIKELIHOOD OF RECEIVING REGULATORY APPROVAL FOR THE PRODUCT IN ANY JURISDICTION, OR THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF THE PRODUCT UNDER THIS AGREEMENT WILL BE SUCCESSFUL. ARTICLE 11 INTELLECTUAL PROPERTY 11.1 Copyrights. All copyrights for Promotional Materials or other Product-specific packaging, educational or training materials, in each case, jointly prepared or authored by or for the Parties or their respective Affiliates in furtherance of the Collaboration shall be jointly owned by the Parties; provided, that (a) such materials may not be used outside the Collaboration without the Party Written Consent of the other Party and (b) the foregoing shall not affect or constitute a waiver of any copyright rights that a Party may have in its individually owned materials that were incorporated into a jointly owned copyrighted material. 11.2 Product Trademarks. 11.2.1 Both Parties shall use the same brand name and associated trademarks for the Product in all countries in which the global trademark can reasonably be secured. The Product shall be sold under the same trademark and a generic or international non-proprietary name, and marketed using same logos, slogans, trade dress, domain names, and other similar intellectual property rights throughout the Territory to create a worldwide brand for the Product unless a Party has good cause to use a different brand name (such as for regulatory, inability to secure registration, or Third Party infringement reasons) in a country or territory where it is the Selling Party, informs the JCC thereof, and the JCC approves thereof (excepting the generic or international non-proprietary name, hereinafter, “Product Trademarks”); provided, that the Product Trademarks shall not use, be comprised of, or incorporate the [*] (hereinafter, “Other Marks”) without SGI’s or Genmab’s, as applicable, prior Party Written Consent. For clarity,

CONFIDENTIAL 76 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. “Other Marks” includes [*]. The Product Trademarks shall be initially jointly owned by the Parties worldwide and the initial applications for registration for such Product Trademarks shall be filed and prosecuted by the Parties jointly using outside counsel mutually acceptable to the Parties (with the associated costs of engaging such outside counsel included in Trademark Costs); except that the domain names included in the Product Trademarks will be owned solely by and registered in the name of one Party (as determined by the JCC), and such Party shall be deemed the “Trademark Owner” (as defined below) with respect thereto. Upon registration of the Product Trademarks in the applicable country or territory, the Parties shall assign such Product Trademarks (a) to [*] (the applicable Party, the “Trademark Owner”). All registrations for Product Trademarks shall be maintained by the Trademark Owner (at its expense; provided, that Out of Pocket Costs of such maintenance for the Major Markets shall be treated as Trademark Costs). The Parties agree to handle Trademark Costs for the Product under this Agreement such that SGI or Genmab will pay its outside counsel, as applicable, and (i) to the extent such Trademark Costs are directly attributable or reasonably allocable to the Major Markets, the other Party will reimburse the paying Party [*] of such Trademark Costs paid to such outside counsel (ii) to the extent such Trademark Costs are directly attributable or reasonably allocable to the Royalty Territory, solely if Genmab was the paying party with respect to such Trademark Costs, SGI shall reimburse Genmab for all such costs paid to its outside counsel. Each Party agrees that it will use the trademark registration symbol ® or TM, as appropriate, in connection with the Product Trademarks. Genmab and SGI agree to cooperate with respect to execution and delivery of such additional instruments or documents as shall be necessary to ensure each Party’s rights and interest in and to the Product Trademarks. 11.2.2 Each Party agrees to maintain suitable quality standards with respect to the Product it provides in connection with the Product Trademarks. Neither Party shall use outside the Collaboration any trademark that is substantially the same as or deceptively or confusingly similar to the Product Trademarks. 11.2.3 This Section 11.2 supersedes Section 14.6 of the Collaboration Agreement with respect to the Product. 11.3 Infringement of Trademarks. 11.3.1 Defense of Third Party Trademark Claims. Each Party shall notify the other Party promptly upon learning of any actual or alleged infringement, or of any unfair trade practices, trade dress imitation, passing off of counterfeit goods or like offenses or any such claims thereof relating to the Product Trademarks brought by a Third Party against a Party or any of its Affiliates (hereinafter “Trademark Infringement Claims”). Upon learning of such Trademark Infringement Claim, the Party or Parties against which such claim is made shall take all reasonable and appropriate steps to resolve the Trademark Infringement Claim, and give reasonable consideration to the other Party’s suggestions regarding such Trademark Infringement Claim. All Out of Pocket Costs incurred in bringing, maintaining and prosecuting any action described in this Section 11.3.1 (including for outside counsel) shall be (a) included in [*] to the extent such Trademark Infringement Claim relates to the [*] Markets and (b) otherwise borne solely by [*] for the [*]. The non-resolving Party shall cooperate with the resolving Party in connection with any Trademark Infringement Claims, and all reasonable fees and expenses incurred for outside counsel and other reasonable Out of Pocket Costs incurred by such Party in providing such cooperation

CONFIDENTIAL 77 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. shall be (i) included in [*] to the extent such Trademark Infringement Claim relates to the [*] Markets and (ii) otherwise borne solely by [*] for the [*]. 11.3.2 Enforcement of Product Trademarks. Each Party shall notify the other Party in writing promptly upon learning of any actual or alleged infringement by any Third Party of any Product Trademark of which it becomes aware. The Trademark Owner shall have the first right, but not the obligation, to control the prosecution of any such infringement in consultation with and subject to oversight by the JCC. If the Trademark Owner does not initiate an infringement action within [*] after learning of the infringement or within [*] prior to any applicable deadline for taking action, then the other Party shall have the right, but not the obligation, to bring such an action in consultation with and subject to oversight by the JCC. In the case of a jointly-owned trademark, neither Party shall have the right to settle any infringement action under this Section 11.3.2 in a manner that diminishes the rights or interests of, or imposes any liability on, the other Party without the prior Party Written Consent of such other Party. The expenses of defense, settlement and judgments in actions governed by this Section 11.3.2 shall be [*] (to the extent not reimbursed through recoveries from such litigation) to the extent related to the [*] Markets, and shall be borne solely by [*] to the extent related to the [*]. The costs and expenses of the Party bringing suit under this Section 11.3.2 shall be reimbursed first out of any damages or other monetary awards recovered in favor of Genmab or SGI (if such recovery is less than the Parties’ aggregate costs and expenses incurred in such action, such recovery shall be allocated between the Parties on a pro rata basis based on their relative costs and expenses incurred in such action). The Party that does not control the action or suit hereunder shall cooperate with the controlling Party in connection with such action or suit. Any damages or other monetary awards remaining after payment of the Parties’ expenses shall be allocated between the Parties in the same proportion as they share in Net Profit/Net Loss hereunder to the extent related to the [*] Markets, and shall be retained solely by [*] to the extent related to the [*]. 11.4 Domain Names. Subject to Section 11.2.1, the Parties shall use a common domain name incorporating the same brand name for the Product worldwide. The Parties shall jointly select domain names and will coordinate filing and registering such names; provided, that all such registered domain names shall be owned solely by and registered in the name of one Party as provided in Section 11.2.1. 11.5 No Implied Licenses. No right or license under any Genmab Technology or SGI Technology or any Product Trademark or Other Mark is granted or shall be granted by implication as a result of the respective rights of the Parties under this Agreement. All such rights or licenses are or shall be granted only as expressly provided in this Agreement (or the Collaboration Agreement). 11.6 Defense of Third Party Patent Claims. Each Party shall notify the other Party promptly upon learning of any actual or alleged Patent infringement claim brought by a Third Party against a Party or any of its Affiliates with respect to activities conducted by such Party or its Affiliates for the Product hereunder (hereinafter “Patent Infringement Claims”). Upon learning of any Patent Infringement Claim, [*] shall take all reasonable and appropriate steps to resolve the Patent Infringement Claim, and give reasonable consideration to the other Party’s suggestions regarding such Patent Infringement Claim. All Out of Pocket Costs incurred in bringing, maintaining and prosecuting any action described in this Section 11.6 (including for

CONFIDENTIAL 78 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. outside counsel) shall be (a) included in Patent Costs and included in the calculation of [*]. The non-resolving Party shall cooperate with the resolving Party in connection with any Patent Infringement Claims and all Out of Pocket Costs incurred for outside counsel and other Out of Pocket Costs incurred by such Party in providing such cooperation shall be (i) included in Patent Costs and included in the calculation of [*]. 11.7 Amendment of Collaboration Agreement IP Provisions. For clarity, Article [*] of the Collaboration Agreement remain in full force and effect, subject to the following amendments: 11.7.1 Section [*] of the Collaboration Agreement is hereby amended and restated in its entirety as follows: “[*] Subject to the oversight of the JSC under Section [*], Section [*], Section [*] and Section [*], in the event [*], each Party shall be responsible for and shall control the preparation, filing, prosecution, grant, maintenance and defense, of any patents and patent applications claiming [*] owned solely by it in accordance with Section [*] and [*], prepare, file, prosecute and maintain such patent rights in good faith consistent with its customary patent policy and its reasonable business judgment.” 11.7.2 Section [*] of the Collaboration Agreement is hereby amended by inserting the following new Section [*] after Section [*]: “[*] Notwithstanding the foregoing, the Parties agree that pursuant to the potential Commercialization of the Collaboration Product known as “Tisotumab Vedotin,” which is defined as the “Product” in the Joint Commercialization Agreement between the parties dated October 19, 2020 (“Tisotumab Vedotin”), all (a) patent applications and patents listed under [*], and all patent applications and patents listed under [*], (b) [*], and (c) future patents issued from any such patent applications referred to in (a) or (b) above, and future patents issued from any continuation, continuation-in part [*], or divisional of any of the foregoing patent applications or any patent applications from which the patents in (a) or (b) issued, in each case to the extent Controlled by [*], and in each of (a) through (c) that are necessary or reasonably useful for the Development, manufacturing, or Commercialization of Tisotumab Vedotin (collectively, the [*]), shall be treated as if they were [*] pursuant to the procedures described in Section [*].” 11.7.3 Section [*] of the Collaboration Agreement is hereby amended [*] as follows: “[*] shall have the right, [*], to determine the appropriate course of action to enforce patents claiming [*] owned solely by [*] in accordance with Section [*] and the [*] Patent Rights, or otherwise to abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce the [*] Patent Rights, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to the [*] Patent Rights. All monies recovered upon the final judgment or settlement of any such suit to enforce any [*] Patent Rights shall be

CONFIDENTIAL 79 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. retained by [*]. [*] shall fully cooperate with [*], in any action to enforce the [*] Patent Rights. Notwithstanding the foregoing, the following shall apply if enforcement of the [*] Patent Rights arises in connection with a [*]: The Parties shall, subject to oversight of the JSC under Section 3.2.2(f), jointly determine the appropriate course of action (i) to enforce [*] and the [*] Patent Rights or otherwise to abate the infringement thereof, (ii) to take (or refrain from taking) appropriate action to enforce the [*] Patent Rights, (iii) to control any litigation or other enforcement action and (iv) to enter into, or permit, the settlement of any such litigation or other enforcement action for the [*] Patent Rights, in each of (i) through (iv) with respect to a [*]. The costs for any such actions shall be [*]. All monies recovered upon the final judgment or settlement of any such suit to enforce any [*] Patent Rights with respect to a [*] shall be [*]. Notwithstanding the foregoing, if the JSC cannot agree on enforcement of the [*] Patent Rights, with respect to a [*], the Party [*] shall have final decision-making authority with respect to enforcement [*]. In the case of an [*], if [*] fails to exercise its rights under this Section [*] to take any action to enforce the [*] Patent Rights or control any litigation with respect to the [*] Patent Rights with respect to the manufacture, use or sale by Third Parties of [*] within a period of [*] after the Parties receive reasonable notice of the infringement of the [*] Patent Rights, then [*] shall have the right to bring and control any such action [*], and permit the settlement of any such litigation or other enforcement action with respect to the [*] Patent Rights, so long as this does not adversely affect [*] rights under this Agreement. In such case, [*] recovered upon the final judgment or settlement of any such suit to enforce any [*] Patent Rights shall be [*]. In such a case, [*] shall cooperate fully with [*], in its efforts to enforce the [*] Patent Rights, including being joined as a party to such action if necessary. In no event may [*] assert an argument or settle a suit in a manner which would render a claim in the [*] Patent Rights invalid or unenforceable [*].” 11.7.4 Section [*] of the Collaboration Agreement is hereby amended [*] as follows: “[*] shall have the right, [*], to determine the appropriate course of action to enforce [*] ([*] Patent Rights, and other than its interest in [*]), or otherwise to abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce such [*] Patents, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to such [*] Patents.” 11.8 Patent Costs. The Parties agree to handle Patent Costs for the Product under this Agreement such that SGI or Genmab [*]. 11.9 Court or Government Order or Decree. Notwithstanding any other provision in this Agreement, neither Party shall be required to take any action pursuant to this ARTICLE 11 that it reasonably determines in its sole judgment and discretion conflicts with or violates any court or government order or decree or any agreement with any Governmental Authority that it is then subject to or otherwise may create legal liability on the part of it.

CONFIDENTIAL 80 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. ARTICLE 12 AMENDMENT TO EXCLUSIVITY PROVISIONS OF COLLABORATION AGREEMENT 12.1 Overview. Without limiting any other amendments to the terms or conditions of the Collaboration Agreement that may be contained in this Agreement, the Parties agree that the Collaboration Agreement is hereby further amended as provided in this ARTICLE 12. 12.2 Amendments to Section 1.1 of the Collaboration Agreement. Section 1.1 of the Collaboration Agreement is hereby amended by inserting the following definitions following Section 1.1.132 thereof: “1.1.133 “Acquired Party” has the meaning set forth in Section 3.4.4(a). 1.1.134 “Cease Activities for the Competing Product” has the meaning set forth in Section 3.4.3(ii). 1.1.135 “Competing Party” has the meaning set forth in Section 3.4.3. 1.1.136 “Grace Period Activities” has the meaning set forth in Section 3.4.3(ii). 1.1.137 “Divest” means, with respect to a Competing Product, (a) the sale of all right, title and interest in such Competing Product, including all technology, intellectual property and other assets relating solely thereto, to a Third Party, without the retention or reservation of any rights, license or interest (other than solely an economic interest) by the selling entity or its Affiliates; or (b) the complete termination or withdrawal of such Competing Product, or shut-down of such development program for such Competing Product, such that no technology, intellectual property or other asset solely relating thereto is used by the terminating entity or its Affiliates. “Divestiture” shall have a correlative meaning. 1.1.138 “Divestment Period” has the meaning set forth in Section 3.4.3(i). 1.1.139 “Genmab Sensitive Information” has the meaning set forth in Section 3.4.4(c). 1.1.140 “Required Notice Date” means, with respect to a Competing Product that a Competing Party obtains ownership, license, or other rights to as a result of a relevant transaction consummated by such Competing Party, [*] days after the consummation thereof. 1.1.141 “Segregate” means, with respect to a Competing Product, to use diligent efforts to segregate, consistent with best industry practices, the research, development, manufacture and commercialization activities relating to such Competing Product from research, Development, Manufacture and Commercialization with respect to any Licensed Product under this Agreement (including for clarity the “Product” as defined under the Joint Commercialization Agreement entered into between the Parties dated

CONFIDENTIAL 81 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. October 19, 2020 (the “Commercialization Agreement”)), including using diligent efforts to ensure that: (a) no personnel involved in performing the research, development, manufacture or commercialization of such Competing Product have access to [*] (provided, that management personnel may [*]); and (b) no personnel involved in performing the research, Development, Manufacture or Commercialization of any Licensed Product have access to [*] (provided, that management personnel may [*]). 1.1.142 “SGI Sensitive Information” has the meaning set forth in Section 3.4.4(b).” 12.3 Amendments to Section 3.4 of the Collaboration Agreement. Section 3.4 of the Collaboration Agreement is hereby amended and restated in its entirety as follows: “3.4 Exclusivity 3.4.1 Except as expressly set forth in this Agreement or the Commercialization Agreement, the Parties and their Affiliates shall work exclusively with each other to develop and commercialize Exclusive Products (for which the Opt-In Period has not yet expired) and Collaboration Products solely in accordance with the terms of this Agreement. Subject to the terms of this Agreement and the Commercialization Agreement, each Party shall be free to work alone or with Affiliates or Third Parties to research, develop, and commercialize any product that is not a Competing Product. 3.4.2 Except as expressly permitted in this Section 3.4, neither Party nor any of their respective Affiliates shall, directly or indirectly, perform research, conduct clinical development of, commercialize, or otherwise acquire rights to any Competing Product. 3.4.3 If a Party or any of its Affiliates, either as a result of an acquisition by such Party or its Affiliates of a Third Party or any of its business or assets, obtains ownership, license or other rights to a Competing Product (or, as a result of such acquisition, has as an Affiliate that has an ownership, license or other rights to a Competing Product), then such Party or its Affiliate (the “Competing Party”) shall promptly notify the other Party in writing no later than the Required Notice Date that it is electing to: (i) Divest itself of such Competing Product via a transaction in which such Party and its Affiliates no longer has an economic interest in the future sales of the Competing Product and notify the other Party in writing of such Divestiture; provided, that such Divestiture must be completed prior to (x) the expiration of [*] following the Required Notice Date in the case of a Competing Product that is [*], and (y) at least [*] prior to [*], in the case of a Competing Product that is [*] (the “Divestment Period”); or (ii) (A) commit not to, and to cause its Affiliates not to, directly or indirectly, by itself or with a Third Party, market, promote, sell, manufacture or distribute for commercial sale such Competing Product, or (B) in the case of any such Competing Product with respect to which [*], cease engaging in such

CONFIDENTIAL 82 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. prohibited activities with respect to such Competing Product (in which event the Competing Party shall have a period of [*] after the Required Notice Date to sell off existing inventory or work-in-progress of the Competing Product) (the “Grace Period Activities”) ((A) and (B) collectively, “Cease Activities for the Competing Product”). If the Competing Party notifies the other Party that it elects to Cease Activities for the Competing Product as set forth hereunder, the Competing Party shall immediately start to Cease Activities for the Competing Product. For clarity, if the Parties mutually agree in writing to an alternative arrangement (such as bringing the Competing Product under this Agreement or transitioning the Competing Party to a passive role hereunder), the Competing Party shall not be in breach of Section 3.4 to the extent it carries out the mutually agreed alternative arrangement. Moreover, in circumstances where the Competing Party notifies the other Party that it intends to Divest the Competing Product pursuant to Section 3.4.3(i) and fails despite using Commercially Reasonable Efforts to complete such Divestiture within the Divestment Period, the Competing Party shall not be in breach of this Section 3.4 if it Ceases Activities for the Competing Product after the end of the Divestment Period (provided, that in such circumstance the Competing Party shall have no further right to conduct the Grace Period Activities). 3.4.4 Change of Control (a) Notwithstanding anything to the contrary herein, any intellectual property Controlled by any Person that becomes an Affiliate of a Party (the “Acquired Party”) as a result of a Change of Control of such Acquired Party or its Affiliate shall not be Genmab Technology or SGI Technology, as applicable, unless (i) such technology or rights had been Controlled, prior to the Change of Control, by such Acquired Party or its Affiliate(s) that were Affiliate(s) prior to the Change of Control or (ii) with respect to any of the foregoing technology covered by patent rights, at least one named inventor was employed by such Acquired Party or its then Affiliate(s) immediately prior to the public announcement of the transaction(s) giving rise to such Change of Control. (b) Following any Change of Control of Genmab or its Affiliates, in the event the applicable acquirer has, or has rights or an interest in, at the time of the Change of Control, a Competing Product, Genmab shall be required to, and shall cause its Affiliates to: (i) Segregate such Competing Product and (ii) establish reasonable firewalls to prevent disclosure of non-public plans or non- public information relating to the Development, Manufacturing or Commercialization of any Licensed Product or any Confidential Information of SGI (collectively, the “SGI Sensitive Information”) beyond personnel of Genmab or its Affiliates who continue to actively perform obligations under this Agreement, and to prevent the dissemination of SGI Sensitive Information disclosed after the Change of Control of Genmab or its Affiliates to such acquirer or its Affiliates. For clarity, the foregoing will not apply to any SGI Sensitive Information that is not Confidential Information under Section 13.1 or “Confidential Information” (as such term is defined under the Commercialization Agreement). Notwithstanding

CONFIDENTIAL 83 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. the foregoing, following such Change of Control of Genmab or its Affiliates, Genmab will be allowed to provide information regarding the amount of financial payments (including the underlying reports provided hereunder) from SGI to Genmab hereunder to such acquirer or its Affiliates. (c) Following any Change of Control of SGI or its Affiliates, in the event the applicable acquirer has, or has rights or an interest in, at the time of the Change of Control, a Competing Product, SGI shall be required to, and shall cause its Affiliates to (i) Segregate such Competing Product and (ii) establish reasonable firewalls to prevent disclosure of non-public plans or non-public information relating to the Development or Commercialization of any Licensed Product or any Confidential Information of Genmab (collectively, the “Genmab Sensitive Information”) beyond personnel of SGI or its Affiliates who continue to actively perform obligations under this Agreement, and to prevent the dissemination of Genmab Sensitive Information disclosed after the Change of Control of SGI or its Affiliates to such acquirer or its Affiliates. For clarity, the foregoing will not apply to any Genmab Sensitive Information that is not Confidential Information under Section 13.1 or “Confidential Information” (as such term is defined under the Commercialization Agreement). Notwithstanding the foregoing, following such Change of Control of SGI or its Affiliates, SGI will be allowed to provide the information regarding the amount of financial payments (including the underlying reports provided hereunder) from Genmab to SGI hereunder to such acquirer or its Affiliates. 3.4.5 In the period either prior to SGI’s first Opt-In Notice or after any relevant Opt-Out Date, Genmab may use antibody-drug conjugates targeted to Tissue Factor, including ADCs, in studies designed to evaluate, research, develop or commercialize an antibody-drug conjugate with a target other than Tissue Factor; provided, that such studies are non-clinical in nature. At any other time during the Term, neither Party may use antibody-drug conjugates targeted to Tissue Factor in such studies without the prior written consent of the other Party, such consent not to be unreasonably withheld. The Parties agree that any ongoing activities initiated prior to SGI’s first Opt-In Notice may be finalized according to the contemplated plan. 3.4.6 Notwithstanding anything to the contrary in this Agreement, Genmab shall be permitted to develop and commercialize, alone or with a partner, a [*] with specificity against Tissue Factor for diagnostic purposes. Genmab shall ensure that any agreements with Third Parties pertaining to the development, commercialization or licensing of such products contain provisions permitting the Parties to use such products to support the development and commercialization of Licensed Products, if appropriate. At any time during the Term, Genmab shall be permitted to use a [*] with specificity against Tissue Factor for research purposes. Following an Opt-Out Notice by SGI or if SGI does not exercise its Opt-In Right for the first Exclusive Product, Genmab shall be permitted to develop, alone or with a partner, a [*] with specificity against Tissue Factor for any purpose. Following an Opt-Out Notice by SGI or if SGI does not exercise its Opt-In Right for the first Exclusive Product, Genmab shall, alone or with a partner, be permitted to commercialize such [*] with specificity against Tissue Factor for any purpose after [*] of

CONFIDENTIAL 84 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. the date of First Commercial Sale in a Major Market Country of an Exclusive Product or Genmab Product.” ARTICLE 13 CONFIDENTIALITY 13.1 Confidentiality. 13.1.1 Confidential Information. For purposes of this Agreement, “Confidential Information” means all Information, documents (including unpublished patent applications), trade secrets, or materials supplied by the other Party or any of its Affiliates (the “Disclosing Party”) under this Agreement, whether disclosed orally, visually, in writing or in any tangible or electronic form or media, that is confidential or proprietary and is marked or otherwise identified as “Confidential” or which the receiving Party or any of its Affiliates (the “Receiving Party”) should reasonably recognize as being confidential. Confidential Information may be owned by the Disclosing Party or held by the Disclosing Party under an obligation of confidentiality to a Third Party. The terms of this Agreement and Information related directly to the Product shall be the Confidential Information of both Parties; provided, that Drug Conjugation Technology (as such term is defined in the Collaboration Agreement) will be Confidential Information of SGI. Confidential Information of a Party may also include information relating to such Party’s or its Affiliates’ research programs, development, marketing, manufacturing, regulatory matters, business practices and finances. Information shall not be considered Confidential Information to the extent that such Information: (a) has been published or otherwise entered the public domain other than by breach by the Receiving Party of this ARTICLE 13 or directly or indirectly under any other agreement between the Parties that imposed obligations of confidentiality; (b) has been disclosed to the Receiving Party by a Third Party that is not breaching any duty of confidentiality by disclosing the same; provided, that such Information was not obtained by such Third Party directly or indirectly from the Disclosing Party on a confidential basis; (c) prior to disclosure by the Disclosing Party under this Agreement, the Collaboration Agreement or directly or indirectly under another agreement between the Parties that imposed obligations of confidentiality, was already in the possession of the Receiving Party, as demonstrated by the Receiving Party by competent written evidence; or (d) was developed independently of and without reference to the Disclosing Party’s Confidential Information, as demonstrated by the Receiving Party by competent written evidence. 13.1.2 Non-Disclosure Obligations. Except as otherwise provided in this ARTICLE 13, during the Term and for a period of [*] thereafter, each Party shall maintain in confidence, and use only for purposes as expressly authorized and contemplated by this Agreement, all Confidential Information supplied by or on behalf of the other Party or its Affiliates under this Agreement. Each Party shall use at least reasonable care, and in no event less than the

CONFIDENTIAL 85 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. same standard of care as it uses to protect its own Confidential Information, to ensure that its and its Affiliates’ employees, agents, consultants and clinical investigators only make use of the other Party’s or its Affiliates’ Confidential Information for purposes as expressly authorized and contemplated by this Agreement or the Collaboration Agreement and do not make any unauthorized use or disclosures of such Confidential Information. 13.1.3 Permitted Disclosures. Notwithstanding Section 13.1.2, Confidential Information may be disclosed by the Receiving Party solely to the extent such Confidential Information: (a) is permitted to be disclosed by prior written consent of the other Party; (b) is disclosed in the filing, prosecution or maintenance of patents solely in accordance with this Agreement or the Collaboration Agreement, provided, that (i) such disclosure may be only to the extent reasonably necessary for such purpose and (ii) the Receiving Party complies with the obligations set forth in Section 13.1.2; (c) is disclosed to a Regulatory Authority in accordance with this Agreement or as required by the Applicable Law to obtain or maintain a Regulatory Approval; provided, that such disclosure may be only to the extent reasonably necessary for such purpose; (d) is deemed necessary by the Receiving Party to be disclosed to such Party’s financial advisors, attorneys or independent accountants for the sole purpose of enabling such financial advisors, attorneys or independent accountants to provide professional advice to the Receiving Party; provided, that such Third Parties are bound by confidentiality and non-use obligations customary for the type of professional and are advised that the information being disclosed is confidential; (e) is deemed necessary by the Receiving Party to be disclosed to accredited investors, lenders or bona fide potential acquirers or merger candidates in the context of due diligence investigations of such Party solely for the purpose of evaluating a potential business relationship; provided, that such Third Parties are bound by confidentiality and non-use obligations (i) customary for the type of recipient in the case of all recipients who are not potential acquirers or merger candidates, and (ii) contained in this Agreement, in the case of potential acquirers or merger candidates, but in no event pursuant to (i) or (ii) for a term of less than ten (10) years, and are advised that the information being disclosed is confidential; (f) is deemed necessary by the Receiving Party to be disclosed to such potential Third Party(ies) for a Commercial License or Third Party License Agreement as permitted hereunder; provided, that any such potential Third Party is bound by obligations of confidentiality and limitations on use of such Confidential Information contained herein; (g) is disclosed to a potential or bona fide collaborator or manufacturing, development or sales contractor or partner (including any Approved Subcontractor) but only to the extent directly relevant to the collaboration, contract or partnership;

CONFIDENTIAL 86 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. provided, that such collaborator, contractor or partner is bound by obligations of confidentiality and limitations on use of such Confidential Information contained herein; or (h) is disclosed in accordance with Section 13.1.4. Notwithstanding the disclosures permitted under subsections (a)-(h), such Confidential Information shall remain otherwise subject to the non-disclosure and non-use provisions of this ARTICLE 13. 13.1.4 Compelled Disclosure. Without limiting Section 13.1.3, if a Party is required by Applicable Law or the rules of any Securities Exchange to disclose Confidential Information of the other Party or any of its Affiliates, the Party being compelled shall (if not prohibited by Applicable Law from doing so) promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure obligations. Without limiting Section 13.1.3, each Party agrees that it shall cooperate fully and in a timely manner with the other Party with respect to all disclosures to the Securities and Exchange Commission and any other governmental or regulatory agencies or Securities Exchanges, including requests for confidential treatment of Confidential Information of either Party included in any such disclosure. 13.2 Publicity. Neither SGI nor Genmab will, without the prior written consent of the other Party, issue any press release or make any other public announcement or furnish any statement to any Person (other than either Parties’ respective Affiliates) concerning the existence of this Agreement, its terms and the transactions contemplated hereby, except for disclosures made in compliance with ARTICLE 13. 13.3 Securities Filings. In the event either Party proposes to file with the U.S. Securities and Exchange Commission or the securities regulators of any state or other jurisdiction under the Securities Act of 1933, the Exchange Act, or any other applicable securities law (the “Securities Exchanges”) a registration statement or any other disclosure document which describes or refers to this Agreement, such Party shall notify the other Party of such intention and shall provide the other Party with a copy of relevant portions of the proposed filing not less than [*] Business Days prior to such filing (and any revisions to such portions of the proposed filing a reasonable time prior to the filing thereof), including any exhibits thereto relating to this Agreement, and shall use reasonable efforts to obtain confidential treatment of this Agreement that the other Party requests be kept confidential, consistent with such Party’s disclosure obligations under applicable securities laws. 13.4 Publications. Except as otherwise permitted pursuant to this ARTICLE 13, neither Party may publish, present or announce results of the Development of the Product either orally or in writing (a “Publication”) without complying with the provisions of this Section 13.4. The other Party shall have [*] days from receipt of a proposed Publication to provide comments or proposed changes to the publishing Party. The publishing Party shall take into account the comments or proposed changes made by the other Party on any Publication and shall agree to designate employees or others acting on behalf of the other Party as co-authors on any Publication describing results to which such persons have contributed in accordance with standards applicable to authorship of scientific publications. If the other Party reasonably

CONFIDENTIAL 87 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. determines that the Publication would entail the public disclosure of such Party’s Confidential Information or of a patentable invention, submission of the concerned Publication to Third Parties shall be delayed for such period as may be reasonably necessary for deleting any such Confidential Information of the other Party (if the other Party has requested deletion thereof from the proposed Publication) or the drafting and filing of a patent application covering such invention; provided, such additional period shall not exceed [*] days from the date the publishing Party first provided the proposed Publication to the other Party. In addition, any publications or presentations in any medium with respect to the Product or activities under this Agreement must comply with the publications charter agreed by the Parties under the Collaboration Agreement, as such charter may be updated or amended by the JMAT from time to time consistent with this Section 13.4 and the other terms and conditions of this Agreement (the “Publication Charter”). As amended, such Publication Charter shall apply to the Product, only, and not to any other Licensed Product under the Collaboration Agreement. In the event of a conflict between the terms of the Publication Charter and the terms of this Agreement, the terms of this Agreement shall prevail. 13.5 Existing Confidentiality Agreement. The Parties acknowledge that Article 13 of the Collaboration Agreement contains confidentiality and non-use provisions that shall remain in full force and effect solely with respect to information not related to the Product and the confidentiality provisions in this Agreement shall govern all information related to the Product from and after the Effective Date. Notwithstanding the foregoing, in the event of any conflict between the terms of Article 13 of the Collaboration Agreement and the terms of this Agreement, the terms of this Agreement shall control with respect to the matters related to the Product. ARTICLE 14 TERM AND TERMINATION 14.1 Term. The term of this Agreement (the “Term”) shall become effective on the Effective Date and shall remain in effect until expired or terminated as provided in this ARTICLE 14. 14.2 Expiration. This Agreement shall expire on country-by-country basis, on the date of complete and permanent cessation of Development, Commercialization and any other sale of Product in or for such country. For clarity, this Agreement shall expire in its entirety upon complete and permanent cessation of Development, Commercialization and any other sale of Product in all countries in the Territory. Upon expiration of this Agreement with respect to a country, the Collaboration Agreement will automatically terminate with respect to the Product with respect to such country, and neither Party shall Develop, Commercialize or otherwise sell the Product in or for the relevant country without the prior written agreement of the other Party. 14.3 Material Breach. 14.3.1 Breach. If either Party (the “Non-Breaching Party”) believes that the other Party (the “Breaching Party”) has materially breached its obligations under this Agreement, then the Non-Breaching Party may deliver notice of such material breach to the Breaching Party (a “Default Notice”). Such Default Notice may include an allegation from the Non-Breaching

CONFIDENTIAL 88 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. Party that the alleged material breach by the Breaching Party [*] (a “Fundamental Breach”) or is a material breach of the Agreement affecting only (a) [*], (b) [*], (c) [*], or (d) [*] (each of (a) through (d), an “Affected Region” and the material breach with respect to such Affected Region, a “Regional Material Breach”). For clarity, it is possible that a material breach of this Agreement by a Party with respect to one or more countries may constitute a Fundamental Breach of this Agreement if the relevant material breach fundamentally frustrates the purpose of the Agreement as a whole. If the Breaching Party does not dispute that it has materially breached its obligations under this Agreement, then if the Breaching Party fails to cure such breach within [*] days after receipt of the Default Notice, or if such cure cannot reasonably be fully achieved within such [*] period and the Breaching Party has failed to commence curing such breach using diligent efforts to cure such breach as soon as reasonably practicable (not to exceed a total of [*] additional days), then, Section 14.3.2 shall apply. If a cure cannot reasonably be fully achieved within [*] days of receipt of a Default Notice and the Breaching Party has commenced using diligent efforts to cure such breach in accordance with this Section 14.3.1, Section 14.3.2 shall not apply for such time as is reasonably necessary to fully achieve the relevant cure so long as the Breaching Party is using diligent efforts to cure such breach; provided, that in no event shall the cure period extend for more than [*] after the date upon which the breaching Party receives the notice of such material breach from the other Party. If the Breaching Party disputes that it has (i) materially breached its obligations under this Agreement, (ii) failed to cure such breach, or (iii) failed to commence curing such breach using diligent efforts to cure such breach as provided in this Section 14.3.1, in each case, such dispute shall be resolved in accordance with ARTICLE 16. If, as a result of the application of such arbitration procedures, the Breaching Party is determined to be in material breach of its obligations under this Agreement (including, if applicable, a Fundamental Breach or a Regional Material Breach) and has failed to cure such breach within the foregoing time period as applicable (an “Adverse Ruling”), then, if the Breaching Party fails to complete the actions specified by the Adverse Ruling to cure such material breach within [*] after such ruling, or if such compliance cannot be fully achieved within such [*] and the Breaching Party has failed to commence compliance or has failed to use diligent efforts to achieve full compliance as soon thereafter as is reasonably possible, then Section 14.3.2 shall apply. During the pendency of any such dispute, all rights, remedies and cure periods relating to the dispute and any alleged breach shall be tolled, and all of the terms and conditions of this Agreement will remain in effect and the Parties will continue to perform all of their respective obligations hereunder. 14.3.2 Non-Breaching Party Right. (a) Subject to Section 14.3.1, in the event of a Fundamental Breach, then upon written notice by the Non-Breaching Party, the Breaching Party will be deemed to have provided an Opt-Out Notice for the Product for purposes of Section 5.10 of the Collaboration Agreement and Sections 5.10.3 and 5.10.4 of the Collaboration Agreement shall apply. If a Fundamental Breach occurs and the Non-Breaching Party exercises its rights pursuant to Section 14.3.1 with respect thereto, then the second, third and fourth sentences of Section 5.10.3 of the Collaboration Agreement shall not apply, but instead the remainder of this Section 14.3.2(a) shall apply: The Breaching Party will not be refunded or repaid any amounts it has paid for the Development or Commercialization of the Product. In addition, the Breaching Party will remain responsible for its share of Development Costs and Allowable Expenses incurred with respect to the Product through [*] following the date of the Non-Breaching Party’s exercise of its rights pursuant to this Section 14.3.2(a), to the extent such costs and expenses were incurred pursuant to

CONFIDENTIAL 89 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. applicable Approved Plans. Furthermore, for [*] after the date of such termination, the Breaching Party shall provide development, consultation or support work for the Product, as reasonably requested by the Non-Breaching Party, and the Non-Breaching Party shall reimburse the Breaching Party’s FTE Costs for such work at the annual rate per FTE as in force between the Parties at such date. (b) Subject to Section 14.3.1, in the event of a Regional Material Breach, then upon written notice by the Non-Breaching Party, the Affected Region(s) shall be deemed part of (i) if Genmab is the Non-Breaching Party, the “Genmab Royalty Territory” (operating mutatis mutandis as if such Affected Region(s) were included in the Royalty Territory except that Genmab would have the rights and obligations as if Genmab were SGI under this Agreement with respect to the Product in the Affected Region) for all purposes under this Agreement (and shall no longer be a Genmab Major Market, SGI’s Major Market(s) or Royalty Territory, as applicable), and (ii) if SGI is the Non-Breaching Party, the Royalty Territory for all purposes under this Agreement (and shall no longer be Genmab’s Major Market or SGI’s Major Market(s)) and shall be treated in the same manner as any other countries in the Royalty Territory; provided, however, that in each of (i) and (ii), as applicable, all amounts otherwise payable to the Breaching Party with respect to Net Sales of the Product in the Affected Region that would apply pursuant to Section 5.2 shall be reduced by [*]; provided, further, that in no event shall the royalty rates set forth in Section 5.2.1 be reduced pursuant to Section 5.2.2, Section 5.2.3 and this Section 14.3.2(b) by more than [*], in the aggregate. (c) If the Non-Breaching Party exercises its rights pursuant to Section 14.3.2(b), then promptly thereafter, the Parties will work together to and complete a transfer and assignment to the Non-Breaching Party of all regulatory documents, contracts, licenses, collaborations, materials and information that are reasonably necessary for the Non- Breaching Party to exercise such rights, which transfer and assignment shall be at the Breaching Party’s sole cost and expense (which shall include the FTE Costs and Out of Pocket Costs incurred by the Non-Breaching Party to effect such transfer and assignment). In such case, the Breaching Party shall use Commercially Reasonable Efforts to transition all activities to be transferred or assigned to the Non-Breaching Party pursuant to this Section 14.3.2(c) as promptly as practicable. (d) No remedy referred to in this Agreement is intended to be exclusive unless explicitly stated to be so, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law or equity. Without limiting Section 14.3.1 or ARTICLE 16, in addition to the other rights of the Non-Breaching Party under this Section 14.3.2, the Non-Breaching Party may offset against amounts payable to the Breaching Party pursuant to this Agreement any damages resulting from such material breach. 14.3.3 No Termination. For clarity, unless otherwise expressly set forth in Section 14.3.2, the Parties agree that this Agreement will not be terminated pursuant to this Section 14.3 and the Breaching Party shall continue to be obligated to perform any activities not assumed by the Non-Breaching Party pursuant to Section 14.3.2 and shall continue to share in Net Profit/Net Loss or receive or pay royalties with respect to the Royalty Territory, as applicable, as set forth in this Agreement (subject to any adjustment made pursuant to Section 14.3.2 or as a result of dispute resolution hereunder).

CONFIDENTIAL 90 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 14.4 Termination of Co-Funding; Out-License of Product. For clarity, Section 5.10 of the Collaboration Agreement continues to apply to the Product; provided, the Opt-Out Date for the Product will be effective [*] after the Non-Continuing Party provides written notice to the other Party (such notice being irrevocable once provided), and the Continuing Party shall have the right to determine whether it will assume sole responsibility for Development and Commercialization of the Product. If the Continuing Party so elects, then, on and after the effective date of termination, the Product shall be treated as a Genmab Product (if Genmab is the Continuing Party) or an SGI Product (if SGI is the Continuing Party) and the terms of the Collaboration Agreement shall apply with respect to Product (including Section 5.10 of the Collaboration Agreement and the payment of royalties and milestones pursuant to Article 10 of the Collaboration Agreement). 14.5 Termination for Insolvency; Bankruptcy. Either Party may terminate this Agreement if, at any time, the other Party (a) shall file in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of that Party or of its assets, (b) proposes a written agreement of composition or extension of its debts, (c) shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within [*] days after the filing thereof, (d) shall propose or be a party to any dissolution or liquidation, or (e) shall make an assignment for the benefit of its creditors. Notwithstanding the foregoing, the Parties intend for this Agreement and the licenses granted herein to come within Section 365(a) of the United States Bankruptcy Code, and notwithstanding the bankruptcy or insolvency of SGI, this Agreement and the licenses granted herein shall remain in full force and effect so long as Genmab shall remain in material compliance with the terms and conditions hereof. 14.6 Remedies. Except as otherwise expressly provided herein, termination of this Agreement (either in its entirety or with respect to one (1) or more countries or other jurisdiction(s)) in accordance with the provisions hereof shall not limit remedies that may otherwise be available in law or equity. 14.7 Accrued Rights; Surviving Obligations. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement. Without limiting the foregoing, ARTICLE 1 (to the extent defined terms are used in any other surviving provisions), the first sentence of Section 3.7.5, Section 3.7.6, Section 4.5, Section 5.7 (and with respect to amounts owed or rights accrued prior to termination or expiration of this Agreement, Sections 5.1-5.6), Section 8.1.2, the last sentence of Section 10.2, Section 10.3, Section 11.1, Section 11.2 (with respect to ownership of Product Trademarks and use of Other Marks), Section 11.5, Section 11.7, ARTICLE 12, ARTICLE 13, this ARTICLE 14, ARTICLE 15, ARTICLE 16 and ARTICLE 17 of this Agreement shall survive the termination or expiration of this Agreement for any reason. For the avoidance of doubt, (a) the license granted by Genmab to SGI under Section 2.4.2 of the Collaboration Agreement with respect to the Product is subject to the terms and conditions of this Agreement in all respects, including with respect to the payment of royalties hereunder during the Royalty Term on a country-by-country basis, (b) such license with respect to the

CONFIDENTIAL 91 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. Product for the Royalty Territory shall survive the expiration of the Royalty Term under this Agreement on a country-by-country basis as a royalty-free, fully paid-up license, and (c) references to the “Commercialization Plan” in Section 2.4.2 of the Collaboration Agreement shall be deemed to be references to this Agreement. For the further avoidance of doubt, (i) the license granted by SGI to Genmab under Section 2.1.2 of the Collaboration Agreement with respect to the Product is subject to the terms and conditions of this Agreement in all respects, including (in the event that one or more Affected Region(s) have been deemed part of the Genmab Royalty Territory pursuant to Section 14.3.2(b)) with respect to the payment of royalties hereunder during the Royalty Term on a country-by-country basis, (ii) such license with respect to the Product for the Genmab Royalty Territory shall survive the expiration of the Genmab Royalty Term under this Agreement on a country-by-country basis as a royalty-free, fully paid-up license, and (iii) references to the “Commercialization Plan” in Section 2.1.2 of the Collaboration Agreement shall be deemed to be references to this Agreement. ARTICLE 15 INDEMNIFICATION 15.1 Indemnification. Subject to Section 15.3, each Party shall defend, indemnify and hold harmless the other Party, its Affiliates and their respective directors, officers, employees and agents (collectively, such Party’s “Indemnitees”) from and against all liabilities, losses, damages, and expenses, including reasonable attorneys’ fees and costs (collectively, “Losses”), resulting from all Third Party claims, suits, actions, or demands (collectively, the “Claims”) to the extent that such Losses are incurred, relate to or arise out of (a) the material breach of any provision of this Agreement or any other agreement between the Parties with respect to the Product by the indemnifying Party or its Affiliate (or the inaccuracy of any representation or warranty made by such Party in this Agreement), (b) the gross negligence, recklessness or willful misconduct of the indemnifying Party or its Affiliate in connection with the exercise of its rights or the performance of its obligations under this Agreement, or (c) solely with respect to SGI as the indemnifying Party, SGI’s Development, Manufacturing, and Commercialization of the Product in the Royalty Territory. 15.2 Indemnification Procedure. 15.2.1 A Party believing that it or its Indemnitees are entitled to indemnification under Section 15.1 (an “Indemnified Party”) shall give prompt written notification to the other Party (the “Indemnifying Party”) of the commencement of any Claim for which indemnification may be sought or, if earlier, upon the assertion of any such Claim by a Third Party (it being understood and agreed, however, that the failure by an Indemnified Party to give notice of a Claim as provided in this Section 15.2 shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that such Indemnifying Party is actually materially prejudiced as a result of such failure to give notice). Subject to any written agreement by the Parties to the contrary, within [*] after delivery of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such Claim with counsel reasonably satisfactory to the Indemnified Party. If a Party believes that a Claim presented to it for indemnification is one as to which the Party seeking indemnification is not entitled to indemnification under Section 15.1, it shall so notify the Party seeking indemnification.

CONFIDENTIAL 92 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 15.2.2 If the Indemnifying Party elects to assume the defense of such Claim, the Indemnified Party may participate in such defense with its own counsel, with the fees and expenses to be paid by the Indemnified Party, unless the representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual differing interests between such Indemnified Party and any other party represented by such counsel in such proceedings, in which case the reasonable fees and expenses of such counsel shall be paid by the Indemnifying Party. 15.2.3 In any event, the Indemnifying Party shall keep the other Party reasonably apprised of the status of such Claim and the defense thereof (including by providing copies of pleadings and such other documents, information, and correspondence reasonably requested by the Indemnified Party) and shall consider in good faith recommendations made by the Indemnified Party with respect thereto. 15.2.4 The Indemnified Party shall not agree to any settlement of such Claim without the prior Party Written Consent of the Indemnifying Party. The Indemnifying Party shall not agree to any settlement of such Claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto or that imposes any liability or obligation on the Indemnified Party or adversely affects the Indemnified Party without the prior Party Written Consent of the Indemnified Party, which shall not be unreasonably withheld, conditioned or delayed. 15.3 Treatment of Manufacturing Losses. Notwithstanding anything to the contrary contained in this Agreement or the Collaboration Agreement, the Parties agree to share equally in that portion of Manufacturing Losses that is included as Allowable Expenses or Development Costs hereunder. 15.4 No Consequential or Punitive Damages. EXCEPT (A) FOR WILLFUL MISCONDUCT, (B) FOR A PARTY’S BREACH OF ITS OBLIGATIONS UNDER ARTICLE 13, AND (C) TO THE EXTENT ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER THIS ARTICLE 15 OR UNDER ANY RELATED MANUFACTURING AGREEMENT, NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE FOR INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUSINESS INTERRUPTION, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE, IN CONNECTION WITH OR ARISING IN ANY WAY OUT OF THE TERMS OF THIS AGREEMENT OR ANY RELATED MANUFACTURING AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE USE OF THE PRODUCT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. 15.5 Effect on Collaboration Agreement. For clarity, the provisions of this ARTICLE 15 shall supersede the provisions of Section 18.2 of the Collaboration Agreement with respect to any right to indemnification by either Party for Claims to the extent that such Claims relate to or arise out of this Agreement or the performance of obligations under this Agreement with respect to the Product.

CONFIDENTIAL 93 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. ARTICLE 16 DISPUTE RESOLUTION 16.1 Disputes. The Parties recognize that disputes as to certain matters may from time to time arise that relate to decisions to be made by one or more of the Committees provided for herein or to the Party’s respective rights or obligations hereunder. It is the desire of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to arbitration or litigation. To accomplish this objective, the Parties agree that, except for disputes regarding Party Tactical Matters or other matters for which a Party has final decision-making authority hereunder or as otherwise expressly provided in this Agreement, the dispute resolution procedures set forth in Section 23.3 of the Collaboration Agreement shall apply if and when a dispute arises under this Agreement; provided, that if such dispute is regarding a matter to be decided or agreed upon by a Committee as set forth herein, then the terms of Section 2.10.5 or Section 3.5.2, as applicable, shall first apply. For clarity, any dispute as to whether or not a matter (a) is a Party Tactical Matter, (b) requires Joint Committee Consent, (c) is a matter to which Section 2.10.5 applies, or (d) is subject to a Party’s final decision-making authority hereunder shall be resolved, in each case ((a) through (d)), in accordance with this Section 23.3 of the Collaboration Agreement; except, that with respect to all dispute resolution procedures for matters hereunder to be resolved in accordance with Section 23.1 of the Collaboration Agreement, notwithstanding any provision in Section 23.1 of the Collaboration Agreement to the contrary, (i) the Parties agree that they will not challenge the jurisdiction or authority of the arbitration panel to decide the dispute or the arbitrability or admissibility of the relevant dispute and (ii) any dispute submitted to the arbitrator(s) that fell within the decision-making responsibilities of any Committee, Team, or Working Group in accordance with the terms of this Agreement, the arbitrator(s) must render their decision applying the substantive law of the state of New York and based on the principles of maximizing the value and reasonable commercial potential of the Product. ARTICLE 17 MISCELLANEOUS 17.1 [*]. To the extent permissible under Applicable Law, each Party agrees that, during the Term, neither it nor any of its Affiliates that participates in or is responsible for activities for the Product pursuant to this Agreement shall [*] conducted by the other Party or any of its Affiliates under this Agreement [*] with such other Party or Affiliate and [*]. For purposes of the foregoing, [*]. This Section 17.1 shall not restrict either Party or any of its Affiliates from [*] or [*]. 17.2 Maintenance of Records. Each Party shall, and shall require its Affiliates to, and shall use Commercially Reasonable Efforts to cause its permitted sublicensees and Approved Subcontractors to, keep and maintain accurate and complete records of activities performed by or on behalf of such Party or any of its Affiliates, permitted sublicensees and Approved Subcontractors in connection with its or their activities under this Agreement (including records for Patent purposes), as well as all records required by Applicable Law with respect to the Product, and shall make copies of such records available to the other Party upon request. The Parties’ and their Affiliates’ obligations under this Section 17.2 shall continue for the longer of

CONFIDENTIAL 94 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. (a) five (5) years following the activity with respect to which the applicable records relate and (b) any applicable time period under Applicable Law. 17.3 Force Majeure. No Party (or any of its Affiliates) shall be held liable or responsible to the other Party (or any of its Affiliates), or be deemed to have defaulted under or breached the Agreement, for failure or delay by such Party (or any of its Affiliates) in fulfilling or performing any term of the Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party (or any of its Affiliates), including fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, epidemics, pandemics, riots, civil commotions, acts of God, earthquakes, or omissions or delays in acting by any Governmental Authority (“Force Majeure”); provided, however, that the affected Party shall (a) promptly notify the other Party in writing of the existence of the Force Majeure, and (b) exert all Commercially Reasonable Efforts to eliminate, cure or overcome any such Force Majeure and to resume performance hereunder promptly. Notwithstanding the foregoing, to the extent that an event of Force Majeure continues for a period in excess of [*], the affected Party shall promptly notify in writing the other Party of such continued event of Force Majeure and the Parties shall negotiate in good faith (i) a resolution of the event of Force Majeure, if possible, (ii) an extension by mutual agreement of the time period to resolve, eliminate, cure, or overcome such Force Majeure, (iii) an amendment of this Agreement to the extent reasonably possible, or (iv) an early termination of this Agreement. If the Parties do not reach such resolution within an additional [*] period (or such period is not extended by mutual agreement of the Parties), the non-affected Party may terminate this Agreement on [*] days advance written notice to the other Party. This Section 17.3 supersedes Section 19.1 of the Collaboration Agreement with respect to the Product. 17.4 Assignment. This Agreement may not be assigned or otherwise transferred, nor, except as expressly provided hereunder, may any right or obligations hereunder be assigned, transferred or delegated to any Third Party by either Party without the consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that either Party may, without such consent but with notification, assign this Agreement and its rights and obligations hereunder [*]. Any permitted assignee shall assume all rights and obligations of its assignor under this Agreement. Any attempted assignment of this Agreement not in accordance with this Section 17.4 shall be void and of no effect. This Agreement shall be binding on, and inure to the benefit of, each Party, its successors and permitted assigns. This Section 17.4 expressly supersedes Section 20.1 of the Collaboration Agreement and shall apply mutatis mutandis with respect to the assignability of the Collaboration Agreement. Additionally, this Agreement may only be assigned together with the Collaboration Agreement (in its entirety or in its entirety with respect to the Product), and the Collaboration Agreement (in its entirety or in its entirety with respect to the Product) may only be assigned together with this Agreement. 17.5 Severability. Each Party hereby agrees that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of this Agreement be or become invalid, the Parties hereto shall substitute, by mutual Party Written Consent, valid provisions for such invalid provisions, in their economic effect, are sufficiently similar to the invalid provisions that it can be reasonably

CONFIDENTIAL 95 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. assumed that the Parties would have entered into this Agreement based on such valid provisions. In case such alternative provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid provisions. 17.6 Insurance. The insurance provisions of Article 22 of the Collaboration Agreement shall apply to the activities conducted hereunder. 17.7 Notices. All notices, consents or waivers under this Agreement shall be in writing and will be deemed to have been duly given when: (a) delivered in person; or (b) delivered by first class air mail or internationally recognized courier service, postage prepaid, addressed to the other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the address to the other Party in accordance with this Section 17.7. For clarity, this Section 17.7 is not intended to apply to day-to-day business communications made in the ordinary course. For Genmab: Genmab A/S Attention: Head of Legal Email: [*] the address of Genmab as registered in the Danish Central Business Register (or any successors hereof) or the address of Genmab as registered at the Genmab’s official homepage (currently www.genmab.com) Invoices to Genmab: [*] For SGI: Seagen Inc. 21823 30th Drive S.E. Bothell, WA 98021 Telephone: +1 (425) 527-4000 Facsimile: [*] Email: [*] Attention: General Counsel With copies of invoices to: Accounts Payable 21823 – 30th Drive SE

CONFIDENTIAL 96 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. Bothell, WA 98021 Email: [*] 17.8 Governing Law. The Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof that may dictate application of the laws of any other state or the United States. 17.9 Headings; Construction. 17.9.1 Each of the Parties acknowledges and agrees that this Agreement has been diligently reviewed by and negotiated by and between each of them, that in such negotiations each of them has been represented by competent counsel and that the final agreement contained herein, including the language whereby it has been expressed, represents the joint efforts of the Parties hereto and their counsel. Accordingly, in interpreting this Agreement or any provision hereof, no presumption shall apply against any Party as being responsible for the wording or drafting of this Agreement or any such provision, and ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision. 17.9.2 The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including,” the phrase “for example” and the abbreviation “e.g.,” shall each be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” The word “any” shall mean “any and all” unless otherwise clearly indicated by context. The word “or” is used in the inclusive sense (and/or) unless the context otherwise requires. 17.9.3 Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any Applicable Law herein shall be construed as referring to such Applicable Law as from time to time enacted, repealed or amended, (c) any reference herein to any Person shall be construed to include the Person’s successors and permitted assigns, (d) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) references to “drugs” or pharmaceutical products or therapies include biological products or therapies, and (f) all references herein to Articles, Sections or Schedules, unless otherwise specifically provided, shall be construed to refer to Articles, Sections and Schedules of this Agreement. As used herein, the reference to an Article refers to all of the Sections under that Article. 17.9.4 The headings of Articles and Sections of this Agreement are for ease of reference only and shall not affect the meaning or interpretation of this Agreement in any way.

CONFIDENTIAL 97 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. 17.10 No Third Party Beneficiaries. No Person other than Genmab, SGI and their respective Affiliates, successors and permitted assignees hereunder, shall be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement. 17.11 Entire Agreement; Amendment. This Agreement, together with the Schedules hereto, the Collaboration Agreement and the supply agreements, quality agreements, and pharmacovigilance agreements referenced herein, together with the exhibits and schedules thereto, contains the entire understanding of the Parties with respect to the specific subject matter hereof. All other express or implied agreements and understandings, either oral or written, heretofore made are expressly superseded. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both Parties. 17.12 Relationship Between Agreements. 17.12.1 To the extent the terms and conditions of this Agreement conflict with the terms of the Collaboration Agreement or the supply agreements, quality agreements, pharmacovigilance agreements, and data protection agreements referenced herein, the terms and conditions of this Agreement shall prevail with respect to the Product; provided, that (a) the terms and conditions of such pharmacovigilance agreements shall prevail solely with respect to Product safety matters in accordance with Section 8.2, (b) the terms and conditions of such quality agreements shall prevail with respect to Product quality matters, and (c) the terms and conditions of such data protection agreements shall prevail with respect to personal data. 17.12.2 Notwithstanding anything to the contrary, the Collaboration Agreement may not be terminated with respect to the Product for so long as this Agreement continues to survive. 17.13 Independent Contractors. Notwithstanding anything contained herein to the contrary, SGI and Genmab each agree and acknowledge that they shall be independent contractors and that the relationship between the Parties shall not constitute a partnership, joint venture, agency, or any type of fiduciary relationship. Neither SGI nor Genmab shall have the authority to make any statements, representations or commitments of any kind, or take any action, which shall be binding on the other Party, without the prior Party Written Consent of the other Party to do so. 17.14 Affiliates. 17.14.1 Except as provided in this Section 17.14, either Party may perform any or all of its obligations under this Agreement through one or more Affiliates (but only for so long as such Person is and remains an Affiliate of such Party); provided, that such Party shall remain fully liable for the obligations under this Agreement and any acts or omissions of such Affiliates. Each Party shall cause its respective Affiliates to comply fully with the provisions of this Agreement to the extent such provisions specifically relate to, or are intended to specifically relate to, such Affiliates, as though such Affiliates were expressly named as joint obligors hereunder. In addition, notwithstanding any limitations in the Collaboration Agreement, each Party shall have the right to extend the rights, licenses, immunities and obligations granted in this Agreement and the Collaboration Agreement to one or more of its Affiliates (but only for so long as such Person

CONFIDENTIAL 98 [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. is and remains an Affiliate of such Party) and any such extension to Affiliates under the Collaboration Agreement prior to the Effective Date is hereby deemed approved. All applicable terms and provisions of this Agreement and the Collaboration Agreement shall apply to any such Affiliate to which this Agreement has been extended to the same extent as such terms and provisions apply to the extending Party. 17.14.2 To the extent required by Applicable Law, the Parties shall cause their relevant local Affiliates in any country in the Territory to enter into local agreements to implement the arrangements provided for in this Agreement. Such implementing agreements shall be in forms mutually agreed by the Parties and shall be, in all material respects, consistent with the terms and conditions of this Agreement, including by having termination provisions that are not inconsistent with ARTICLE 14. 17.15 No Waiver. Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time. 17.16 Fees and Expenses. Except as otherwise specified in this Agreement, each Party shall bear its own costs and expenses (including investment banking and legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. 17.17 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. This Agreement may be executed by delivery of electronically scanned copies of original signatures delivered by electronic mail, and such signatures shall be deemed to bind each Party as if they were original signatures; provided, that each Party shall also provide the other Party a hard copy of the executed Agreement. {Signature Pages Follow}

CONFIDENTIAL [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. IN WITNESS WHEREOF, the Parties have caused this Joint Commercialization Agreement to be executed by their duly authorized representatives as of the Effective Date. GENMAB A/S By: Jan van de Winkel President & CEO

CONFIDENTIAL [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. IN WITNESS WHEREOF, the Parties have caused this Joint Commercialization Agreement to be executed by their duly authorized representatives as of the Effective Date. SEAGEN INC. By: Clay B. Siegall, Ph.D. President and Chief Executive Officer

CONFIDENTIAL [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. SCHEDULE 1.6 APPROVED SUBCONTRACTORS For SGI: Approved Subcontractor Services/Functions: [*] [*] For Genmab: Approved Subcontractor Clinical Trial(s) Services/Functions [*] [*] [*]

CONFIDENTIAL [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. SCHEDULE 1.44 EUROPE The United Kingdom:  England  Scotland  Wales  Northern Ireland EU:  Austria  Belgium  Bulgaria  Croatia  Republic of Cyprus  Czech Republic  Denmark  Estonia  Finland  France  Germany  Greece  Hungary  Ireland  Italy  Latvia  Lithuania  Luxembourg  Malta  Netherlands  Poland  Portugal  Romania  Slovakia  Slovenia  Spain  Sweden EFTA:  Iceland  Liechtenstein  Norway  Switzerland

CONFIDENTIAL [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. SCHEDULE 3.1 GENMAB US ACTIVITIES US Commercialization and Medical Affairs Activities 1. Commercialization  Genmab fields fifty percent (50%) of the Parties’ aggregate Sales Representatives for the Product in the United States, as determined on an FTE basis. 2. Medical Affairs  Genmab fields fifty percent (50%) of the Parties’ aggregate MSLs for the Product in the United States, as determined on an FTE basis. 3. First and Second Line Management  [*].

CONFIDENTIAL [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. SCHEDULE 5.3.4 CERTAIN U.S. FEDERAL INCOME TAX MATTERS Section 1.1. Tax Partnership. The activities of the Partners pursuant to the Agreement in respect of the Development and Commercialization of the Product are deemed to be conducted by the Tax Partnership; provided that the activities of SGI and Genmab with respect to the Royalty Territory are deemed to be activities conducted by SGI and Genmab outside of the Tax Partnership. The partners of the Tax Partnership are SGI and Genmab (the “Partners”). The Tax Partnership, and the rights and obligations set forth in this Schedule 5.3.4, shall be effective beginning on the Tax Partnership Formation Date and shall remain in existence until the Agreement is terminated. Section 1.2. Definitions. Capitalized terms used, but not defined, herein will have the meanings ascribed to them in the Agreement. For purposes of this Schedule 5.3.4: (a) “Adjusted Capital Account” has the meaning set forth in Section 1.4(d) of this Schedule 5.3.4. (b) “Book” means the method of accounting prescribed for compliance with the capital account maintenance rules set forth in Section 1.704-1(b)(2)(iv) of the Treasury Regulations, as distinguished from any accounting method which a Partner may adopt for other purposes such as financial reporting. (c) “Budget Act” means Section 1101 of the Bipartisan Budget Act of 2015 and any Sections of the Tax Code or Treasury Regulations promulgated thereunder and with respect thereto, each as amended from time to time, and other guidance that may be promulgated in the future relating thereto. (d) “Capital Account” has the meaning set forth in Section 1.4(a) of this Schedule 5.3.4. (e) “Capital Contribution” means, for each Partner, such Partner’s cash or property deemed contributed to the Tax Partnership. (f) “Designated Individual” has the meaning set forth in Section 1.9(c) of this Schedule 5.3.4. (g) “Fiscal Year” means the calendar year. (h) “Gross Asset Value” means, with respect to any asset of the Tax Partnership, the asset’s adjusted basis for federal income tax purposes, adjusted to reflect any adjustments required or permitted by Sections 1.704-1(b)(2)(iv)(d) through (g), (m) and (s) of the Treasury Regulations, as mutually agreed upon by the Partners; provided, that in the case of any asset (other than cash) deemed contributed to the Tax Partnership, the initial Gross Asset Value of such property shall be equal to the fair market value of such asset as of the date of contribution, as mutually agreed upon by the Partners.

CONFIDENTIAL [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. (i) “Net Income” and “Net Losses” shall mean the Book income, gain, loss, deductions and credits of the Tax Partnership in the aggregate or separately stated, as appropriate, as of the close of each Taxable Year on the Tax Partnership’s tax return filed for federal income tax purposes (or other allocation period). (j) “Partners” has the meaning set forth in Section 1.1 of this Schedule 5.3.4. (k) “Partnership Representative” has the meaning set forth in Section 1.9(c) of this Schedule 5.3.4. (l) “Tax Code” means the U.S. Internal Revenue Code of 1986, as amended. (m) “Taxable Year” means the Tax Partnership’s Fiscal Year or such other year as may be required by Section 706 of the Tax Code. (n) “Treasury Regulations” means regulations (whether in final, proposed or temporary form) promulgated by the U.S. Department of the Treasury under the Tax Code, as amended. Section 1.3. Capital Contributions. [*] Section 1.4. Capital Accounts. [*] Section 1.5. Distributions. [*] Section 1.6. Allocation of Net Income or Net Losses. [*]. Section 1.7. Regulatory Allocations. [*] Section 1.8. Tax Allocations. [*] Section 1.9. Tax Reports, Tax Elections, Partnership Representative and Designated Individual. [*] Section 1.10. Tax Information Sharing. [*]. Section 1.11. Tax Position. [*].

CONFIDENTIAL [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. Section 1.12. Termination of Tax Partnership. [*]. Section 1.13. Costs and Expenses. [*].

CONFIDENTIAL [*] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed. SCHEDULE 6.3 MANUFACTURING Existing CMO Agreements: NAME OF THIRD PARTY CMO ROLE RELATIONSHIP PARTY AGREEMENT [*] [*] [*] [*] Pending CMO Agreements: NAME OF THIRD PARTY CMO ROLE RELATIONSHIP PARTY STATUS [*] [*] [*] [*] 243903111 v1